                       METROPOLITAN LIFE INSURANCE COMPANY
                               ADOPTION AGREEMENT
                                      FOR A
                                NON-STANDARDIZED
                           401(k)/PROFIT SHARING PLAN


BY SIGNING THIS ADOPTION AGREEMENT, YOU (THE EMPLOYER) ARE ADOPTING OR AMENDING A 401(k)/PROFIT SHARING PLAN FOR THE BENEFIT OF YOUR ELIGIBLE EMPLOYEES. THE TERMS OF THE PLAN ARE CONTAINED IN THE METROPOLITAN LIFE INSURANCE COMPANY DEFINED CONTRIBUTION BASIC PLAN DOCUMENT AND IN THIS ADOPTION AGREEMENT.

PLEASE FILL OUT THIS ADOPTION AGREEMENT COMPLETELY AND PROPERLY. FAILURE TO DO SO MAY RESULT IN PLAN DISQUALIFICATION. PLEASE TYPE OR PRINT CLEARLY WITH A PEN; DO NOT USE A PENCIL. PLEASE MAKE A COPY OF THIS ADOPTION AGREEMENT FOR YOUR RECORDS.


PART A - GENERAL INFORMATION                          (PLAN SECTIONS 2.9, 2.20)
--------------------------------------------------------------------------------


A.1      NAME OF PLAN: This Plan shall be known as the Select Comfort Profit
                                                       ---------------------
         Sharing and 401(k) Plan
         -----------------------

A.2.     NAME OF THE EMPLOYER: Select Comfort Corporation
                               --------------------------

A.3.     EMPLOYER TAX IDENTIFICATION NUMBER: 41-1597886
                                             ----------

A.4.     EMPLOYER'S ADDRESS: 6104 Trenton Lane North, Plymouth, MN 55442
                             -------------------------------------------

A.5.     EMPLOYER'S TELEPHONE NUMBER: (763) 551-8770
                                      --------------

A.6.     TYPE OF BUSINESS ENTITY:

         [ ] Sole Proprietor                       [ ] S Corporation
         [ ] Partnership                           |X| C Corporation
         [ ] Limited Liability Partnership         [ ] Tax-Exempt Organization
         [ ] Limited Liability Company             [ ] Governmental Entity
                                                   [ ] Other
                                                             -----------------

A.7.     DATE EMPLOYER'S BUSINESS COMMENCED: February 1987
                                             -------------

A.8.     LAST DAY OF EMPLOYER'S TAXABLE YEAR: December 31
                                              -----------
                                                                  (month/day)
A.9.     PLAN NUMBER: 001
                      ---


                 (C) 2000, METROPOLITAN LIFE INSURANCE COMPANY
                              ALL RIGHTS RESERVED.

A.10.    PLAN YEAR                                          (PLAN SECTION 2.23)

         The Plan Year is the Employer's Taxable Year unless another 12 consecutive month period is selected below.

         [ ] Indicate last day of Plan Year if other than the Employer's Taxable Year ___________
                               (month/day)

         [ ] For short Plan Years created by this Adoption Agreement, the Plan Year will be the period commencing on ___________ and
                  ending on ___________;                     (month/day)
                            (month/day)
                  thereafter, the Plan Year will be the 12 month period ending on ___________.
                     (month/day)

A.11.    LIMITATION YEAR                                 (PLAN SECTION 13.1(h))

         For the purpose of determining whether the Plan has limited the Participants' Annual Additions under IRC Section 415, the Limitation Year is the Plan Year.

A.12.    NAME OF PLAN(S) BEING AMENDED:  Select Comfort Profit Sharing and
         401(k) Plan                     ---------------------------------
         -----------
         Original Effective Date(s):  January 1, 1994
                                      ---------------

A.13. ADOPTION OR AMENDMENT OF PLAN (COMPLETE ONE OF THE FOLLOWING.) (PLAN SECTION 2.6)

         [ ] The Effective Date of the new Plan established by the execution of this Adoption Agreement is: _________ (CANNOT BE EARLIER THAN THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS PLAN IS ADOPTED. PLEASE NOTE, HOWEVER, THAT UNDER NO CIRCUMSTANCES MAY 401(k) SAVINGS CONTRIBUTIONS COMMENCE PRIOR TO THE DATE THIS PLAN IS ADOPTED.)

         |X| The Effective Date of Amendment(s) adopted by the execution of this Adoption Agreement is: January 1, 1997 unless specified
                  otherwise.                  --------------------------------
                  ----------

(SPECIAL NOTE: IF THIS PLAN IS ADOPTED OR AMENDED EFFECTIVE AS OF THE 1997, 1998, 1999, 2000 OR 2001 PLAN YEAR, THEN THE PROVISIONS OF SECTIONS C.3 (SAFE HARBOR CONTRIBUTIONS), C.6 (ADP/ACP TESTING METHOD), C.7, (DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES) D.8 (MINIMUM DISTRIBUTIONS AND CASH-OUT OF ACCOUNT BALANCES) ARE EFFECTIVE FOR THE 2002 PLAN YEAR AND LATER. THE OPERATION OF THE PROVISIONS OF THESE SECTIONS DURING THE 1997-2001 PLAN YEARS, TO THE EXTENT APPLICABLE, IS REFLECTED IN SECTION G OF THIS ADOPTION AGREEMENT)

A.14.    FROZEN PLAN AMENDMENT

         [ ] EFFECTIVE ______________, THIS PLAN IS FROZEN. ALL CONTRIBUTIONS TO THE PLAN WILL CEASE AND NO NEW PARTICIPANTS WILL BE ALLOWED TO ENTER THE PLAN. (If elected, skip Parts B and C.1 - C.5. Go directly to Part C.6.).

PART B - PARTICIPATION                                         (PLAN SECTION 4)

B.1.     ELIGIBILITY FOR 401(k) AND AFTER-TAX SAVINGS CONTRIBUTIONS

         AGE REQUIREMENT

         There will be no age requirement unless checked below.

         |X| An Employee must have attained the age of 21 (MAY NOT BE GREATER THAN 21).

         SERVICE REQUIREMENT

         There will be no service requirement unless checked below.
         |X| One Year of Service is required for part time employees (under 30 hours per week). (If elected, complete the "Year Of Service" information under B.4)
         [ ] ____ Months of Service (NOT TO EXCEED 12. If the service requirement selected is less than 12 months, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such eligibility period.)

B.2. SPECIAL ELIGIBILITY FOR EMPLOYER MATCHING AND SUPPLEMENTAL PROFIT SHARING CONTRIBUTIONS

         |X| If elected, the following special eligibility conditions will apply for all Employer Matching Contributions and Supplemental Employer Profit Sharing Contributions, as elected below. Otherwise, the above eligibility requirements for 401(k) and After-Tax Savings Contributions will apply for all Employer Matching Contributions and Supplemental Employer Profit Sharing Contributions.

                  AGE REQUIREMENT

                  There will be no age requirement unless checked below.

                  |X| An Employee must have attained the age of 21 (MAY NOT BE GREATER THAN 21).

                  SERVICE REQUIREMENT

                  There will be no service requirement unless checked below.

                  [ ] One Year of Service. (If elected, complete the "Year Of Service" information under B.4)

                  [ ] Two Years of Service. (IF ELECTED COMPLETE THE "YEAR OF SERVICE" INFORMATION UNDER B.4, AND ELECT THE 100% VESTING (VESTING SCHEDULE C) UNDER D.1.)

                  [ ] ____ Months of Service (NOT TO EXCEED 12. If the service requirement selected is less than 12 months, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such eligibility period.)

B.3.     WAIVER OF ELIGIBILITY REQUIREMENTS FOR NEW OR AMENDED PLAN

         [ ] If checked, each Employee employed by a participating Employer on the Effective Date or Amendment Date, is automatically eligible to participate without meeting any age or service requirement. Employees hired after the Effective Date or Amendment Date are eligible upon satisfying any service and/or age requirement.

B.4.     SERVICE RULES FOR ELIGIBILITY

         YEAR OF SERVICE (CHOOSE EITHER ELAPSED TIME OR HOURS OF SERVICE METHOD)

         [ ]      ELAPSED TIME METHOD                         (PLAN SECTION 3B)

                  An Employee's Service will be determined using the Elapsed Time Method.

         |X|      HOURS OF SERVICE METHOD                     (PLAN SECTION 3A)

                  An Employee's service will be determined by counting Hours of Service during the Computation Period.

                  The Employee must complete 1000 Hours of Service during a Computation Period to be credited with a Year of Service unless a lesser number is here indicated ___________. (INSERT NUMBER; CANNOT EXCEED 1,000.)

         |X| ACTUAL HOURS COUNTING METHOD. The Plan Administrator will determine if the Participant is entitled to a Year of Service as defined above by counting the actual hours the Employee worked or for which he or she is paid during the Computation Period unless the Equivalency Method is elected below.

         [ ] EQUIVALENCY METHOD. Instead of counting actual hours, the Employee is credited with the specified number of hours as elected:
                  [ ]      10 hours per day
                  [ ]      45 hours per week
                  [ ]      95 per half month
                  [ ]      190 hours per month

         ELIGIBILITY COMPUTATION PERIODS

         Computation Periods used to measure an Employee's Years of Service for eligibility purposes are:

         [ ]      An Employee's Employment Years.

         |X| An Employee's first Employment Year, the first Plan Year beginning within his first Employment Year, and subsequent Plan Years. (CANNOT BE SELECTED IF THE ELAPSED TIME METHOD IS CHOSEN ABOVE.)

B.5.     PRIOR SERVICE WITH OTHER BUSINESSES        (PLAN SECTIONS 3A.10, 3B.6)

         REQUIRED CREDITING OF PRIOR SERVICE WITH OTHER BUSINESSES

         Service with the following employers described in this paragraph will automatically count as service for the purpose of determining eligibility and vesting: (a) Employers that are related in the manner described in Code Section 414 (b), (c), (m) or (o), limited to the time the entities were related, unless prior service is also elected below; or (b) predecessor employers who previously carried on the current Employer's business and maintained this Plan.

         OPTIONAL CREDITING OF PRIOR SERVICE WITH OTHER BUSINESSES

         [ ] RELATED EMPLOYERS - PRIOR SERVICE. Years of Service with the entities related to the Employer in the manner described in Code Section 414(b), (c), (m) or (o) shall include years BEFORE such entities were so related, only if such employers are listed below:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         [ ]      OTHER EMPLOYERS.

                  (i) List any predecessor employer who previously carried on the Employer's business, but DID NOT previously maintain this Plan, for which service will be counted for eligibility and vesting:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (ii) List any prior employer, other than an predecessor employer, for which service will be counted for eligibility and vesting. (In order to grant this pre-participation service, you must determine that such crediting of this service has met the requirements of Treasury Reg. Section 1.401(a)(4)-11(d)(3)(iii)).

                  --------------------------------------------------------------

                  --------------------------------------------------------------


B.6.     ENTRY DATES                                   (PLAN SECTIONS 4.3, 4.5)

                  The Plan's Entry Dates will be the first day of each of the first and seventh months of the Plan Year, unless otherwise elected below:

         [ ] Payroll Entry Dates. The first day of each payroll period is an Entry Date.

         |X|      Monthly Entry Dates. The first day of each month is an Entry
                  Date.

         [ ] Quarterly Entry Dates. The first day of each of the first, fourth, seventh and tenth months of the Plan Year is an Entry Date.

         [ ] Annual Entry Date. The first day of each Plan Year is an Entry Date. (Service requirement may not be greater than 6 months and age requirement may not be greater than 20 1/2.)

         [ ] The Effective Date of this plan amendment is an Entry Date. (This is a special one-time election to allow the effective date of this amendment to be an Entry Date. The Plan's subsequent Entry Dates will be as elected above.)

                  The original Effective Date of the Plan is an Entry Date.


B.7.     CLASS EXCLUSIONS                                    (PLAN SECTION 4.1)

         The following classes of individuals are not eligible to participate:

         |X| All Employees covered by a collective bargaining agreement, where retirement benefits were the subject of good faith bargaining with the Employer and the agreement does not call for inclusion in this Plan, except for the following unit(s) of Employees:
                  -------------------------------------------------------------

                  -------------------------------------------------------------

         [ ] All nonresident alien Employees who receive no compensation from the Employer which constitutes income from sources within the United States.

         |X| All individuals performing services for the Employer under an agreement, whether oral or written, by which they acknowledge their status as independent contractors, notwithstanding that such person is later determined by a court of competent jurisdiction or the Internal Revenue Service to be common law employees for tax purposes.

         |X| All individuals performing services for the Employer under a leasing arrangement entered into between the Employer and some other person, notwithstanding the fact that he or she is later determined by a court of competent jurisdiction or the Internal Revenue Service to be a common law employee or a Leased Employee.

         [ ] Employees who became Employees as the result of a "Section 410(b)(6)(C) transaction" during the period beginning on the date of the transaction and ending on the last day of the transition period. This class exclusion applies to all such Employees except Employees of the following prior Employer(s) or division(s):
                                 -----------------------------------------------

                  --------------------------------------------------------------
                  (IF APPLICABLE, LIST ANY PRIOR EMPLOYER(s) OR DIVISION(s) INVOLVED IN THE SECTION 410(b)(6)(c) TRANSACTION WHICH YOU WANT TO INCLUDE IN THE PLAN DURING THE TRANSITION PERIOD.)

         |X| Other (specify): Employees hired for a specific period of time or for the completion of a specific project.

         (NOTE: THE EXCLUSION SELECTED IN OTHER ABOVE CANNOT BE BASED UPON THE NUMBER OF HOURS WORKED BY PARTICIPANTS SUCH AS PART-TIME EMPLOYEES RELATED EMPLOYERS REQUIRED TO BE AGGREGATED WITH THE SPONSORING EMPLOYER UNDER CODE SECTION 414(b), (c), (m) OR (o), ARE AUTOMATICALLY EXCLUDED FROM THIS PLAN UNLESS THEY ADOPT THE PLAN AT F.4 OF THIS ADOPTION AGREEMENT. ALTHOUGH THE PLAN MAY EXCLUDE A RELATED EMPLOYER, THE PLAN WILL NEED TO PASS ALL THE REQUIRED COVERAGE AND NONDISCRIMINATION TESTS.)


PART C - CONTRIBUTIONS


C.1.     401(K) SAVINGS CONTRIBUTIONS                        (PLAN SECTION 5.1)

         [ ] No 401(k) Savings Contributions will be permitted in this Plan. This Plan is a Profit Sharing Plan only.

         |X| Each Participant may make 401(k) Savings Contributions in accordance with the provisions and limits in the Plan document. A Participant's 401(k) Savings Contributions shall be equal to at least (Check applicable box(es).):

                  [ ]      $          (MINIMUM OF $1.00)
                            ----------
                  |X|      one percent (1%) of Plan Compensation (MINIMUM OF 1%)

                           A Participant's 401(k) Savings Contributions in a Plan Year may not exceed fifty percent (50%) of his or her Plan Compensation for the year. (IF A LIMIT IS DESIRED, INSERT A PERCENTAGE THAT WILL NOT EXCEED THE
                           SECTION 415(c) MAXIMUM PERCENTAGE).

                  [ ] If checked, notwithstanding the above limitation, a Participant who is a Highly Compensated Employee may not make 401(k) Savings Contributions in a Plan Year in excess of_____% of his or her Plan Compensation for the year. (PLEASE NOTE: THE PERCENTAGE INSERTED IN THIS LIMITATION MUST BE LESS THAN THE PERCENTAGE INSERTED IN THE ABOVE LIMITATION. INSERT A PERCENTAGE THAT WILL NOT EXCEED THE SECTION 415(c) MAXIMUM PERCENTAGE ).

         SPECIAL ELECTION FOR BONUS PAYMENTS.

         |X| The Employer will permit the Participants to make a special deferral election applicable to the annual management bonus payment only. This election will OVERRIDE the Participant's then current 401(k) Savings Contribution election as it relates to bonus payments only. This election applies only to those bonuses identified as annual management bonuses.

                  By making this election, the Employer will allow the Participants to defer all or any portion of a bonus payment up to: (CHECK ONE BOX, IF A LIMIT IS DESIRED)

                  |X|      50 % (100% MAXIMUM)

                  [ ]      $
                             -----------

                  (NOTE: 401(k) Savings Contributions and Deferrals from Bonus Payments are subject to regulatory limits. Such Deferrals from Bonus Payments may not cause a Participant's 401(k) Savings Contributions for the Plan Year to exceed his or her Plan Compensation times the Plan maximum allowable deferral percentage or the maximum dollar amount permitted under
                  Section 402(g) of the Code.)

         DEEMED 401(k) CONTRIBUTION ELECTION                 (PLAN SECTION 5.1)

         [ ] Each eligible Participant will be deemed to make 401(k) Savings Contributions in accordance with Section 5.1 of the Plan at the rate of ___% of Plan Compensation for each payroll period, unless such Participant timely elects another percentage, including 0%, in a format authorized by the Employer. Otherwise, Participants must affirmatively elect to make 401(k) Savings Contributions. Deemed 401(k) Contributions and any attributable Employer Matching Contributions will be invested in the Plan's default investment election, which is selected by the Employer.

                  EMPLOYEES AFFECTED BY THE DEEMED 401(k) CONTRIBUTION ELECTION (CHOOSE ONE):

                  [ ] Employees first eligible to participate in the Plan on and after the Adoption Date or Amendment Date specified in Section A.13 of the Adoption Agreement.

                  [ ] Employees first eligible to participate in the Plan before, on or after the Adoption Date or Amendment Date specified in Section A.13 of the Adoption Agreement.

C.2.     AFTER-TAX SAVINGS CONTRIBUTIONS                     (PLAN SECTION 6.1)

         [ ] Participants may make After-Tax Savings Contributions to the Plan in accordance with the provisions and limits in the Plan document. A Participant's After-Tax Savings Contributions shall be equal to at least (CHECK APPLICABLE BOX(ES).):

                  [ ]      $         (MINIMUM OF $1.00)
                            ---------

                  [ ]           % of Plan Compensation (MINIMUM OF 1%)
                           -----

                  A Participant's After-Tax Savings Contributions in a Plan Year may not exceed _______% (MAXIMUM 10%) of his or her Plan Compensation for the year. (IF A LIMIT IS DESIRED, INSERT THE PERCENTAGE).

                  [ ] If checked, notwithstanding the above limitation, a Participant who is a Highly Compensated Employee may not make After-Tax Savings Contributions in a Plan Year in excess of ____% of his or her Plan Compensation for the year. (PLEASE NOTE: THE PERCENTAGE INSERTED IN THIS LIMITATION MUST BE LESS THAN THE PERCENTAGE INSERTED IN THE ABOVE LIMITATION. INSERT A PERCENTAGE THAT WILL NOT EXCEED THE SECTION 415(c) MAXIMUM PERCENTAGE ).

                  (NOTE: IF YOU ELECT TO USE THE SAFE HARBOR RULES UNDER C.3 FOR A PLAN YEAR BEGINNING ON OR AFTER JANUARY 1,1999, YOU MUST PERFORM ACP TESTING AT LEAST TO THE EXTENT OF AFTER-TAX SAVINGS CONTRIBUTIONS).

C.3.     SAFE HARBOR EMPLOYER CONTRIBUTIONS          (PLAN SECTIONS 5.10, 6.10)

         THE PLAN WILL NOT BE SUBJECT TO THE ANNUAL ADP/ACP TESTING TO THE EXTENT THE EMPLOYER ELECTS THE SAFE HARBOR OPTION, ONE OF THE SAFE HARBOR CONTRIBUTION FORMULAS AND COMPLIES WITH ALL OF THE STATED RULES, EXCEPT THAT ACP TESTING OF AFTER-TAX SAVINGS CONTRIBUTIONS WILL BE REQUIRED IF ELECTED IN SECTION C.2 OF THIS ADOPTION AGREEMENT. THIS SECTION WILL APPLY TO ELECTIONS FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 2002. Safe Harbor elections for the 1999, 2000 and/or 2001 Plan Year(s) are reflected in Section G.7. of this Adoption Agreement.

         [ ] The Employer elects to satisfy the Safe Harbor Method under Plan Sections 5.10 and 6.10. The Employer elects to satisfy the contribution requirement either by an election under the following "(a) Employer Matching Contributions" formulas and/or under the "(b) Employer Qualified Non-Elective Contribution." These contributions are immediately 100% vested and subject to the same withdrawal restrictions as 401(k) Savings Contributions as described in IRC Section 401(k)(2)(B) (other than hardship withdrawals).

                  (NOTE: FOR ANY PLAN YEAR THAT THE EMPLOYER MAKES THIS SAFE HARBOR ELECTION, NO DISCRETIONARY EMPLOYER MATCHING CONTRIBUTION WHICH EXCEEDS 4% OF PLAN COMPENSATION OR ANY EMPLOYER MATCHING CONTRIBUTION WHICH MATCHES PLAN COMPENSATIONS OF MORE THAN 6% WILL BE ALLOWED IN ADDITION TO THE SAFE HARBOR EMPLOYER CONTRIBUTION.).

                  [ ] SAFE HARBOR EMPLOYER MATCHING CONTRIBUTIONS. The Employer elects to make a Safe Harbor Employer Matching Contribution under one of the following formulas (Choose one):

                           [ ] BASIC FORMULA. The Employer will contribute 100% of the 401(k) Savings Contributions on the first 3% of the Participant's Plan Compensation plus 50% of the 401(k) Savings Contributions on the next two percent of the Participant's Plan Compensation.

                           [ ] ALTERNATE FORMULA. The Employer will contribute a Matching Contribution of 100% of the 401(k) Savings Contributions up to _____% (CHOOSE 4, 5 OR 6) of the Participant's Plan Compensation.

                           MATCHING PERIODS

                           If the Employer has elected to make a Matching Contribution to meet the Safe

                           Harbor requirements for ADP/ACP, then the Employer should designate the Matching Contribution Period. The period elected will be used as the allocation period and the period for which Plan Compensation is determined. If the period elected is not the Plan Year, Safe Harbor Matching Contributions must be deposited by the last day of the following quarter. The Plan Year will be the Matching Period unless a different period is elected below:

                           [ ]      Pay Period
                           [ ]      Monthly
                           [ ]      Quarterly
                           [ ]      Semi-annually

         [ ] SAFE HARBOR EMPLOYER NON-ELECTIVE CONTRIBUTIONS. The Employer elects to make Safe Harbor Employer Non-Elective Contributions, in lieu of Safe Harbor Employer Matching Contributions. The Employer will make a contribution equal to _________% (no less than 3%) of each eligible Participant's Plan Compensation to the Plan, regardless of whether such Participant has elected to make 401(k) Savings Contributions. This contribution will be made to this Plan, unless the box below is checked:

                  [ ] Instead of being made to this Plan, the Employer will make the Safe Harbor Non-Elective Contributions to another qualified defined contribution plan sponsored by the Employer and covering the same group of employees.

                                Name of Plan:
                                             ----------------------------------

C.4.     EMPLOYER MATCHING CONTRIBUTIONS                     (PLAN SECTION 8.4)

         If elected below, an Employer Matching Contribution may be made to the Plan. Each Plan Year, the Employer will make Employer Matching Contributions on behalf of each Participant who makes Matchable Savings Contributions during the Plan Year in accordance with whichever of the following boxes are checked below. (IF THE EMPLOYER ELECTS ANY OF THE MATCHING CONTRIBUTION OPTIONS BELOW, THE PLAN MUST PASS THE ACP TESTING ANNUALLY FOR THOSE CONTRIBUTIONS, UNLESS THE EMPLOYER MATCHING IS MADE IN ADDITION TO THE SAFE HARBOR EMPLOYER CONTRIBUTION AND MEETS SPECIFIC REQUIREMENTS.)

         [ ] STATED MATCHING FORMULA. The Employer Matching Contribution will be equal to _______% (such as 50%, or 100%) of the Participant's Matchable Savings Contributions during the Matching Period, subject to any limit indicated below.

                  LIMIT ON EMPLOYER MATCHING CONTRIBUTIONS

                  [ ] Matchable Savings Contributions above $____ or ____% (such as 6%) of the Participant's Plan Compensation during the Matching Period will not be matched. (IF A LIMIT IS DESIRED, INSERT THE DOLLAR AMOUNT OR PERCENTAGE.)

         [ ] STATED TIERED MATCHING FORMULA. The Matching Contribution will be based on a two-tiered formula as follows (NOTE: THE RATE OF THE EMPLOYER MATCHING CONTRIBUTIONS CANNOT INCREASE AS A PARTICIPANT'S RATE OF MATCHABLE SAVINGS CONTRIBUTIONS INCREASE.):

                  1) Provide a Matching Contribution of ______ % (such as 50%) of the Participant's Matchable Savings Contributions up to the first ______ % (such as 3%) of the Participant's Plan Compensation, plus

                  2) Provide a Matching Contribution of ______ % (such as 50%) of the Participant's Matchable Savings Contributions up to the next ______ % (such as 3%) of the Participant's Plan Compensation.

         |X| DISCRETIONARY MATCHING FORMULA. The Employer may make Matching Contributions in a discretionary amount or percentage determined each Plan Year on behalf of each Participant who makes Matchable Savings Contributions. At the discretion of the Employer, the amount or percentage of Matchable Savings Contributions that will be matched each Plan Year may be limited.

         [ ] ADDITIONAL ANNUAL DISCRETIONARY MATCHING FORMULA. An Employer who is making stated or discretionary Employer Matching Contributions under any of the above options may make an additional annual discretionary Employer Matching Contribution for the Plan Year in an amount determined each Plan Year on behalf of each Participant who makes Matchable Savings Contributions. At the discretion of the Employer, the amount or percentage of matchable savings that will be matched each Plan Year may be limited. The Additional Annual Discretionary Matching Contributions will be allocated in accordance with either of the allocation methods allowed above for the regular Discretionary Matching Formula.

         (NOTE: FOR ANY PLAN YEAR THAT THE EMPLOYER MAKES A SAFE HARBOR ELECTION NO DISCRETIONARY EMPLOYER MATCHING CONTRIBUTION WHICH EXCEEDS 4% OF PLAN COMPENSATION OR ANY EMPLOYER MATCHING WHICH MATCHES PLAN COMPENSATION OF MORE THAN 6% WILL BE ALLOWED IN ADDITION TO THE SAFE HARBOR EMPLOYER CONTRIBUTION.)

         MATCHABLE SAVINGS

         The Employer will make all Employer Matching Contributions based on 401(k) Savings Contributions only.

         MATCHING PERIODS

         The Employer may make an Employer Matching Contribution for each Matching Period. The Matching Period will be the Plan Year, unless any one of the following boxes are checked:

         [ ]      Pay Period
         [ ]      Monthly
         |X|      Quarterly
         [ ]      Semi-annually
         [ ]      At the discretion of the Employer and so designated by the
                  Board of Directors of the Employer in the resolution announcing the amount of the Matching Contribution. (MAY ONLY
                  BE USED IF A DISCRETIONARY MATCHING CONTRIBUTION IS SELECTED.)

         ANNUAL TRUE-UP MATCHING CONTRIBUTION.

         |X| Where the Matching Period selected is not the Plan Year, the Employer may make an additional Matching Contribution, which shall be allocated among those Participants whose Matchable Savings Contributions, when examined on an annual basis, was lower than the maximum percentage of Plan Compensation for which Matching Contributions could be made.

         EMPLOYMENT REQUIREMENT FOR AN EMPLOYER MATCHING ALLOCATION

         Unless the Employer checks any of the boxes below, a Participant who, during a Matching Contribution Period, was making Matchable Savings Contributions and was employed at any point during such period is entitled to share in the allocation of Matching Contributions for the Matching Contribution Period. (CHECK THE APPLICABLE BOX(ES))

         [ ] A Participant must be employed by the Employer on the last day of the Plan Year or terminate employment during the Plan Year with more than 500 Hours of Service. (CAN ONLY BE ELECTED IF THE MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR AND YOU DO NOT ELECT ANY OTHER BOXES BELOW.)

         |X| A Participant must be employed by the Employer on the last day of the Matching Contribution Period to share in the allocation of Employer Matching Contributions for such period.

         [ ] Participant must have completed at least ____ Hours of Service (CANNOT EXCEED 1,000) for the Employer during the Plan Year to receive an Employer Matching Contribution for the Plan Year. (CAN ONLY BE ELECTED IF THE MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

         [ ] At the discretion of the Employer, the employment requirements for an allocation will be designated by the Board of Directors of the Employer in the resolution announcing the amount of the Matching Contribution, but in no event shall a Matching Contribution be denied to any Participant who is employed on the last day of the Plan Year and who has completed at least 1,000 Hours of Service during the Plan Year. (MAY ONLY BE USED IF A DISCRETIONARY MATCHING CONTRIBUTION IS SELECTED.)

         (EXCEPTION: A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS OR HER RETIREMENT, DISABILITY, OR DEATH DURING A MATCHING CONTRIBUTION PERIOD IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENTS TO RECEIVE AN EMPLOYER MATCHING CONTRIBUTION FOR SUCH PERIOD. ALSO, A PARTICIPANT WHO IS NOT ACTIVELY EMPLOYED BY THE EMPLOYER ON THE LAST DAY OF A MATCHING CONTRIBUTION PERIOD BECAUSE OF A FAMILY MEDICAL ABSENCE SHALL SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS FOR SUCH PERIOD.)

         SPECIAL EMPLOYMENT REQUIREMENT FOR ADDITIONAL ANNUAL DISCRETIONARY EMPLOYER MATCHING ALLOCATION

         [ ] If checked, the Employer elects to make a special allocation election for the Additional Annual Discretionary Employer Matching Contributions for the Plan Year, which is separate from the above Employment Requirements for Allocation.

                  Unless the Employer checks any of the boxes below, a Participant who during the Plan Year was making Matchable Savings Contributions, and was employed at any point during such period is entitled to share in the allocation of Additional Annual Discretionary Employer Matching Contributions for the Plan Year. (CHECK THE APPLICABLE BOX(ES))

         [ ] A Participant must be employed by the Employer on the last day of the Plan Year or terminate employment during the Plan Year with more than 500 Hours of Service. (CAN ONLY BE ELECTED IF THE MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR AND YOU DO NOT ELECT ANY OTHER BOXES BELOW.)

         [ ] A Participant must be employed by the Employer on the last day of the Matching Contribution Period to share in the allocation of Employer Matching Contributions for such period.

         [ ] A Participant must have completed at least _____ Hours of Service (CANNOT EXCEED 1,000) for the Employer during the Plan Year to receive an Employer Matching Contribution for the Plan Year. (CAN ONLY BE ELECTED IF THE MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

         [ ] At the discretion of the Employer, the employment requirements for an allocation will be designated by the Board of Directors of the Employer in the resolution announcing the amount of the Matching Contribution, but in no event shall a Matching Contribution be denied to any Participant who is employed on the last day of the Plan Year and who has completed at least 1,000 Hours of Service during the Plan Year. (MAY ONLY BE USED IF A DISCRETIONARY MATCHING CONTRIBUTION IS SELECTED.)

         (EXCEPTION: A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS OR HER RETIREMENT, DISABILITY, OR DEATH DURING THE PLAN YEAR IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENTS TO RECEIVE AN ADDITIONAL ANNUAL DISCRETIONARY EMPLOYER MATCHING CONTRIBUTION FOR SUCH PERIOD. ALSO, A PARTICIPANT WHO IS NOT ACTIVELY EMPLOYED BY THE EMPLOYER ON THE LAST DAY OF A MATCHING CONTRIBUTION PERIOD BECAUSE OF A FAMILY MEDICAL ABSENCE SHALL SHARE IN THE ALLOCATION OF ADDITIONAL ANNUAL DISCRETIONARY EMPLOYER MATCHING CONTRIBUTIONS FOR SUCH PERIOD.)

C.5.     SUPPLEMENTAL EMPLOYER PROFIT SHARING CONTRIBUTIONS  (PLAN SECTION  8.2)

         If elected below, a Supplemental Employer Profit Sharing Contribution may be made to the Plan. Each Plan Year, the Employer will make a Supplemental Employer Profit Sharing Contribution, which will be allocated in the manner described below.

         [ ] NON-INTEGRATED FORMULA (DISCRETIONARY). The Supplemental Employer Profit Sharing Contribution (if any) for a Plan Year will be allocated so that each eligible Participant receives an equal contribution as a percentage of his or her Plan Compensation.

         [ ] FLAT DOLLAR ALLOCATION. The Employer may make a Supplemental Employer Profit Sharing Contribution. Such contribution will be allocated in the amount of $__________ to each eligible Participant.

         [ ] DISCRETIONARY FLAT DOLLAR ALLOCATION. The Employer may make a Supplemental Employer Profit Sharing Contribution. Such contribution will be allocated as a flat dollar amount to each eligible Participant.

         [ ] INTEGRATED FORMULA (DISCRETIONARY). The Supplemental Employer Profit Sharing Contribution (if any) for a Plan Year will be allocated to eligible Participants using a formula that is integrated with Social Security.

                  The integration level will be the Social Security taxable wage base, unless another option is elected below:

         [ ] The integration level will be equal to $___________(a dollar amount less than the Social Security taxable wage base).

         [ ] The integration level will be equal to _________% (maximum 100%) of the Social Security taxable wage base.

         (NOTE: IF YOU MAINTAIN ANY OTHER PLAN THAT IS INTEGRATED WITH SOCIAL SECURITY, YOU MAY NOT USE THE INTEGRATED CONTRIBUTION FORMULA.)

         Unless checked below, the integrated allocation formula will NOT depend upon whether or not the Plan is Top-Heavy, and will be limited to the formula described in Section 8.6(c)(1)(A) of the Basic Plan Document.

         [ ] The integrated allocation formula will depend upon whether or not the Plan is Top Heavy and will be allocated based on the formula described in Section 8.6(c)(1)(A) or (B) of the Basic Plan Document.

SUPPLEMENTAL EMPLOYER PROFIT SHARING ALLOCATION PERIODS

The period for allocating the Supplemental Employer Profit Sharing Contribution will be the Plan Year unless a different period is elected below.

         [ ]      Monthly

         [ ]      Quarterly

         [ ]      Semi-annually

EMPLOYMENT REQUIREMENT FOR A SUPPLEMENTAL EMPLOYER PROFIT SHARING ALLOCATION

Unless the Employer checks one of the boxes below, a Participant is entitled to share in the allocation of Supplemental Employer Profit Sharing Contributions for the Supplemental Employer Profit Sharing Allocation Period if he or she was a participant at any time during such period. (CHECK THE APPLICABLE BOX(ES))

         [ ] A Participant must be employed by the Employer on the last day of the Plan Year or terminate employment during the Plan Year with more than 500 Hours of Service. (CAN ONLY BE ELECTED IF THE SUPPLEMENTAL EMPLOYER PROFIT SHARING ALLOCATION PERIOD IS THE PLAN YEAR.)

         [ ] A Participant must be employed by the Employer on the last day of the Supplemental Employer Profit Sharing Allocation Period elected above to share in the allocation of Supplemental Employer Profit Sharing Contributions.

         [ ] A Participant must have completed at least ________ Hours of Service (CANNOT EXCEED 1,000) for the Employer during the Plan Year to share in the allocation of Supplemental Employer Profit Sharing Contributions for the Plan Year. (CAN ONLY BE ELECTED IF THE SUPPLEMENTAL EMPLOYER PROFIT SHARING ALLOCATION PERIOD IS THE PLAN YEAR.)

         (EXCEPTION: A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS OR HER RETIREMENT, DISABILITY, OR DEATH DURING THE PLAN YEAR IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF SUPPLEMENTAL EMPLOYER PROFIT SHARING CONTRIBUTIONS FOR SUCH PLAN YEAR. A PARTICIPANT WHO IS NOT ACTIVELY EMPLOYED BY THE EMPLOYER ON THE LAST DAY OF THE PLAN YEAR BECAUSE OF A FAMILY MEDICAL ABSENCE SHALL SHARE IN THE ALLOCATION OF SUPPLEMENTAL EMPLOYER PROFIT SHARING CONTRIBUTIONS FOR THE PLAN YEAR. )

C.6.     ADP/ACP TESTING METHOD                         (PLAN SECTIONS 5.6, 6.6)

     PRIOR OR CURRENT YEAR TESTING ELECTIONS

         |X| The Plan is using the Prior Year Testing Method for purposes of the ADP and ACP tests.

         [ ] The Plan is using the Current Year Testing Method for purposes of the ADP and ACP tests. (THIS BOX CANNOT BE "UNCHECKED" FOR A PLAN YEAR UNLESS (1) THE PLAN HAS BEEN USING THE CURRENT YEAR TESTING METHOD FOR THE PREVIOUS 5 PLAN YEARS, OR, IF LESSER, THE NUMBER OF PLAN YEARS THAT THE PLAN HAS BEEN IN EXISTENCE; OR (2) THE PLAN OTHERWISE MEETS ONE OF THE CONDITIONS SPECIFIED IN NOTICE 98-1 (OR SUPERCEDING GUIDANCE) FOR CHANGING FROM THE CURRENT YEAR TESTING METHOD.)

     SPECIAL FIRST PLAN YEAR ELECTIONS FOR PLANS USING THE PRIOR YEAR ELECTION

         If this agreement covers the first Plan Year and the Prior Year Testing Method was elected above, then the Employer should specify which of the following special Prior Year Testing Methods will be used. Since the first Plan Year does not actually have a prior Plan Year, the Employer may use either 3% or the actual first Plan Year's ADP/ACP percentages for the group of Non-Highly Compensated Employees when using the Prior Year Testing Method. Indicate which method will be utilized for the first Plan Year.

         [ ] The ADP/ACP percentages for the group of Non-Highly Compensated Employees will be 3% for the first Plan Year.


         [ ] The ADP/ACP percentages for the group of Non-Highly Compensated Employees will be the actual percentages for the first Plan Year.

C.7.     DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES      (PLAN SECTION 2.15)

         [ ] TOP-PAID GROUP ELECTION If this box is checked, in determining who is a Highly Compensated Employee, the Employer makes a Top-Paid Group Election. The effect of this election is that an Employee (who is not a 5 percent owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the Top-Paid Group for the look-back year.

         [ ] CALENDAR YEAR ELECTION: In determining who is a Highly Compensated Employee, the Employer makes the Calendar Year Election. The effect of this election is that the calendar year beginning within the Look-Back Year is treated as the Employer's Look-Back Year for purposes of determining whether an Employee is highly compensated on account of the Employee's compensation for the Look-Back Year. This Calendar Year Election does not apply in determining whether an Employee is highly compensated on account of being a 5-percent owner. (This option may NOT be elected if the Plan Year is the calendar year.)

         (Note: Elections made under this Section C.7. will apply for the definition of Highly Compensated Employees for all testing purposes for the Plan Year (e.g., coverage testing)).

C.8.     PLAN COMPENSATION                                  (PLAN SECTION 2.22)

         Plan Compensation will mean all of such Participant's Wages, Tips and Other Compensation as reported on Form W-2 and which is actually paid to the Participant, unless the Employer elects otherwise by completing the boxes below. If checked below, Plan Compensation will mean:

         [ ]      3401(a) wages

         [ ]      415 safe harbor compensation


         DETERMINATION PERIOD

         Plan Compensation shall be based on compensation paid to the Participant during the Plan Year.

         PARTICIPANT STATUS

         Unless checked below, Plan Compensation shall be limited to the period in which an Employee is eligible to participate in the Plan.

         [X] Plan Compensation shall be determined over the entire determination period whether or not an Employee is eligible to participate provided that the Employee is designated as a Full Time Employee.

         INCLUDING ELECTIVE DEFERRALS IN COMPENSATION

         Unless otherwise checked below, Plan Compensation shall include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b).

         [ ] Plan Compensation shall NOT include employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b).

         EXCLUSIONS FROM COMPENSATION

         A Participant's Plan Compensation (SOLELY FOR PURPOSES OF DETERMINING PLAN CONTRIBUTIONS) excludes the following checked items:

         [ ]      bonuses

         [ ]      commissions

         [ ]      overtime

         [X] other items (SPECIFY): fringe benefits, moving expense reimbursements and other Welfare benefits.

         (NOTE: THE EXCLUSION OF BONUSES, COMMISSIONS, OVERTIME AND/OR OTHER ITEMS MAY NOT BE PERMITTED IF SUCH EXCLUSION(s) WOULD RESULT IN USING, BY MORE THAN A DE MINIMIS AMOUNT, A HIGHER PERCENTAGE OF TOTAL COMPENSATION FOR HIGHLY COMPENSATED EMPLOYEES THAN FOR NON-HIGHLY COMPENSATED EMPLOYEES. ALSO, DO NOT EXCLUDE ANY ITEMS (OTHER THAN A DOLLAR CAP WHICH IS ABOVE THE SOCIAL SECURITY WAGE BASE IN EFFECT FOR THAT YEAR) IF YOU ELECTED SUPPLEMENTAL EMPLOYER PROFIT SHARING CONTRIBUTIONS WITH AN INTEGRATED ALLOCATION FORMULA. THE ABOVE EXCLUSION SHOULD NOT BE COMPLETED IF YOU ELECTED SAFE HARBOR EMPLOYER CONTRIBUTIONS IN SECTION C.3 ABOVE.)

C.9.     INVESTMENT DIRECTION                               (PLAN SECTION 15.2)

         Unless checked below, Participants will have investment direction over all of their accounts under the Plan.

         [ ] The Plan Administrator will exercise investment control over the following accounts (CHECK APPLICABLE BOX(ES)):

                  [ ]      Safe Harbor Employer Contributions.

                  [ ]      Employer Matching Contributions.

                  [ ]      Supplemental Employer Profit Sharing Contributions.

                  [ ]      Qualified Non-Elective Contributions.

                  [ ]      Qualified Matching Contributions.

C.10.    FORFEITURES                                 (PLAN SECTIONS 11.4, 11.5)

         Indicate the method for disposing of forfeitures. (MUST ELECT ONE OF THE FOLLOWING METHODS: CONTRIBUTION REDUCTION, REALLOCATION, OR CONTRIBUTION REDUCTION AND REALLOCATION. MAY ALSO ELECT EXPENSE REDUCTION.)

         [X] EXPENSE REDUCTION. Forfeitures will be applied to reduce administrative expenses properly payable by the Plan. (IF ELECTED, CHOOSE ONE OF THE THREE FOLLOWING METHODS FOR THE USE OF ANY REMAINING FORFEITURES AFTER PLAN EXPENSES HAVE BEEN
                  PAID).

         [X] CONTRIBUTION REDUCTION. Any forfeitures from Matching Contributions or Supplemental Employer Profit Sharing Contributions occurring during a Plan Year will be used to reduce the amount the Employer must contribute for the next payable Matching Contributions or Supplemental Employer Profit Sharing Contributions.

         [ ] REALLOCATION. Forfeitures of Matching Contributions shall be allocated pro rata based on the Matching Contributions for the entire Plan Year. If no Matching Contributions have been allocated, then forfeitures of Matching Contributions shall be allocated pro rata based on the Matchable Savings Contributions for the entire year without regard to any allocation conditions set forth in the Adoption Agreement Section C.4. If for some reason, no Matchable Savings Contributions are made, forfeitures of Matching Contributions shall be allocated into the Matching Contribution Account, but calculated as if it were an additional forfeiture of Supplemental Employer Profit Sharing Contributions.

                  Forfeitures of Supplemental Employer Profit Sharing Contributions shall be allocated pro rata based on Plan Compensation for the Plan Year, using Plan Compensation as defined for allocation of Supplemental Profit Sharing Contributions and allocated to those Participants who have met the employment requirements for such Supplemental Employer Profit Sharing Contributions as elected in the Adoption Agreement section C.5.

         [ ] CONTRIBUTION REDUCTION AND REALLOCATION METHOD. Any forfeitures from Matching Contributions occurring during the Plan Year will be used to reduce subsequent Employer Matching Contributions. Any forfeitures from Supplemental Employer Profit Sharing Contributions occurring during a Plan Year will be allocated pro rata based on Plan Compensation for the Plan Year, using Plan Compensation as defined for allocation of Supplemental Employer Profit Sharing Contributions and allocated to those Participants who have met the employment requirements for such Supplemental Employer Profit Sharing Contributions as elected in the Adoption Agreement Section C.5.

--------------------------------------------------------------------------------
PART D - VESTING, LOANS, AND WITHDRAWALS / DISTRIBUTIONS
--------------------------------------------------------------------------------

D.1.     VESTING                                             (PLAN SECTION 11.1)

         100% VESTING IN EMPLOYEE CONTRIBUTIONS:

                  Participants are 100% vested at all times in their 401(k) Savings Contributions and After-Tax Savings Contributions.

         100% VESTING IN SAFE HARBOR MATCHING AND/OR SAFE HARBOR NON-ELECTIVE
         CONTRIBUTIONS:

                  Participants are 100% vested at all times in their Safe Harbor Matching Contributions and/or Safe Harbor Non-Elective Contributions.

         VESTING IN EMPLOYER MATCHING CONTRIBUTIONS:

                  Participants are vested in Employer Matching Contributions (if any) on their behalf in accordance with Schedule D below. (INSERT A, B,C, D OR E). For the first Plan Year in which the Plan is Top Heavy and for all subsequent Plan Years (whether or not the Plan is Top Heavy) Participant account balances attributable to Employer Matching Contributions will vest in accordance with Vesting Schedule D below. (INSERT 1, 2, 3, OR
                  4).

         VESTING IN SUPPLEMENTAL EMPLOYER PROFIT SHARING CONTRIBUTIONS:

                  Participants are vested in Supplemental Employer Profit Sharing Contributions (if any) on their behalf in accordance with Schedule 3 below. (INSERT A, B, C, D OR E). For the first Plan Year in which the Plan is Top Heavy and for all subsequent Plan Years (whether or not the Plan is Top Heavy) Participant account balances attributable to Supplemental Employer Profit Sharing Contributions will vest in accordance with Vesting Schedule 3 below. (INSERT 1, 2, 3, OR 4)

         VESTING SCHEDULES

         The following vesting schedules are available for Employer Matching and Supplemental Profit Sharing Contributions:

              YEARS OF            SCHEDULE           SCHEDULE           SCHEDULE           SCHEDULE           SCHEDULE
              SERVICE                A                  B                  C                 D *                 E *
              --------            --------           --------           --------           --------           --------
             Less than 1              0%                 0%               100%                    0%                  %
                                                                                           --------            -------
             At least 1               0%                 0%               100%                   25%                  %
                                                                                           --------            -------
             At least 2               0%                 0%               100%                   50%                  %
                                                                                           --------            -------
             At least 3               0%                20%               100%                   75%                  %
                                                                                           --------            -------
             At least 4               0%                40%               100%                  100%                  %
                                                                                           --------            -------
             At least 5             100%                60%               100%                  100%                  %
                                                                                           --------            -------
             At least 6             100%                80%               100%                  100%                  %
                                                                                           --------            -------
             At least 7             100%               100%               100%                  100%                  %
                                                                                           --------            -------



         *For Schedule D or Schedule E, fill in the spaces to specify the vesting percentages selected.

         Schedule D or Schedule E must be at least as favorable at each level as either Schedule A or Schedule B. NOTE: SPACES LEFT BLANK ARE TREATED AS ZEROS.

         TOP-HEAVY VESTING SCHEDULES: The following vesting schedules are available for the first Plan Year in which the Plan is Top Heavy and for all subsequent Plan Years (whether or not the Plan is Top Heavy) for Participant account balances attributable to Employer Matching Contributions and/or Supplemental Employer Profit Sharing Contributions. The Top Heavy Vesting Schedule selected below must be at least as favorable at each level as the regular Vesting Schedule selected above for each type of contribution.



                    YEARS OF
                    SERVICE            SCHEDULE 1        SCHEDULE 2          SCHEDULE 3           SCHEDULE 4
                    -------            ----------        ----------          ----------           ----------
                   Less than 1              0%                0%                      0%                    %
                                                                             ----------           -----------
                    At Least 1              0%                0%                     25%                    %
                                                                             ----------           -----------
                    At Least 2             20%                0%                     50%                    %
                                                                             ----------           -----------
                    At Least 3             40%              100%                     75%                    %
                                                                             ----------           -----------
                    At Least 4             60%              100%                    100%                    %
                                                                             ----------           -----------
                    At Least 5             80%              100%                    100%                    %
                                                                             ----------           -----------
                    At Least 6            100%              100%                    100%                    %
                                                                             ----------           -----------
                    At Least 7            100%              100%                    100%                    %
                                                                             ----------           -----------

         * For Schedule 3 or Schedule 4, fill in the spaces to specify the vesting percentages selected. Schedule 3 or Schedule 4 must be at least as favorable at each level as either Schedule 1 or Schedule 2.
            NOTE: SPACES LEFT BLANK ARE TREATED AS ZEROS.

D.2.     SERVICE FOR VESTING

         All Years of Service are counted for vesting, unless otherwise elected below:

         [ ] Years of Service completed before the Effective Date of this Plan (or a predecessor plan) shall be excluded when calculating a Participant's vested percentage.

         [ ]      Years of Service completed before the Participant's
                  ___________birthday (insert birthday not greater than Participant's 18th birthday).

D.3.     YEARS OF SERVICE FOR VESTING

         YEARS OF SERVICE (CHOOSE EITHER ELAPSED TIME OR HOURS OF SERVICE
         METHOD)

         ELAPSED TIME METHOD                                   (Plan Section 3B)

         [ ] An Employee's Service will be determined using the Elapsed Time Method.

         HOURS OF SERVICE METHOD                               (PLAN SECTION 3A)

         [X] An Employee's service will be determined by counting Hours of Service during the Computation Period.

                  The Employee must complete 1000 Hours of Service during a Computation Period to be credited with a Year of Service unless a lesser number is here indicated ________. (INSERT NUMBER; CANNOT EXCEED 1,000.)

                  [ ] ACTUAL HOURS COUNTING METHOD. The Plan Administrator will determine if the Participant is entitled to a Year of Service as defined above by counting the actual hours the Employee worked or for which he or she is paid during the Computation Period unless the Equivalency Method is elected below:

                  [ ] EQUIVALENCY METHOD. Instead of counting actual hours, the Employee is credited with the specified number of hours as elected:

                           [ ]      10 hours per day

                           [ ]      45 hours per week

                           [ ]      95 hours per half month

                           [ ]      190 hours per month

         VESTING COMPUTATION PERIODS

         Computation Periods are used to measure an Employee's Years of Service for vesting purposes.

         [ ]      If checked, Computation Periods are an Employee's Employment
                  Years.

         [X] If checked, an Employee's Computation Periods are Plan Years. (CANNOT BE SELECTED IF THE ELAPSED TIME METHOD IS CHOSEN ABOVE.)


D.4.     REINSTATEMENT OF ACCOUNT BALANCE                    (PLAN SECTION 11.5)

         Unless checked below, the non-vested portion of the account balance of a Participant who received a distribution of the vested portion of his or her account balance following termination of employment will be automatically reinstated upon his or her reemployment prior to incurring five consecutive One-Year Breaks in Service.

         [X] The non-vested portion of the account balance of a Participant who received a distribution of his or her vested account balance will be reinstated only if such Participant repays the amount of such distribution to the Plan by the earlier of (i) five years after the Participant is re-employed by the Employer or (ii) the close of the first period of five consecutive One-Year Breaks in Service commencing after the distribution.

D.5.     LOANS                                               (PLAN SECTION 12.5)

         Unless checked below, loans to a Participant from the Plan will not be permitted.

         [X] A Participant may borrow from the Plan, subject to the Plan's Loan Program.

D.6.     IN-SERVICE WITHDRAWALS

         In-service withdrawals from a Participant's 401(k) Savings Contributions account, After-Tax Savings Contributions account, Rollover account, Safe Harbor Employer Contributions account, Employer Matching Contributions account and/or Supplemental Employer Profit Sharing Contributions account will not be permitted unless you check one of the following box(es):

         401(k) SAVINGS CONTRIBUTIONS                        (PLAN SECTION 12.3)

         [X] In-service withdrawals will be permitted from a participant's 401(k) Savings Contributions account if he or she has a financial hardship.

         [X] In-service withdrawals will be permitted from a Participant's 401(k) Savings Contributions account after attainment of age 59 1/2 without financial hardship.

         AFTER-TAX SAVINGS CONTRIBUTIONS                     (PLAN SECTION 12.1)

         [ ] In-service withdrawals will be permitted from a Participant's After-Tax Savings Contributions account for any reason.

         ROLLOVER CONTRIBUTIONS                               (PLAN SECTION 7.3)

         [X] A Participant or an Employee who is not yet a Participant but has made a Rollover Contribution will be permitted to make in-service withdrawals from his or her Rollover Contributions account for if he or she has a financial hardship or has attained age 59 1/2 without financial hardship.

         SAFE HARBOR EMPLOYER CONTRIBUTIONS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, AND QUALIFIED MATCHING CONTRIBUTIONS
                                                 (PLAN SECTIONS 2.24, 2.25, 5.10

         [ ] In-service withdrawals will be permitted from a Participant's Safe Harbor Employer Contributions account, Qualified Non-Elective Contribution account, and Qualified Matching Contribution account after attainment of age 59 1/2 without financial hardship.

         EMPLOYER MATCHING CONTRIBUTIONS                     (PLAN SECTION 12.3)

         [X] In-service withdrawals will be permitted from the vested portion of a Participant's Matching Contributions account if he or she has a financial hardship.

         [ ] In-service withdrawals will be permitted from the vested portion of a Participant's Employer Matching Contribution account prior to attainment of age 59 1/2 for any reason. Such in-service withdrawals are limited to a Participant's Employer Matching Contributions that have been on deposit for at least two years unless the Employee has been a Participant in the Plan for five years or more.

         [X] In-service withdrawals will be permitted from the vested portion of a Participant's Employer Matching Contributions account after attainment of age 59 1/2 without financial hardship.

         [X] In-service withdrawals will be permitted from the vested portion of a Participant's Matching Employer Contributions account by a Participant who has attained (CHECK APPLICABLE
                  BOX)

                  [X]      Normal Retirement Date

                  [ ]      Early Retirement Date

         SUPPLEMENTAL EMPLOYER PROFIT SHARING CONTRIBUTIONS  (PLAN SECTION 12.3)

         [ ] In-service withdrawals will be permitted from the vested portion of a Participant's Supplemental Employer Profit Sharing Contributions account if he or she has a financial hardship.

         [ ] In-service withdrawals will be permitted from the vested portion of a Participant's Supplemental Employer Profit Sharing Contribution account prior to attainment of age 59 1/2 for any reason. Such in-service withdrawals are limited to a Participant's Supplemental Employer Profit Sharing Contributions that have been on deposit for at least two years unless the Employee has been a Participant in the Plan for five years or more.

         [ ] In-service withdrawals will be permitted from the vested portion of a Participant's Supplemental Employer Profit Sharing Contributions account after attainment of age 59 1/2 without financial hardship.

         [ ] In-service withdrawals will be permitted from the vested portion of a Participant's Supplemental Employer Profit Sharing Contributions account by a Participant who has attained (CHECK APPLICABLE BOX)

                  [ ]      Normal Retirement Date

                  [ ]      Early Retirement Date

D.7.     RETIREMENT DATE                                     (PLAN SECTION 9.1)

         NORMAL RETIREMENT DATE

         Unless specified below, a Participant will be fully vested and may retire upon reaching age 65.

         A Participant will be fully vested and may retire upon reaching

         [X]      age 65 (CANNOT EXCEED 65)

         [ ] age ______ (CANNOT EXCEED 65) or, if later, the ___ th (CANNOT EXCEED THE 5TH) anniversary of the time he/she commenced participation in the Plan.

         If this Plan is a successor plan, the Normal Retirement Date selected above must be at least as favorable as that under the predecessor plan.

         EARLY RETIREMENT DATE

         If checked, a Participant will be fully vested and may retire prior to Normal Retirement upon reaching

         [ ]      age ______

         [ ] age ______ or, if later, after completing ______ Years of Service.

         If this Plan is a successor plan, the Early Retirement Date selected above must be at least as favorable as that under the predecessor plan.

D.8.     PLAN DISTRIBUTIONS                                   (PLAN SECTION 9.3)

         (LUMP SUM DISTRIBUTIONS ARE PROVIDED UNDER THE TERMS OF THE PLAN. THE EMPLOYER MAY ELECT ANY OR ALL OF THE FOLLOWING OPTIONAL FORMS OF DISTRIBUTIONS.)

         OPTIONAL FORMS OF DISTRIBUTIONS AVAILABLE UNDER THE PLAN

         [X] A fixed or variable annuity contract with payments over a period not exceeding the lifetime of the Participant or the lifetimes of the Participant and his/her designated beneficiary.

         [ ] Installments over a period not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his/her designated beneficiary.

         [ ] A single sum distribution of a portion of a Participant's vested account balance.

         [ ]      Other: (SPECIFY) _____________________________________________

         QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA) ELECTION
         (ONLY AVAILABLE IF THIS PLAN IS A TRANSFEREE PLAN (AS DEFINED IN CODE
         SECTION 401(a)(11)(B)(III)(III).)

         Unless a fixed or variable annuity contract is selected above:

         |X|      The QJSA provisions do not apply to this Plan.

         [ ]      The QJSA provisions do apply to this Plan as follows

                  QJSA benefit.

                           [ ]      The survivor benefit will equal 50%.

                           [ ] The survivor benefit will equal _____%. (MUST BE GREATER THAN 50% BUT NOT MORE THAN 100%)

         CASH-OUT OF ACCOUNT BALANCE                       (PLAN SECTION 9.5(e))

         If a Participant's total vested account balance does not exceed $ 5,000, then upon separation from service with the Employer, the Employer will immediately distribute the Participant's vested account balance in the form of a single sum, unless the Employer checks the box below.

         [ ] The Employer will delay distribution of the Participant's account balance until the Participant requests (or required to begin to receive) a distribution under the Plan.

         MINIMUM DISTRIBUTIONS                           (PLAN SECTION 9.7, 9.8)

         REQUIRED BEGINNING DATE

         The Required Beginning Date of a Participant (other than a 5-percent owner) is:

         [ ] The April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2.

         [X] The later of the April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2 or the April 1 of the calendar year following the calendar year in which such Participant retires.




         DISTRIBUTIONS TO MISSING PERSONS

         If the Plan Administrator is unable to locate any person to whom an account balance under this Plan is required to be either distributed under the Plan or by law, such person's account balance shall be handled by either of the following methods: 1) deposited into a federally-insured interest-bearing bank account for the benefit of such person, or 2) forfeited, subject to reinstatement if such person files a claim for benefits, the Plan is required to commence distribution to such person pursuant to Section 401(a)(9) of the Code, or upon the termination of the plan.

--------------------------------------------------------------------------------
PART E - MISCELLANEOUS
--------------------------------------------------------------------------------

E.1.     TRUST AGREEMENT                              (Plan Sections 2.29, 2.30)

         By signing this Adoption Agreement, you are also establishing a Trust to hold the Plan's assets. The terms of the Trust are contained in the Metropolitan Life Insurance Company Prototype Plan Trust which is incorporated by reference into this Adoption Agreement.

E.2.     OTHER PLANS                                      (PLAN SECTIONS 13, 14)

         If you maintained or later adopt any plan in addition to this Plan, you may need special provisions to comply with Code Sections 415 and 416 (involving limits on contributions and benefits and top-heavy minimum contributions and benefits). Such special provisions should be set forth below.

         If you maintain or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.


         If the Participant is covered under another qualified defined contribution plan maintained by you, other than a master or prototype plan, the provisions of section 13.3 through 13.6 of Article 13 will apply as if the other plan were a master or prototype plan, unless otherwise specified below: (PROVIDE THE METHOD UNDER WHICH THE PLANS WILL LIMIT TOTAL ANNUAL ADDITIONS TO THE MAXIMUM PERMISSIBLE AMOUNT, AND WILL PROPERLY REDUCE ANY EXCESS AMOUNTS, IN A MANNER THAT PRECLUDES EMPLOYER DISCRETION.)

================================================================================

E.3.     TOP-HEAVY STATUS

         The Top-Heavy tests are applied each Plan Year to determine whether the Plan is Top-Heavy. If the Plan is Top-Heavy, the requirements for Top-Heavy Plans apply (SEE ARTICLE 14 OF THE PLAN DOCUMENT). As a result, there may be a requirement for minimum contributions on behalf of certain Participants in addition to other Employer Contributions. Increased vesting may also be required for the first Plan year the Plan is considered Top-Heavy and for all subsequent Plan Years. (See Section D.1.)

E.4.     VALIDITY OF THIS PLAN

         This Adoption Agreement does not create a valid Plan until it is signed by all appropriate parties below and receipt is acknowledged by the Sponsor.


E.5.     LEGAL DUTIES; UNDERTAKING OF EMPLOYER

         You understand and agree that, by establishing this Plan, you (the Employer) are the legal "Plan Administrator" under the pension law, and you will incur certain duties and responsibilities as Employer maintaining the Plan and as Plan Administrator and under tax and other laws for which neither the Trustee nor the Sponsor will be responsible.

         You warrant that:

         (a) You also have read and signed the service agreement and you agree to the terms contained in that agreement. You understand your duties and responsibilities under this Plan and the applicable legal rules.

         (b) You have obtained any legal and tax advice you deemed necessary before signing this Adoption Agreement.

         (c) You have received a prospectus(es) (where applicable) or other materials describing the funding vehicles currently available for this Plan, and you have shown copies of such prospectus(es) or other materials to all Participants

E.6. ADMINISTRATIVE MATTERS: The Plan Administrator may establish rules governing such matters as the timing and frequency of changes in Participants' Savings Contributions elections, changes in Participants' investment elections, loans, in-service withdrawals and the like, by specifying such in the Appendices to the Adoption Agreement.

E.7.     RELIANCE ON SPONSOR'S OPINION LETTER

         The adopting employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under
         Section 401 of the Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

         The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

         In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.


--------------------------------------------------------------------------------
PART F - SIGNATURES
--------------------------------------------------------------------------------

F.1.     EMPLOYER SIGNATURE

         Signed
               -----------------------------------------------------------------

         Print name and title
                             ---------------------------------------------------

         Date
             -------------------------------------------------------------------



F.2.     TRUSTEE(S) SIGNATURE

         Signed
               -----------------------------------------------------------------

         Print Name of Trustee(s):
                                   ---------------------------------------------

         Date
             -------------------------------------------------------------------



F.3.     SPONSOR SIGNATURE

         Signed
               -----------------------------------------------------------------

         Print name and title
                             ---------------------------------------------------

         Name of Sponsor:  Metropolitan Life Insurance Company
                         -------------------------------------------------------

         Date
             -------------------------------------------------------------------

F.4.     ADOPTION BY RELATED EMPLOYERS

         All related employers of the named Employer in Part A of this Adoption Agreement will be excluded from participation in this Plan unless they adopt the Plan below.

         If other employers become related employers, they may also adopt this Plan. In order to participate in this Plan, the related employer must adopt the Plan below. Otherwise, they will be excluded from the Plan.

         THE FOLLOWING EMPLOYER HEREBY ADOPTS THE PLAN:

         Name of related employer
                                 -----------------------------------------------

         Employer identification number
                                       -----------------------------------------

         Signed
               -----------------------------------------------------------------

         Print name and title
                             ---------------------------------------------------

         Date
             -------------------------------------------------------------------


         TYPE OF BUSINESS ENTITY
         [ ] Sole Proprietor
         [ ] Partnership                      [ ] C Corporation
         [ ] Limited Liability Partnership    [ ] Tax-Exempt Organization
         [ ] Limited Liability Company        [ ] Governmental Entity
         [ ] S Corporation                    [ ] Other ____________________

THE IDENTIFYING NUMBER FOR THE METROPOLITAN LIFE INSURANCE COMPANY DEFINED CONTRIBUTION BASIC PLAN DOCUMENT IS 01 AND FOR THIS ADOPTION AGREEMENT IS 004. THIS ADOPTION AGREEMENT MAY BE USED ONLY WITH SUCH DOCUMENT. THE SPONSOR OF THE PROTOTYPE PLAN IS METROPOLITAN LIFE INSURANCE COMPANY, 1125 17TH STREET, SUITE 500, DENVER, CO 80202, (303) 672-3558. THE SPONSOR WILL NOTIFY YOU IF THE SPONSOR AMENDS OR DISCONTINUES THIS PROTOTYPE PLAN.

SNAP ON AMENDMENT



--------------------------------------------------------------------------------
PART G - GUST REMEDIAL AMENDMENT PERIOD ELECTIONS
--------------------------------------------------------------------------------

Complete the following if this Plan is a restatement of a plan that was in effect during 1997, 1998, 1999, 2000 and/or 2001 (GUST Remedial Amendment Period). The Employer is required to identify which operational methods were utilized during that period. Please complete all applicable categories below:

G.1      MINIMUM DISTRIBUTIONS                                (PLAN SECTION 9.8)

         REQUIRED BEGINNING DATE. The Required Beginning Date of a Participant (other than a 5-Percent Owner) is:

         [ ] The April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2. For Plan Year(s): (CHECK ALL THAT APPLY)
                  [ ] 1997   [ ] 1998   [ ] 1999  [ ] 2000   [ ] 2001.

         [X] The April 1 of the calendar year following the calendar year in which occurs the later of (i) the date on which such Participant attains age 70 1/2 or (ii) the date on which the Participant retires. For Plan Year(s): (CHECK ALL THAT APPLY) [X] 1997 [X] 1998 [X] 1999 [X] 2000 [X] 2001.

         REQUIRED BEGINNING DATE TRANSITION RULES. The following rules apply to a Participant other than a 5-percent owner if the Required Beginning Date is the April 1st of the calendar year following the calendar year in which occurs the later of (i) the date on which the Participant attains age 70 1/2 or (ii) the date the Participant retires:

         [X] Participant attaining age 70 1/2 may elect by April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2 to defer distributions until the April 1 of the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2 .
                  For Plan Year(s): (CHECK ALL THAT APPLY):
                  [X] 1997 [X] 1998 [X] 1999 [X] 2000 [X] 2001.

         [ ]      Elimination of Preretirement Age 70 1/2 Distribution:
                  Preretirement Distribution after Age 59 1/2. This box should be checked for years before the calendar year beginning after the later of December 31, 1998 or the adoption date of the amendment only if the Plan permits in-service distributions on or after attainment of age 59 1/2. For Plan Year(s): (CHECK ALL THAT apply):
                  [ ] 1997   [ ] 1998   [ ] 1999  [ ] 2000   [ ] 2001.

         [X] Election to Stop Minimum Distributions. If checked, any Participant attaining age 70 1/2 in Plan Years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the Participant retires. There is either (SELECT ONE): [ ] a new annuity starting date upon recommencement or [ ] no annuity starting date upon recommencement. Effective for Plan Year(s):
                  (CHECK ALL THAT APPLY):
                  [X] 1997 [X] 1998 [X] 1999 [X] 2000 [X] 2001.

         MINIMUM DISTRIBUTION CALCULATION METHOD. For the Plan Years beginning in 1997, 1998, 1999 and 2000, state which method was used to determine life expectancy: (CHOOSE ONE):

         [ ] A Participant may elect whether the life expectancy of the Participant and his or her spouse will be recalculated or determined at the Required Beginning Date and reduced by one for each succeeding distribution calendar year.

         [X] Minimum distributions payable for the life expectancy of the Participant and the Participant's surviving spouse shall be recalculated.

G.2.     INVOLUNTARY DISTRIBUTIONS                         (PLAN SECTION 9.5(e))

         The involuntary distributions threshold was raised to $5000 effective the first day of the first Plan Year beginning on or after August 5, 1997 unless a later date is elected below.

         [ ] The involuntary distribution threshold was raised to $5000 effective for distributions made after_____________________.

G.3.     FAMILY AGGREGATION REPEAL

         For allocation purposes, the family aggregation rules were repealed for Plan Years beginning on or after January 1, 1997 unless a later date is elected below.

         [ ] For allocation purposes, the family aggregation rules were repealed for Plan Years beginning ________________.

G.4.     HIGHLY COMPENSATED EMPLOYEE DETERMINATION           (PLAN SECTION 2.15)

         [ ] The Top-paid Group Election was utilized for the following Plan Years:
                  [ ] 1997   [ ] 1998   [ ] 1999  [ ] 2000   [ ] 2001.

         [ ] The Calendar Year Election was utilized for the following non-calendar Plan Years:
                  [ ] 1997   [ ] 1998   [ ] 1999  [ ] 2000   [ ] 2001.

         [ ] If checked, the Old-Law Calendar Year Election was utilized for the 1997 Plan Year (may be either calendar of fiscal Plan Years):

G.5.     ADP TESTING METHODS                                  (PLAN SECTION 5.6)

         ADP TESTING METHODS

         Check the applicable testing method for each Plan Year of the GUST Remedial Amendment Period in which 401(k) Savings Contributions were permitted, except for Plan Years in which the Plan was operated as a Safe Harbor 401(k) Plan.

                         PLAN YEAR                 PRIOR YEAR TESTING METHOD              CURRENT YEAR TESTING METHOD
                ----------------------------- ------------------------------------- ----------------------------------------
                           1997                               [X]                                     [ ]
                           1998                               [X]                                     [ ]
                           1999                               [X]                                     [ ]
                           2000                               [X]                                     [ ]
                           2001                               [X]                                     [ ]

         SPECIAL FIRST PLAN YEAR ELECTION FOR PLANS USING THE PRIOR YEAR METHOD

         If the first Plan Year occurred during the GUST Remedial Amendment Period and the Employer elected the Prior Year Testing Method, the Employer must indicate which of the special Prior Year Testing Methods was used. Since the first Plan Year did not actually have a prior Plan Year, IRS Notice 98-1 allowed the Employer to use either 3% or the actual first Plan Year's ADP percentages for the group of Non-Highly Compensated Employees when using the Prior Year Testing Method. Indicate which method was utilized for the first Plan Year.

         [ ] The ADP percentage for the group of Non-Highly Compensated Employees was 3% for the first Plan Year.

         [ ] The ADP percentage for the group of Non-Highly Compensated Employees was the actual percentage for the first Plan Year.

G.6.     ACP TESTING METHODS (PLAN SECTION 6.6)

         ACP TESTING METHODS

         Check the applicable testing method for each Plan Year of the GUST Remedial Amendment Period for which After-Tax Savings Contributions or Matching Contributions were permitted, except for Plan Years in which the Plan was operated as a Safe Harbor 401(m) Plan.

                         PLAN YEAR                 PRIOR YEAR TESTING METHOD              CURRENT YEAR TESTING METHOD
                ----------------------------- ------------------------------------- ----------------------------------------
                           1997                               [X]                                     [ ]
                           1998                               [X]                                     [ ]
                           1999                               [X]                                     [ ]
                           2000                               [X]                                     [ ]
                           2001                               [X]                                     [ ]

         SPECIAL FIRST PLAN YEAR ELECTION FOR PLANS USING THE PRIOR YEAR METHOD

         If the first Plan Year occurred during the GUST Remedial Amendment Period and the Employer elected the Prior Year Testing Method, the Employer must indicate which of the special Prior Year Testing Methods was used. Since the first Plan Year did not actually have a prior Plan Year, IRS Notice 98-1 allowed the Employer to use either 3% or the actual first Plan Year's ACP percentages for the group of Non-Highly Compensated Employees when using the Prior Year Testing Method. Indicate which method was utilized for the first Plan Year.

         [ ] The ACP percentage for the group of Non-Highly Compensated Employees was 3% for the first Plan Year.

         [ ] The ACP percentage for the group of Non-Highly Compensated Employees was the actual percentage for the first Plan Year.

G.7      SAFE HARBOR 401(k) ELECTIONS                 (PLAN SECTIONS 5.10, 6.10)

If the Employer maintained a Safe Harbor 401(k) Plan prior to this amendment, please complete the following chart with the applicable information.

                                        1999 PLAN YEAR                   2000 PLAN YEAR                    2001 PLAN YEAR
------------------------------- ------------------------------- ------------------------------- -----------------------------------
The Plan utilized the ADP       Indicate either Yes or No       Indicate either Yes or No       Indicate either Yes or No
Safe Harbor during the 1999,
2000 and/or 2001 Plan Year/s
as indicated.

The Plan utilized the ACP       Indicate either Yes or No       Indicate either Yes or No       Indicate either Yes or No
Safe Harbor during the 1999,
2000 and/or 2001 Plan Year/s
as indicated.

The Safe Harbor Matching        Check Applicable Box            Check Applicable Box            Check Applicable Box
Contribution Formula used       [ ] Basic Matching Formula      [ ] Basic Matching Formula      [ ] Basic Matching Formula
during 1999, 2000 and/or 2001   [ ] Enhanced Matching Formula   [ ] Enhanced Matching Formula   [ ] Enhanced Matching Formula
Plan Year/s as stated.          __________________________      __________________________      __________________________

The Safe Harbor Non-Elective    State the Safe Harbor           State the Safe Harbor           State the Safe Harbor Non-Elective
Contribution Formula used       Non-Elective Formula.           Non-Elective Formula.           Formula.
during the 1999, 2000 and/or
2001 Plan Year/s as stated.     ________% (At least 3%)         ________% (At least 3%)         ________% (At least 3%) of
                                of Compensation                 of Compensation                 Compensation



G.8      PARTNERSHIPS & MATCHING CONTRIBUTIONS

Unless checked below, for Plan Years beginning before January 1, 1998, if the Employer is a partnership

(or an entity treated as a partnership for tax purposes), Employer Matching Contributions WERE allocated on behalf of a partner.

[ ] Employer Matching Contributions WERE NOT allocated on behalf of a partner.

G.9      SECTION 415(e) LIMITATIONS FOR EMPLOYERS WHO MAINTAINED A DEFINED
         BENEFIT PLAN PRIOR TO THE 2000 PLAN YEAR.           (PLAN SECTION 13.1)

[] If the Participant is or has ever been a Participant in a defined benefit plan maintained by you:

         ----------------------------------------------------------------------


         ----------------------------------------------------------------------

         (PROVIDE THE METHOD YOU WILL USE TO SATISFY CODE SECTION 415(e). SUCH LANGUAGE MUST PRECLUDE EMPLOYER DISCRETION.)

G.10     EFFECTIVE DATE OF AMENDMENTS ELIMINATING OPTIONAL FORMS OF
         DISTRIBUTION.

         If the first two boxes under Section D.8 Optional Forms of Distribution Available under the Plan are not checked, indicate the effective date of the amendment: ________________________________.

G.11     EFFECTIVE DATE OF INCLUSION OF QUALIFIED TRANSPORTATION FRINGE BENEFITS
         IN COMPENSATION DEFINITION.               (PLAN SECTIONS 2.22, 13.1(b))

         Pre-tax contributions of qualified transportation fringe benefits will be included in the definition of compensation for purposes of Sections
         2.22 and 13.1(b) on the first day of the Plan Year beginning in 2001.For the 1998 through 2000 Plan Years, the Employer must check the applicable boxes.

         1998 PLAN YEAR

         [ ] Pre-tax contributions of qualified transportation fringe benefits were included in the definition of Compensation.

         [ ] Pre-tax contributions of qualified transportation fringe benefits were not included in the definition of Compensation.

         [X] Not applicable as the Employer does not offer its Employees qualified transportation fringe benefits.

         1999 PLAN YEAR

         [ ] Pre-tax contributions of qualified transportation fringe benefits were included in the definition of Compensation.

         [ ] Pre-tax contributions of qualified transportation fringe benefits were not included in the definition of Compensation.

         [X] Not applicable as the Employer does not offer its Employees qualified transportation fringe benefits.

         2000 PLAN YEAR

         [ ] Pre-tax contributions of qualified transportation fringe benefits were included in the definition of Compensation.

         [ ] Pre-tax contributions of qualified transportation fringe benefits were not included in the definition of Compensation.

         [X] Not applicable as the Employer does not offer its Employees qualified transportation fringe benefits.

SNAP-ON AMENDMENT

--------------------------------------------------------------------------------
PART H - EGTRRA GOOD FAITH AMENDMENT
--------------------------------------------------------------------------------

This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

Pursuant to Plan Section 17.1, the Sponsor of this prototype plan hereby adopts this amendment on behalf of all adopting Employers. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Complete this Part to timely adopt good faith EGTRRA plan amendments, as required by IRS Notices 2001-42 and 2001-57.

H.1.     PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES
         (PLAN SECTION 12.5(a))

         Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any Owner-Employee or Shareholder-Employee shall cease to apply.

H.2      LIMITATIONS ON CONTRIBUTIONS       (PLAN ARTICLE 13)

         1. Effective Date. This section shall be effective for Limitation Years beginning after December 31, 2001.

         2. Maximum Annual Addition. The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                  a. $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

                  b. 100% of the Participant's Compensation, within the meaning of Code Section 415(c)(3), for the Limitation Year.

                  The Compensation limit referred to in (b.) above, shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an Annual Addition.

H.3      ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION         (PLAN SECTION 5.2)

         No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect for such taxable year, except to the extent permitted under Section H.5 and Code Section 414(v), if applicable.

H.4      INCREASE IN COMPENSATION LIMIT     (PLAN SECTION 2.22(a))

         The annual Plan Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan ("Determination Period"). The cost-of-living adjustment in effect for a calendar year applies to Annual Compensation for the Determination Period that begins with or within such calendar year.

H.5      CATCH-UP CONTRIBUTIONS

         If elected by the Employer below, all Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), Section 401(k)(11), Section 401(k)(12), Section 410(b), or Section 416, as
         applicable, by reason of the making of such Catch-Up Contributions. (CHOOSE ONE.)

         [ ]      Catch-up Contributions shall not apply.

         [X] Catch-up Contributions shall apply to contributions after January 1, 2002. (Enter December 31, 2001 or a later date).

                  [X] Employer Matching Contributions shall apply to Catch-up Contributions and are treated as Employer Matching Contributions for purposes of the Actual Contribution Percentage Test and other requirements of Code Section 401(m).

H.6      MODIFICATION OF TOP-HEAVY RULES    (PLAN ARTICLE 14)

         1. Effective Date. This section shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code
                  Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This section amends Article 14 of the Plan.

         2.       Determination of Top-Heavy Status.

                  2.1 Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having Annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1- percent owner of the Employer having Annual Compensation of more than $150,000. For this purpose, Annual Compensation means Compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                  2.2 Determination of Present Values and Amounts. This section
                  2.2 shall apply for purposes of determining the Present Values of Accrued Benefits and the amounts of account balances of Employees as of the Determination Date.

                           2.2.1 Distributions during Year ending on the
                  Determination Date. The Present Values of Accrued Benefits and the amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any Plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated Plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           2.2.2 Employees Not Performing Services during Year
                  Ending on the Determination Date. The accrued benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

         3.       Minimum Benefits.

                  3.1 Matching Contributions. Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Employer Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Employer Matching Contributions for purposes of the Actual Contribution Percentage Test and other requirements of Code Section 401(m).

                  3.2 Contributions under Other Plans. Unless designated below, the minimum benefit requirement will be satisfied under this Plan, even if the Employer maintains one or more other defined contribution plans.

                           [ ] If checked, the minimum benefit requirement will be satisfied under the following plan:

                                    Plan Name:
                                              ----------------------------------

                                    Minimum contribution provided: _______% of
                                    Plan Compensation

                  Employees entitled to receive minimum contribution

                  --------------------------------------------------------------

         4. Top-Heavy Rules Not to Apply to Safe-Harbor 401(k)/(m) Plans. The Top-Heavy requirements of Code Section 416 and Article 14 of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code
                  Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.

H.7      REPEAL OF THE MULTIPLE USE TEST    (PLAN SECTION 6.9)

         The Multiple Use Test described in Treasury Regulation Section 1.401(m)-2 and Plan Section 6.9 shall not apply for Plan Years beginning after December 31, 2001.

H.8      VESTING OF EMPLOYER MATCHING CONTRIBUTIONS
         (PLAN SECTION 11.1, ADOPTION AGREEMENT PART D)

         1. Applicability. Unless elected otherwise below, this section shall apply only to Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, for all Employer Matching Contributions credited to Participants' Accounts for Plan Years prior to and after December 31, 2001. (To apply new schedule to active participants on and after January 1, 2002 for their entire Employer Matching Contribution account.)

                  [ ] This section shall apply to all Participants with accrued benefits derived from Employer Matching Contributions for all Employer Matching Contributions credited to such Participants' Accounts for Plan Years prior to and after December 31, 2001. (To apply new schedule to both active and terminated Participants for their entire Employer Matching Contribution account.)

                  [ ] This section shall apply only to Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001 for Employer Matching Contributions credited to such Participants' Accounts for Plan Years after December 31, 2001. (To apply new schedule to Employer Matching Contributions accrued on and after January 1, 2002.)

                  [X] Not applicable, the vesting schedule in effect prior to the Plan Year beginning after December 31, 2001 is at least as rapid as that required under EGTRRA. Therefore, such schedule remains in effect for Employer Matching Contributions credited to Participants' accounts on and after January 1, 2002.

         2. Vesting Schedule. Employer Matching Contributions indicated in Section H.8.1 above shall vest as provided below, for those Participants indicated in Section H.8.1 above. (If the vesting schedule for Employer Matching Contributions in Option 3 is elected, Plan Section 17.3(d) shall apply.)

                  Vesting Schedule for Employer Matching Contributions:

                  [ ] Option 1. A Participant's accrued benefit derived from Employer Matching Contributions shall be fully and immediately vested.

                  [ ] Option 2. A Participant's accrued benefit derived from Employer Matching Contributions shall be nonforfeitable upon the Participant's completion of three (3) Years of Vesting Service.

                  [ ] Option 3. A Participant's accrued benefit derived from Employer Matching Contributions shall vest according to the following schedule:




   Years of Vesting Service           Vested Percentage
-------------------------------- ----------------------------

          Less than 2                         0%
       2 but less than 3                     20%
       3 but less than 4                     40%
       4 but less than 5                     60%
       5 but less than 6                     80%
           6 or more                        100%

H.9      DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS              (PLAN SECTION 9.6A)

         1. Effective Date. This section shall apply to distributions made after December 31, 2001.

         2. Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Plan Section 9.6A, an eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).

         3. Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in Plan Section 9.6A, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

         4. Modification of Definition of Eligible Rollover Distribution to include After-Tax Employee Contributions. For purposes of the direct rollover provisions in Plan Section 9.6A, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of After-Tax Employee Contributions, which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Sections 408(a) or (b), or to a qualified defined contribution plan described in Code Sections 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

H.10     ROLLOVERS FROM OTHER PLANS (PLAN ARTICLE 7)

         1. Direct Rollovers. The Plan will accept direct rollovers of eligible rollover distributions from: (check all that apply)

                  [X] A qualified plan described in Code Sections 401(a) or 403(a), excluding After-Tax Employee Contributions.

                  [ ] A qualified plan described in Code Sections 401(a) or 403(a), including After-Tax Employee Contributions.

                  [X] An annuity contract described in Code Section 403(b), excluding After-Tax Employee Contributions.

                  [X] An eligible plan under Code Section 457(b), which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         2. Participant Rollover Contributions from Other Plans. The Plan will accept a Participant contribution of an eligible rollover distribution from: (check all that apply)

                  [X] A qualified plan described in Code Sections 401(a) or 403(a).

                  [X]      An annuity contract described in Code Section 403(b).

                  [X] An eligible plan under Code Section 457(b), which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         3. Participant Rollover Contributions from IRAs. The Plan (choose one):

                  [X]      will

                  [ ]      will not

                  accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code Sections 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

         4. Effective Date of Direct Rollover and Participant Rollover Contribution Provisions. This section H.10, will become effective ______________ (Enter a date no earlier than January 1, 2002).

H.11     ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

         1. Applicability and Effective Date. This section shall apply if elected by the Employer below, and shall be effective as specified below.

         2. Rollovers Disregarded in Determining Value of Account Balance for Involuntary Distributions. If elected by the Employer below, for purposes of Plan Section 9.5(e), the value of a Participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code Section 402(c), Section 403(a)(4), Section 403(b)(8), Section 408(d)(3)(A)(ii), and Section 457(e)(16). If the value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, whether the Plan shall make an immediate distribution of the Participant's nonforfeitable account balance shall be determined under Adoption Agreement Section D.7.

                  The Employer: (choose one)

                  [ ]      elects

                  [X]      does not elect

                  to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

         3. Effective Date. If the Employer has elected to exclude Rollover Contributions, the election shall apply with respect to distributions made after:

                  ________________ (Enter a date no earlier than December 31, 2001.) with respect to Participants who separated from service prior to:

                  ____________ (Enter a date earlier than January 1, 2002.)

H.12 SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION (PLAN SECTIONS 5.2(b), 12.3)

         A Participant who receives a distribution of Elective Deferrals after December 31, 2001, on account of hardship shall be prohibited from making Elective Deferrals and After-Tax Employee Contributions under this and all other plans of the Employer for 6 months after receipt of the distribution. A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and After-Tax Employee Contributions under this and all other plans of the Employer for the period specified by the Employer below.

         Suspension Period for Hardship Distributions Received during 2001:
         (choose one)

         [X] A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and After-Tax Employee

                  Contributions under this and all other plans of the Employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

         [ ] A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and After-Tax Employee Contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this amendment.

H.13     DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT (PLAN SECTION 11.3)

         1. Effective Date. This section shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance from employment occurred.

         2. New Distributable Event. A Participant's Elective Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.


Plan Sponsor
Signature:
          ----------------------------------------------------------------------

Print Name and Title:
                     -----------------------------------------------------------

                                            Effective/
Date:                                  Amendment Date:
      -----------------------------                     ------------------------

                       METROPOLITAN LIFE INSURANCE COMPANY

                    DEFINED CONTRIBUTION BASIC PLAN DOCUMENT

                                        .










                                                                  NOVEMBER, 2001

                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
ARTICLE 1:  INTRODUCTION                                                                             1
   1.1      ESTABLISHMENT OF PLAN.............................................................       1
   1.2      PLAN DOCUMENTS....................................................................       1
   1.3      PAIRED PLANS......................................................................       1

ARTICLE 2:  DEFINITIONS                                                                              2
   2.1      ACTUAL CONTRIBUTION PERCENTAGE:...................................................       2
   2.2      ACTUAL DEFERRAL PERCENTAGE........................................................       2
   2.3      ADOPTION AGREEMENT................................................................       3
   2.4      BENEFICIARY.......................................................................       3
   2.5      CODE..............................................................................       3
   2.6      EFFECTIVE DATE....................................................................       3
   2.7      ELECTIVE DEFERRALS................................................................       3
   2.8      EMPLOYEE..........................................................................       4
   2.9      EMPLOYER..........................................................................       4
   2.10     ERISA.............................................................................       5
   2.11     EXCESS AGGREGATE CONTRIBUTIONS....................................................       5
   2.12     EXCESS CONTRIBUTIONS..............................................................       5
   2.13     EXCESS ELECTIVE DEFERRALS OR EXCESS 401(k) SAVINGS CONTRIBUTIONS..................       6
   2.14     FAMILY MEDICAL ABSENCE............................................................       6
   2.15     HIGHLY COMPENSATED EMPLOYEE:......................................................       6
   2.16     MILITARY ABSENCE..................................................................       7
   2.17     NON-HIGHLY COMPENSATED EMPLOYEE...................................................       7
   2.18     OWNER-EMPLOYEE....................................................................       7
   2.19     PARTICIPANT.......................................................................       8
   2.20     PLAN..............................................................................       8
   2.21     PLAN ADMINISTRATOR................................................................       8
   2.22     PLAN COMPENSATION.................................................................       9
   2.23     PLAN YEAR.........................................................................      10
   2.24     QUALIFIED MATCHING CONTRIBUTIONS..................................................      11
   2.25     QUALIFIED NON-ELECTIVE CONTRIBUTIONS..............................................      11
   2.26     SELF-EMPLOYED INDIVIDUAL..........................................................      11
   2.27     SHAREHOLDER-EMPLOYEE..............................................................      11
   2.28     SPONSOR...........................................................................      11
   2.29     TRUST.............................................................................      11
   2.30     TRUSTEE...........................................................................      11
   2.31     STRAIGHT LIFE ANNUITY.............................................................      12

ARTICLE 3:  DEFINITIONS AND RULES RELATING TO SERVICE                                               12
   3A.1     APPLICABILITY OF PART A...........................................................      12
   3A.2     YEAR OF SERVICE...................................................................      12
   3A.3     HOUR OF SERVICE...................................................................      12
   3A.4     ONE-YEAR BREAK IN SERVICE.........................................................      14
   3A.5     EMPLOYMENT YEARS DEFINED..........................................................      15

   3A.6     ELIGIBILITY COMPUTATION PERIOD....................................................      15
   3A.7     VESTING COMPUTATION PERIOD........................................................      16
   3A.8     COUNTING YEARS OF SERVICE FOR PARTICIPATION.......................................      16
   3A.9     YEARS OF SERVICE FOR VESTING......................................................      16
   3A.10    SERVICE WITH OTHER ORGANIZATIONS..................................................      17

PART B: ELAPSED TIME METHOD                                                                         18
   3B.1     APPLICABILITY OF PART B...........................................................      18
   3B.2     SERVICE...........................................................................      18
   3B.3     DEFINITIONS RELATING TO SERVICE...................................................      18
   3B.4     CERTAIN SERVICE BEFORE ELIGIBILITY DISREGARDED....................................      20
   3B.5     SERVICE FOR VESTING...............................................................      20
   3B.6     SERVICE WITH OTHER ORGANIZATIONS..................................................      21

ARTICLE 4:  PARTICIPATION                                                                           22
   4.1      ELIGIBLE EMPLOYEES................................................................      22
   4.2      AGE AND SERVICE REQUIREMENTS......................................................      23
   4.3      PARTICIPATION.....................................................................      24
   4.4      TERMINATION OF PARTICIPATION......................................................      25
   4.5      RE-ENTRY OF FORMER PARTICIPANT....................................................      25
   4.6      TRANSFERS.........................................................................      25

ARTICLE 5:  EMPLOYEE 401(K) SAVINGS CONTRIBUTIONS: AVERAGE DEFERRAL PERCENTAGE TEST                 25
   5.1      ELIGIBILITY.......................................................................      25
   5.2      LIMITS ON AMOUNT..................................................................      26
   5.3      PROCEDURES........................................................................      29
   5.4      COLLECTION OF 401(K) SAVINGS CONTRIBUTIONS........................................      30
   5.5      SAVINGS CONTRIBUTIONS ACCOUNT.....................................................      30
   5.6      401(K) LIMITS.....................................................................      30
   5.7      DEFERRAL PERCENTAGE...............................................................      33
   5.8      MONITORING PARTICIPANTS' DEFERRAL PERCENTAGES: ADJUSTMENTS........................      36
   5.9      TREATMENT OF PARTICIPANT WHO REACHES $7,000 LIMIT.................................      40
   5.10     SAFE HARBOR CASH OR DEFERRED ARRANGEMENT:.........................................      40

ARTICLE 5A: COORDINATION OF  QUALIFIED PLAN LIMITS AND TESTS                                        46

ARTICLE 6:  AFTER-TAX SAVINGS CONTRIBUTIONS; AVERAGE CONTRIBUTION PERCENTAGE TEST                   47
   6.1      ELIGIBILITY.......................................................................      47
   6.2      LIMITS ON AMOUNT..................................................................      47
   6.3      PROCEDURES; PLAN ADMINISTRATOR RULES..............................................      49
   6.4      COLLECTION OF AFTER-TAX SAVINGS CONTRIBUTIONS.....................................      49
   6.5      AFTER-TAX SAVINGS CONTRIBUTIONS ACCOUNT...........................................      50
   6.6      401(M) LIMITS.....................................................................      50
   6.7      CONTRIBUTION PERCENTAGE DEFINED...................................................      51
   6.8      SPECIAL RULES.....................................................................      52
   6.9      ADDITIONAL LIMITS FOR PLANS SUBJECT TO BOTH 401(k) AND 401(m) LIMITS..............      55
   6.10     ACP TEST SAFE HARBOR:.............................................................      57

ARTICLE 7:  ROLLOVERS, TRANSFERS AND DEDUCTIBLE EMPLOYEE CONTRIBUTIONS                              57
   7.1      ROLLOVER CONTRIBUTIONS............................................................      57
   7.2      TRANSFERS:........................................................................      59
   7.3      QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS:.......................................      63
   7.4      WITHDRAWALS:......................................................................      63

ARTICLE 8:  EMPLOYER CONTRIBUTIONS; AMOUNT AND ALLOCATION                                           65
   8.1      AMOUNT OF EMPLOYER CONTRIBUTION...................................................      65
   8.2      PROFIT-SHARING PLANS..............................................................      65
   8.3      MONEY PURCHASE PENSION PLANS......................................................      68
   8.4      EMPLOYER MATCHING CONTRIBUTIONS...................................................      70
   8.5      PERSONS ENTITLED TO SHARE IN ALLOCATIONS..........................................      77
   8.6      ALLOCATION RULES..................................................................      78

ARTICLE 9:  BENEFITS UPON RETIREMENT OR DISABILITY                                                  85
   9.1      RETIREMENT DATES..................................................................      85
   9.2      DISABILITY RETIREMENT.............................................................      86
   9.3      RETIREMENT BENEFITS...............................................................      86
   9.4      METHOD OF PAYMENT.................................................................      90
   9.5      MARRIED PARTICIPANTS..............................................................      91
   9.6      UNMARRIED PARTICIPANTS............................................................      96
   9.6A.    DIRECT ROLLOVER REQUIREMENTS......................................................      96
   9.7      DISTRIBUTION REQUIREMENTS.........................................................      98
   9.7A     MINIMUM DISTRIBUTIONS DETERMINED USING 2001 PROPOSED REGULATIONS..................     101
   9.8      REQUIRED BEGINNING DATE...........................................................     101
   9.9      TRANSITIONAL RULE.................................................................     104
   9.10     DATE BENEFIT PAYMENTS BEGIN.......................................................     106
   9.11     ANNUITIES NONTRANSFERABLE.........................................................     106
   9.12     DUTIES AND OBLIGATIONS OF PARTICIPANTS............................................     106

ARTICLE 10: BENEFITS UPON DEATH                                                                    107
   10.1     BENEFITS UPON DEATH...............................................................     107
   10.2     METHOD OF PAYMENT.................................................................     109
   10.3     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY..........................................     109
   10.4     LIMITATION ON DEATH BENEFIT DISTRIBUTIONS.........................................     112
   10.5     BENEFICIARY.......................................................................     116
   10.6     SAFE HARBOR RULES.................................................................     117
   10.7     TRANSITIONAL RULES................................................................     119


ARTICLE 11: TERMINATION OF EMPLOYMENT AND VESTED INTEREST                                          122
   11.1     VESTED INTEREST IN ACCRUED BENEFIT................................................     122
   11.2     CHANGES IN VESTING SCHEDULE.......................................................     122
   11.3     PAYMENT OF VESTED INTEREST........................................................     122
   11.4     FORFEITURE OF NON-VESTED INTEREST.................................................     123
   11.5     PROTECTIONS UPON RESUMPTION OF EMPLOYMENT.........................................     123
   11.6     CALCULATING VESTED INTEREST AFTER ACCOUNT DISTRIBUTION............................     124

ARTICLE 12: IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS; LOANS                                        125

   12.1     WITHDRAWAL OF AFTER-TAX SAVINGS CONTRIBUTIONS.....................................     125
   12.2     IN-SERVICE WITHDRAWALS FROM PROFIT SHARING PLANS..................................     126
   12.3     IN-SERVICE WITHDRAWALS FROM 401(k) PLANS..........................................     128
   12.4     IN-SERVICE WITHDRAWALS FROM MONEY PURCHASE PLAN...................................     131
   12.5     LOANS.............................................................................     131


ARTICLE 13: MAXIMUM LIMITATIONS ON ALLOCATIONS                                                     136
   13.1     SECTION 415 DEFINITIONS...........................................................     136
   13.2     NO PARTICIPATION IN OTHER QUALIFIED PLANS.........................................     143
   13.3     PARTICIPATION IN OTHER QUALIFIED MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS...     144
   13.4     PARTICIPATION IN ANOTHER QUALIFIED PLAN, OTHER THAN MASTER OR PROTOTYPE PLANS.....     145
   13.5     ESTIMATED LIMITATION..............................................................     145
   13.6     APPORTIONMENT BETWEEN PLANS.......................................................     145
   13.7     EXCESS AMOUNTS....................................................................     146
   13.8     DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN.....................................     147


ARTICLE 14: TOP-HEAVY PROVISIONS                                                                   147
   14.1     APPLICATION OF ARTICLE............................................................     148
   14.2     TOP-HEAVY DEFINITIONS.............................................................     148
   14.3     MINIMUM ALLOCATION................................................................     152
   14.4     APPORTIONMENT OF MINIMUM BENEFITS BETWEEN MULTIPLE PLANS..........................     153
   14.5     MINIMUM VESTING SCHEDULE..........................................................     154
   14.6     TOP HEAVY ADJUSTMENTS IN SECTION 415 FRACTIONS....................................     154
   14.7     ADDITIONAL PROVISIONS FOR PAIRED DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS...     155


ARTICLE 15: ACCOUNTS AND INVESTMENTS                                                               157
   15.1     SEPARATE ACCOUNTS.................................................................     157
   15.2     INVESTMENT MEDIA; PARTICIPANT INVESTMENT DIRECTIONS...............................     157
   15.3     RULES FOR EXERCISE OF INVESTMENT OPTIONS..........................................     159
   15.4     SEGREGATED ACCOUNTS...............................................................     160
   15.5     LIFE INSURANCE CONTRACTS..........................................................     161
   15.6     MUTUAL FUND SHARES................................................................     162
   15.7     QUALIFYING EMPLOYER SECURITIES:...................................................     165
   15.8     EXPENSES..........................................................................     168


ARTICLE 16: ADMINISTRATION OF THE PLAN                                                             169
   16.1     PLAN ADMINISTRATOR................................................................     169
   16.2     ADMINISTRATION OF PLAN............................................................     169
   16.3     REPORTING AND DISCLOSURE..........................................................     170
   16.4     RECORDS...........................................................................     170
   16.5     COMPENSATION AND EXPENSES.........................................................     171
   16.6     CLAIMS PROCEDURE..................................................................     171
   16.7     MORE THAN ONE EMPLOYER............................................................     172
   16.8     CORRECTION OF ADMINISTRATIVE ERRORS...............................................     172


ARTICLE 17: AMENDMENT, TERMINATION OR MERGER OF PLAN                                               173

   17.1     AMENDMENT BY SPONSOR..............................................................     173
   17.2     AMENDMENT BY EMPLOYER.............................................................     173
   17.3     RESTRICTIONS ON AMENDMENTS........................................................     173
   17.4     TERMINATION OF PLAN...............................................................     175
   17.5     DISPOSITION AND TERMINATION OF TRUST..............................................     176
   17.6     MERGER OF PLANS...................................................................     176


ARTICLE 18: TRANSFERS FROM OR TO OTHER QUALIFIED PLANS                                             177
   18.1     TRANSFERS FROM ANOTHER PLAN OF THE EMPLOYER.......................................     177
   18.2     TRANSFERS TO OTHER PLANS..........................................................     177


ARTICLE 19: MISCELLANEOUS                                                                          178
   19.1     PROHIBITED DIVERSION..............................................................     178
   19.2     FAILURE TO ATTAIN OR RETAIN QUALIFICATION.........................................     179
   19.3     NONALIENATION.....................................................................     179
   19.4     QUALIFIED DOMESTIC RELATIONS ORDERS...............................................     181
   19.5     LIMITATION ON RIGHTS CREATED BY PLAN..............................................     182
   19.6     ALLOCATION OF RESPONSIBILITIES....................................................     183
   19.7     RETURN OF CONTRIBUTIONS...........................................................     183
   19.8     CURRENT ADDRESS OF PAYEE..........................................................     184
   19.9     CONTROLLED GROUP..................................................................     184
   19.10    AFFILIATED SERVICE GROUPS.........................................................     184
   19.11    OTHER AGGREGATED GROUPS...........................................................     184
   19.12    LEASED EMPLOYEES..................................................................     184
   19.13    APPLICATION OF PLAN'S TERMS.......................................................     185
   19.14    RULES OF CONSTRUCTION.............................................................     185
   19.15    GOVERNING LAW.....................................................................     186
   19.16    PAYMENT FOR MINOR OR INCOMPETENT..................................................     186

                             ARTICLE 1: INTRODUCTION

1.1 ESTABLISHMENT OF PLAN: The Employer established this plan under the name specified in the Adoption Agreement.

1.2 PLAN DOCUMENTS: The Plan consists of this Defined Contribution Basic Plan Document, the Adoption Agreement executed by the Employer, and the related Trust instrument, as each may be amended from time to time.

      In this Basic Plan Document, cross references that are Arabic numbers are to an article or section of this document, and cross references that begin with a capital letter are to the Adoption Agreement.

1.3      PAIRED PLANS:

      (a) Two or more plans established using this Basic Plan Document (or the Sponsor's Defined Benefit Basic Plan Document) and Standardized Adoption Agreements may be Paired Plans. The Code requirements for qualification of multiple plans will automatically be satisfied for Paired Plans, and the Employer who complies with the Plans' provisions may rely upon their qualification without obtaining individual determination letters from the Internal Revenue Service.

      (b) The requirements for Paired Plans are as follows:

            (i) Each Plan uses one of the Sponsor's Pairable Standardized Adoption Agreements. The following are Pairable Standardized Adoption
      Agreements: adoption agreements numbered, 001, 002, 007 and 008.

            (ii) Such Plans are (a) a profit sharing plan, (b) a money purchase pension plan, or (c) a defined benefit pension plan.

            (iii) Only one of such plans is integrated with Social Security.

            (iv) Each Adoption Agreement specifies the Employer's other Paired Plan(s).

                             ARTICLE 2: DEFINITIONS

      A word or term defined in this article (or in any other article) will have the same meaning throughout the Plan unless the context clearly requires a different meaning.

2.1 ACTUAL CONTRIBUTION PERCENTAGE: (ACP) shall mean, for a specified group of participants for a Plan Year, the average of the Contribution Percentages of the Eligible Participants in a group.

2.2 ACTUAL DEFERRAL PERCENTAGE: (ADP) shall mean, for a specified group of participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Participant's Plan Compensation or compensation (based on a definition of compensation selected by the Employer for the Plan Year that satisfies Code Section 414(s)) for such Plan Year. Employer contributions on behalf of any Participant shall include: any elective deferrals made pursuant to the participant's deferral election, including Excess Elective Deferrals of Highly Compensated Employees, but excluding (a) Excess Elective Deferrals of the Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or Plans of this Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage Test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

2.3 ADOPTION AGREEMENT: means the Metropolitan Life Insurance Company Adoption Agreement executed by the Employer to establish or amend the Employer's Plan and its related Trust and to specify optional provisions as part of the Employer's Plan.

2.4 BENEFICIARY: means the individual(s) or entity(ies) designated by a Participant or Beneficiary, or by the Plan, to receive any benefit payable upon the death of the Participant or Beneficiary.

2.5 CODE: means the Internal Revenue Code of 1986, as amended.

2.6 EFFECTIVE DATE: shall mean the date specified in the initial Adoption Agreement, but no earlier than the first day of the Plan Year in which the initial Adoption Agreement is executed, except as otherwise provided in this section. In the event that this Plan is an amended Plan, the Plan Effective Date shall remain the initial Effective Date of the Plan. In addition, if a section of the Plan or the Adoption Agreement specifies an Effective Date, such provision shall be effective on the later of the date specified in such section or the initial Effective Date of the Plan. Notwithstanding the foregoing, if the Employer is adopting this Plan as an amended and restated plan, then, except as otherwise specifically provided in the Plan, the Effective Date of the amendment and restatement of this Plan shall be the first day of the Plan Year beginning in 1997. However, the operation of specified portions of the Plan during the Plan Years beginning in 1997 and ending for the Plan Year beginning in 2000 will be reflected in Part G of the Adoption Agreement.

2.7 ELECTIVE DEFERRALS: (or 401(k) Savings Contributions) shall mean any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer Contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 408(k)(6)), any SIMPLE IRA Plan described in Section 408(p), any eligible deferred compensation plan under section 457, any plan as described under section 501(c)(18), and any employer contributions made on the behalf of a participant for the purchase of an annuity contract under section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as Excess Amounts.

2.8 EMPLOYEE: means (i) a person employed by the Employer and, (ii) an individual described in Section 19.12 who is deemed to be an Employee of any such Employer under Code Sections 414(n) or 414(o). Employee includes a self-employed individual.

2.9 EMPLOYER: means, with respect to a Nonstandardized Plan, the Employer named in Part A of the Adoption Agreement and any related employer which has specifically adopted the Plan in Part F of the Adoption Agreement.

      No Employer may adopt a Standardized Plan unless each related employer that is part of the same Controlled Group (as defined in Section 19.9) or the same Affiliated Service Group (as defined in Section 19.10), or that is aggregated under Section 19.11, with the Employer designated in Part A of the Adoption Agreement joins the Plan. The failure of any such related employer to join the plan will cause it to be considered a Nonstandardized Plan so that the Employers may not rely upon the Plan's qualification under Code Section 401(a) unless they obtain an individual determination letter to such effect from the Internal Revenue Service.

      Where specifically provided in this Plan, the term Employer will include the Employer named in Part A of the Adoption Agreement, each related employer which has specifically adopted this Plan in Part F of the Adoption Agreement and each related employer that is part of the same Controlled Group (as defined in Section 19.9) or the same Affiliated Service Group (as defined in Section 19.10), or that is aggregated under Section 19.11, with the Employer designated in Part A of the Adoption Agreement. General rules of construction appear in
Section 16.7, "More than One Employer."

2.10 ERISA: means the Employee Retirement Income Security Act of 1974, as amended.

2.11 EXCESS AGGREGATE CONTRIBUTIONS: shall mean, with respect to any Plan Year, the excess of:

      (a) The aggregate Contribution Percentage Amounts taken into account in computing the Actual Contribution Percentage actually made on behalf of the group of HCEs for such Plan Year, minus

      (b) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of members of the group of HCEs in order of their Contribution Percentages beginning with the highest of such percentages).

      Such determination shall be made after first determining Excess Elective Deferrals pursuant to section 5.8(b), Excess Amounts pursuant to Section 13.7 and then determining Excess Contributions pursuant to section 5.8(a).

2.12 EXCESS CONTRIBUTIONS: shall mean, with respect to any Plan Year, the excess of:

      a. The aggregate amount of Employer Contributions actually taken into account in computing the ADP of the group of HCEs for such Plan Year, minus

      b. The maximum amount of such contributions permitted by the ADP test (determined by hypothetically reducing contributions made on behalf of the group of HCEs in order of the ADPs, beginning with the highest of such percentages).

      Such determination shall be made after first determining Excess Elective Deferrals pursuant to section 5.8(b) and then determining Excess Amounts pursuant to Section 13.7.

2.13 EXCESS ELECTIVE DEFERRALS OR EXCESS 401(K) SAVINGS CONTRIBUTIONS: shall mean those Elective Deferrals or 401(k) savings contributions that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals or 401(k) Savings Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals or Excess 401(k) Savings Contributions shall be treated as Annual Additions under the Plan unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

2.14 FAMILY MEDICAL ABSENCE: means, with respect to an Employee who satisfies the notice, medical certification and reemployment provisions of the Family and Medical Leave Act of 1993, an unpaid absence not in excess of twelve workweeks in any year of service (a) for purposes of caring for the Employee's spouse, child, or parent with a serious health condition (as defined in Section 101(11) of the Family and Medical Leave Act of 1993) or (b) because of a serious health condition that makes the Employee unable to perform one or more of the essential functions of his or her job.

2.15 HIGHLY COMPENSATED EMPLOYEE: (HCE) means, for Plan Years beginning after December 31, 1996, any employee of the Employer and with all entities related to the Employer as described in Sections 19.9, 19.10 and 19.11,who (1) was a 5-percent owner at any time during the Determination Year or the Look-back Year; or (2) had compensation from the Employer in excess of $80,000 for the Lookback Year, and, if the Employer so elects in the Adoption Agreement, was in the Top-Paid Group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code
Section 415(d), except that the base period is the calendar quarter ending September 30, 1996. For this purpose, the applicable Plan Year of the Plan for which a determination is being made is called a Determination Year and the preceding 12-month period is called the Look-Back Year. A Highly Compensated Former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that Determination Year, in accordance with section 1.414(q)-1T, A-4 of the Temporary Income Tax Regulations and Notice 97-45. In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Section 414(q) stated above are treated as having been in effect for years beginning in 1996. If elected in the Adoption Agreement, the Employer may determine which Employees who may be described in (2) are Highly Compensated Employees by way of the calendar year election described in Section 1.414(q)-1T, Q&A-14(b) of the Temporary Income Tax Regulations.

2.16 MILITARY ABSENCE: means any unpaid leave of absence not in excess of five years' duration (unless extended in accordance with the Uniformed Services Employment and Reemployment Rights Act ("USERRA")) taken by an Employee for purposes of serving in the uniformed services of the United States, with respect to an Employee who satisfies the conditions for reemployment specified by the USERRA following the expiration of such leave.

2.17 NON-HIGHLY COMPENSATED EMPLOYEE: (NHCE) means any Employee who is not a Highly Compensated Employee.

2.18 OWNER-EMPLOYEE: means an individual who is the sole proprietor (if the Employer is a proprietorship), or who is a partner or shareholder owning more than 10 percent of either the capital or profits interest (if the Employer is a partnership or a limited liability partnership or a limited liability company that is treated as a partnership under the Code).

2.19 PARTICIPANT: means an Employee who has become a Participant in the Plan, a former Employee who has an account balance under the Plan and an Employee who has not yet satisfied the age and service requirements of Section 4.2 but has made a rollover contribution into the Plan, pursuant to Section 7.1(c). A Participant's participation will end on the earlier of the date on which (i) he or she receives a total distribution from the Plan in the form of a single sum or (ii) he or she has no vested interest in the Plan and a period of five consecutive One-Year Breaks in Service has occurred.

      A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Treasury Regulation Section 1.410(b)-3(a).

2.20 PLAN: means the Employer's Plan as set forth in this Metropolitan Life Insurance Company Basic Plan Document and the Adoption Agreement signed by the Employer, including all amendments to either document.

2.21 PLAN ADMINISTRATOR: means the person or persons designated in the Adoption Agreement as Plan Administrator to control and manage the operation and administration of the Employer's Plan as provided in Article 16.

2.22 PLAN COMPENSATION:

      (a) General Definition. A Participant's Plan Compensation for a Plan Year means compensation as that term is defined in Section 13.1(b) of the Plan for services actually rendered by the Participant as an Employee of the Employer, as modified in the Adoption Agreement. Solely for purposes of determining the amount of a Participant's 401(k) Savings Contributions, After-Tax Savings Contributions and their related Matching Contributions, Plan Compensation shall include Employer Contributions made pursuant to a salary reduction agreement or other arrangement which are not includible in the gross income of the participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) or 403(b). Compensation shall include only that compensation which is actually paid to the Participant during the Determination Period. Except as provided elsewhere in the Plan, the Determination Period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the Determination Period shall be the Plan Year. For a self-employed individual, Plan compensation means his or her Earned Income. Except as otherwise provided in the Adoption Agreement, Plan Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement or other arrangement and which is not includible in the gross income of the Employee under sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), or 403(b) of the Code.

      For purposes of this subsection, Earned Income means net earnings from self employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income producing factor. Net earnings will be determined without regard to items excluded from gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

      Notwithstanding the foregoing, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any Determination Period beginning in such calendar year.

      If the Determination Period consists of fewer than 12 months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short plan year, and the denominator of which is 12. If compensation for any prior Determination Period is taken into account in determining an Employee's allocations or benefits for the current Plan Year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for Determination Periods beginning before that date is $150,000.

      (b) Exception. For Plan Years beginning before January 1, 1998, for purposes of Article 13 (Code Section 415 limits), the foregoing definition of Plan Compensation will not apply (see Section 13.1(b) for the applicable definition).

2.23 PLAN YEAR: means the year specified in the Adoption Agreement.

2.24 QUALIFIED MATCHING CONTRIBUTIONS: shall mean employer matching contributions which are subject to the distribution (other than those specified in Section 12.3) and nonforfeitability requirements of Code Section 401(k) when made.

2.25 QUALIFIED NON-ELECTIVE CONTRIBUTIONS: shall mean Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions (other than those specified in Section 12.3) that are applicable to Elective Deferrals and Qualified Matching Contributions.

2.26 SELF-EMPLOYED INDIVIDUAL: means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established (or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year).

2.27 SHAREHOLDER-EMPLOYEE: in any year means an Employee or officer of an S corporation (as defined in Code Section 1361(a)) who owns, directly or indirectly, more than five percent of the outstanding stock of the Employer during such year.

2.28 SPONSOR: means Metropolitan Life Insurance Company or its successor.

2.29 TRUST: means the trust established under the instrument entitled - Trust Agreement or such other trust agreement entered into by the Employer and the Trustee for the payment of the benefits provided by the plan or such custodial accounts or annuity contracts which meet the requirements of Code Section 401(f).

2.30 TRUSTEE: means the trustee named in the trust agreement to serve as trustee under the plan, or any successor trustee serving under the Trust Agreement.

2.31 STRAIGHT LIFE ANNUITY: means an annuity payable in equal installments for the life of the Participant and that terminates upon the Participant's death.

              ARTICLE 3: DEFINITIONS AND RULES RELATING TO SERVICE
                        PART A: HOURS OF SERVICE METHOD:

3A.1 APPLICABILITY OF PART A: The definitions and rules in this Part A of
Article 3 will apply unless in the Adoption Agreement the Employer elected to have Employees' service determined entirely or partly using the elapsed time method.

3A.2 YEAR OF SERVICE: A year of service of an Employee is a 12 consecutive month computation period in which he or she completes at least 1,000 Hours of Service, or a smaller number of hours specified in the Adoption Agreement.

3A.3 HOUR OF SERVICE:

      (a) Except as provided in subsection (b) below, an Employee's Hours of Service will be counted by giving the Employee credit for:

            (1) each hour for which he or she is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to him or her for the computation period in which the duties are performed; and

            (2) each hour for which he or she is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this subsection (2) for any single continuous period (whether or not such period occurs within a single computation period). Hours under this subsection (2) will he calculated and credited under Department of Labor Regulations, 29 C.F.R. Section 2530.200-2(b) and
      (c), which are incorporated herein by this reference; and


            (3) each hour for which back pay, regardless of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not he credited both under subsection (1) or subsection (2), as the case may be, and under this subsection (3). These hours will he credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.


            (4) In addition to hours credited to an employee under subsections
      (1) through (3) above, he or she will be credited with the number of hours (not exceeding 40 for a full week or a pro rata portion of 40 for a partial week) he or she normally would have worked except for the fact that he or she was absent on one of the following types of unpaid absence:
      (A) leave of absence for a period authorized by the Employer under a leave policy applied uniformly to all Employees, provided he or she returns to service with the Employer at or before the expiration of such period; or
      (B) a Military Absence.

            (5) Solely for purposes of determining whether a One-Year Break in Service, as defined in section 3A.4, has occurred in a computation period, an Employee who is absent from work for maternity or paternity reasons, by reason of a Family Medical Absence or by reason of a Military Absence will receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, (or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence). For purposes of this subsection (5), an absence from work for maternity or paternity reasons means an absence (A) by reason of the pregnancy of the Employee,

      (B) by reason of a birth of a child of the Employee, (C) by reason of the placement of a child with the Employee in connection with the Employee's adoption of such child, or (D) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this subsection (5) will be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (ii) in all other cases, in the following computation period if necessary to prevent a One-Year Break in Service in that computation period.

      (b) If the Employer so elects in the Adoption Agreement, an Employee will be credited with the number of Hours of Service specified in this subsection (b) for a period if the Employee would have been credited with at least one Hour of Service during such period under subsection (a) above:

            (1)   10 Hours of Service per day;

            (2)   45 Hours of Service per week;

            (3)   95 Hours of Service per semi-monthly payroll period; or

            (4)   190 Hours of Service per month.

Only one such method may be elected and it must apply to all Employees.

3A.4 ONE-YEAR BREAK IN SERVICE: A One-Year Break in Service of an Employee is a 12-consecutive month computation period during which he or she completes one-half or fewer of the number of Hours of Service required for a Year of Service under Section 3A.2. The 12-month computation period will be the same period used to determine a Year of Service under Section 3A.6 or Section 3A.7.

3A.5 EMPLOYMENT YEARS DEFINED: Employment Years of an Employee are 12-consecutive month periods beginning on the date he or she first completes an Hour of Service and on subsequent anniversaries of such date.

3A.6 ELIGIBILITY COMPUTATION PERIOD: For purposes of determining whether an Employee has completed the service requirement (if any) for participation:

      (a) The initial Computation Period will be his or her first Employment
Year.

      (b) Subsequent Computation Periods will be either (i) his or her subsequent Employment Years, or (ii) if the Adoption Agreement so specifies, Plan Years beginning with the Plan Year that starts during his first Employment Year regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during his or her first Employment Year. For purposes of clause
(ii) of the preceding sentence, an Employee who is credited with 1,000 Hours of Service in both his or her first Employment Year and the Plan Year that starts during his or her first Employment Year will (unless his or her Employment Year and the Plan Year coincide) be credited with two Years of Service for purposes of eligibility to participate.

      (c) If an Employee has a One-Year Break in Service, his or her 12-consecutive month Eligibility Computation Periods will begin with his or her first Employment Year after such break. If necessary for purposes of measuring Years of Service for participation, subsequent 12-consecutive month Computation Periods will be either (i) if the Adoption Agreement so specifies under subsection (b)(i) above, subsequent Employment Years, or otherwise (ii) Plan Years beginning with the Plan Year which begins during his or her first Employment Year after such break.

3A.7 VESTING COMPUTATION PERIOD: For purposes of computing an Employee's nonforfeitable right to his or her Employer Contributions account, an Employee's Computation Periods will be either (a) Plan Years, or (b) if the Adoption Agreement so specifies, Employment Years.

3A.8 COUNTING YEARS OF SERVICE FOR PARTICIPATION: All of an Employee's Years of Service with the Employer are counted toward meeting the Plan's participation eligibility requirement (if any), except that, if the Plan provides for 100% vesting after two years or less of service, service before a One-Year Break In Service which occurs before the Employee satisfies the Plan's requirement for eligibility will be disregarded unless the Adoption Agreement specifies otherwise. However, the preceding sentence will not apply if the Employer's plan is a 401(k) plan.

      If the service requirement to become a Participant as specified in the Adoption Agreement includes a fractional year, an Employee will not be required to complete any minimum number of hours of service to receive credit for such fractional year.

3A.9 YEARS OF SERVICE FOR VESTING: For purposes of determining a Participant's vested percentage, all of his or her Years of Service will be counted, including any period of Military Absence, except that, if the Adoption Agreement specifically so provides, the following Years of Service will not be counted:

      (a) Years of Service completed before age 18;

      (b) Years of Service before the Employer maintained this Plan or a predecessor plan.

      A Plan is a predecessor plan if it was terminated on or after the date it was required to comply with ERISA and within five years before or after the effective date of this Plan. A plan is not treated as a predecessor plan with respect to an Employee unless he or she was a participant in such plan.

3A.10 SERVICE WITH OTHER ORGANIZATIONS:

      (a) To determine whether an Employee is a Participant and to determine his or her vested percentage, he or she will receive credit for Hours of Service under Section 3A.3 with the following entities (or as a leased employee under Code Section 414(n) or Code Section 414(o)) as if those Hours of Service were credited to the Employee for service with the Employer: any member of an Affiliated Service Group (under Code Section 414(m)) including the Employer, any corporation which is included in a Controlled Group of Corporations (under Code
Section 414(b)) with the Employer or any unincorporated trade or business which is under common control (under Code Section 414(c)) with the Employer, and any entity required to be aggregated with the Employer under Code Section 414(o). Service credited under this subsection (a) shall be limited to the period that the other entities were related to the Employer in the manner described in the applicable Code section, unless the Employer has elected in the Adoption Agreement to recognize service with any such entity for any period prior to the time such relationship commenced.

      (b) If the Employer maintains a plan of a predecessor employer, service with the predecessor employer will be treated as service with the Employer.

      (c) If not treated as service with the Employer under subsection (b) above, service with any entity specifically so designated in the Adoption Agreement will be treated as service with the Employer.

      (d) Notwithstanding any provision in this Section to the contrary, in the case of a standardized plan, the Service credited under this Section to any Participant shall not exceed five (5) years.

                           PART B: ELAPSED TIME METHOD

3B.1 APPLICABILITY OF PART B: If in the Metropolitan Life Insurance Company Adoption Agreement the Employer elected to have Employees' service determined entirely or partly using the elapsed time method, then to that extent the definitions and rules in this Part B will apply.

3B.2  SERVICE:

      (a) In General. Service of an employee includes all of the following:

            (1) any period of his or her employment, whether or not continuous;

            (ii) for a reemployed Employee, any Period of Severance provided that his or her Reemployment Date occurs within one year after his Severance Date.

      (b) Years of Service. To determine an Employee's Years of Plan Service, all of his or her Plan service will be aggregated and each 365 days of such aggregated Plan service will constitute one Year of Plan service. If any provision of the Plan calls for completion of a fractional Year of Plan Service, such fraction of 365 days of his or her aggregated Plan Service will satisfy the provision; for example, if one-half Year of Plan Service is required, then such requirement will be met when the Employee's aggregated Plan Service equals 183 days.

3B.3  DEFINITIONS RELATING TO SERVICE:

      (a) Employment. An Employee's Employment means his or her service as an Employee, beginning on his or her Employment Date or Reemployment Date and ending on his or her Severance Date.

      (b) Employment Date. An Employee's Employment Date or Reemployment Date is the date on which he or she first completes an Hour of Service.

      (c) Reemployment Date. In the case of an Employee who has a Period of Severance which is not taken into account under Section 3B.2(a) (ii), the Reemployment Date is the date on which he or she first completes an Hour of Service after such Period of Severance.

      (d) Period of Severance. A Period of Severance of an employee means a period beginning on his or her Severance Date and, if applicable, ending on his or her Reemployment Date.

      In the case of an Employee who is absent from work for maternity or paternity reasons, by reason of a Family Medical Absence or by reason of a Military Absence, the 12-consecutive month period beginning on the first anniversary of the first date of such absence will not constitute a Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the Employee's adoption of such child, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

      Subject to the requirements of the Adoption Agreement, each Employee will share in Employer Contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs Employment with the Employer or is no longer a member of an eligible class of Employees.

      If the Employer is a member of an Affiliated Service Group (under section 414(m)), a Controlled Group of Corporations (under section 414(b)), a group of trades or businesses under common control (under section 414(c)) or any other entity required to be aggregated with the employer pursuant to section 414(o) and the regulations thereunder, service will be credited for any Employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or section 414(o) and the regulations thereunder to be considered an Employee of any Employer aggregated under section 414(b), (c), or (m).

      (e) Severance Date. An Employee's Severance Date is the earlier of:

            (1) the date on which he or she quits, retires, is discharged or dies, or

            (2) the first anniversary of the first day of a period during which he or she is absent (with or without compensation) from performing duties for the Employer for any reason other than quit, retirement, discharge or death, such as vacation, holiday, sickness, leave of absence or layoff.

      (f) Hour of Service. For purposes of this Part B of Article 3, an Hour of Service is an hour for which the Employee is paid or entitled to payment for the performance of duties for the Employer.

3B.4 CERTAIN SERVICE BEFORE ELIGIBILITY DISREGARDED: If the Plan provides for 100% vesting after two years or less of Plan Service, Plan Service will be disregarded if it was completed before a Period of Severance of one year or more which occurs before the Employee satisfied the Plan's service requirement for eligibility. However, this section does not apply if the Employer's plan is a 401(k) plan.

3B.5 SERVICE FOR VESTING: For purposes of determining a Participant's vested percentage, all of his or her Service will be counted, including any period of Military Absence, except that, if the Adoption Agreement so provides, the following Service will not be counted:

      (a) Service completed before age 18;

      (b) Service before the Employer maintained this Plan or a predecessor plan.

      A plan is a predecessor plan if it was terminated on or after the date it was required to comply with ERISA and within five years before or after the effective date of this plan. A plan is not treated as a predecessor plan with respect to an Employee unless he or she was a participant in such plan.

3B.6  SERVICE WITH OTHER ORGANIZATIONS:

      (a) To determine whether an Employee is a Participant and to determine his or her vested percentage, Service with the following entities (or as a Leased Employee under Code Section 414(n)) will count as Service with the Employer: any member of an Affiliated Service Group (under Code Section 414(m)), any corporation which is included in a Controlled Group of Corporations (under Section Code 414(b)) with the Employer, any unincorporated trade or business which is under common control (under Section Code 414(c)) with the Employer, and any entity aggregated with the Employer under Code Section 414(o)). Service credited under this subsection (a) shall be limited to the period that the other entities were related to the Employer in the manner described in the applicable Code section, unless the Employer has elected in the Adoption Agreement to recognize Service with any such entity for any period prior to the time such relationship commenced.

      (b) If the Employer maintains a plan of a predecessor employer, service with the predecessor employer will be treated as Service with the Employer.

      (c) If not treated as Plan Service with the Employer under subsection (b) above, service with any entity specifically so designated in the Adoption Agreement will be treated as Service with the Employer.

      (d) Notwithstanding any provision in this Section to the contrary, in the case of a standardized plan, the Service credited under this Section to any Participant shall not exceed five (5) years.

                            ARTICLE 4: PARTICIPATION

4.1 ELIGIBLE EMPLOYEES: Except as otherwise provided in this section, each Employee is eligible to participate in the Plan (an Eligible Employee). If the Adoption Agreement so provides, an individual who is included in one of the following classes of employees or workers is not eligible if:

      (a) he or she is employed in a unit covered by a collective bargaining agreement between the Employer and employee representatives where retirement benefits were the subject of good faith bargaining with the Employer and the agreement does not call for his or her inclusion in the Plan and if less than two percent of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations; the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives of the Employer; or

      (b) he or she is a nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) and receives no earned income (within the meaning of
Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code); or

      (c) in the case of a Non-Standardized Plan, he or she is performing services for the Employer under an agreement, whether written or oral, which acknowledges his or her status as an independent contractor and that he or she is not eligible to participate in the Employer's employee benefit plans, notwithstanding that he or she is later determined by a court of competent jurisdiction or the Internal Revenue Service to be a common law employee for tax purposes.

      (d) In the case of a Non-Standardized Plan, he or she is performing services for the Employer under a leasing arrangement entered into between the Employer and some other person, notwithstanding the fact that he or she is later determined by a court of competent jurisdiction or the Internal Revenue Service to be a common law employee or a Leased Employee.

      (e) he or she is an Employee who became an Employee as the result of a "Section 410(b)(6)(C) transaction." Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A
"Section 410(b)(6)(C) transaction" is an asset or stock acquisition, merger or similar transaction involving a change in the employer of the Employees of a trade or business.

      (f) in the case of a Non-Standardized Plan, he or she is a member of a class of employees explicitly excluded from eligibility in the Adoption Agreement.

4.2 AGE AND SERVICE REQUIREMENTS: Any minimum age and service requirements are set forth in the Metropolitan Life Insurance Company Adoption Agreement.

      The minimum service requirement may not exceed one Year of Service (one-half year in the case of a Plan with annual entry dates); however, if the Employer's Plan provides for full and immediate vesting after two years or less of service, the minimum service requirement may not exceed two Years of Service (one and one-half years in the case of a Plan with annual entry dates). If applicable, the Employer shall elect in Section B.2 of the Adoption Agreement whether to use the "Hours of Service" method or the "Elapsed Time" method.

      The minimum age requirement may not exceed 21 (20-1/2 in the case of a Plan with annual entry dates).

4.3   PARTICIPATION:

      (a) Each Employee who, on the Effective Date of the Plan, is an Eligible Employee and has fulfilled the Plan's age and service requirements (if any) will become a Participant as of such date.

      (b) Each Employee (other than one who is a Participant under subsection
(a) above) will become a Participant on the Entry Date when he or she is an Eligible Employee and satisfies the Plan's age and service requirements (if any).

      (c) Unless specified otherwise in the Adoption Agreement, the Entry Dates will be the first day of the first and seventh months of the Plan Year (January 1 and July 1 for calendar year plans). If the Adoption Agreement provides for additional or other Entry Dates, the entry dates will be as so specified; provided that the first day of the Plan Year will always be an Entry Date.

      (d) If the Employer's Plan permits 401(k) Savings Contributions or After-Tax Saving Contributions, each Employee who has become a Participant under the preceding subsections of this section will be eligible to make 401(k) Savings Contributions and/or After-Tax Savings Contributions subject to the applicable provisions of the Plan and the Adoption Agreement, and such an Employee will be considered a Participant even if he or she elects not to make 401(k) Savings Contributions or After-Tax Savings Contributions. However, an Employee may not make 401(k) Savings Contributions and/or After-Tax Savings Contributions before the date the Employer signs the Plan.

4.4 TERMINATION OF PARTICIPATION: An Employee's participation will end when he or she is no longer an Eligible Employee due either to a change in his or her employment status or to the termination of his or her service as an Employee because of disability, death, retirement or any other reason.

4.5 RE-ENTRY OF FORMER PARTICIPANT: If a former Participant returns to service with the Employer as an Eligible Employee, he or she will resume participation in the Plan immediately upon his or she return.

4.6   TRANSFERS:

      (a) If a non-eligible Employee who satisfies the Plan's age and service requirements (if any) for participation becomes an Eligible Employee due to a change in his or her employment status, he or she will become a Participant immediately if he or she would have become a Participant on a previous Entry Date had he or she always been an Eligible Employee.

      (b) If a Participant becomes ineligible due to a change in his or her employment status, such Employee will be a Participant again immediately upon returning to an eligible class of employees.

            ARTICLE 5: EMPLOYEE 401(k) SAVINGS CONTRIBUTIONS: AVERAGE
                            DEFERRAL PERCENTAGE TEST

5.1 ELIGIBILITY: If the Metropolitan Life Insurance Company Adoption Agreement so provides, an Employee who meets the requirements of Section 4.3 may elect to make 401(k) Savings Contributions by payroll deduction. If elected in the Adoption Agreement under

"Special Election for Bonus Payments," the Employer will permit Participants to make a special deferral election applicable to bonus payments only. This election will override the Participant's then current salary reduction election as it relates to bonus payments only. 401(k) Savings Contributions are voluntary and no Employee is required to make such contributions. Notwithstanding the foregoing, if elected in the Adoption Agreement, the Plan Administrator may deem each Participant as having elected to make 401(k) Savings Contributions equal to a specified percentage of such Participant's Plan Compensation as elected in the Adoption Agreement, provided, that the Plan Administrator has furnished such Participant with materials on the election and deemed election of 401(k) Savings Contributions and of such Participant's right to cease or change the percentage or dollar amount of future 401(k) Savings Contributions, including the procedure for exercising that right and the timing for implementation of any such election within a reasonable period of time before such Participant becomes eligible to make 401(k) Savings Contributions or, as applied to current Participants, within a reasonable period of time before the date on which deemed elections are first implemented under the Plan. The Plan Administrator shall annually notify each Participant of his or her 401(k) Savings Contributions, if any, and the Participant's right to change the percentage, including the procedure for exercising that right and the timing for implementation of any such election.

5.2   LIMITS ON AMOUNT:

      (a) In General. 401(k) Savings Contributions in any Plan Year may not exceed whichever of the following is smallest: (i) the maximum amount permitted under Section 5.6 for a Highly Compensated Employee; (ii) the maximum amount that, with other amounts allocated to his or her accounts hereunder, does not violate the limitations on Annual Additions under Article 13; (iii) any maximum or other limitation imposed by the Plan Administrator; or (iv) the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

      (b) Hardship Withdrawals. Notwithstanding Section 5.1 and subsection
(a)(iv) above, a Participant who makes a hardship withdrawal under Section 12.3 may not make 401(k) Savings Contributions or After-Tax Savings Contributions hereunder (or under any other plan maintained by the Employer) for a period of 12 months following the date of the in-service withdrawal. Also, in the taxable year following the date of the withdrawal, such a Participant may not make 401(k) Savings Contributions which, when added to his or her 401(k) Savings Contributions during the taxable year of the withdrawal, exceed the amount specified in subsection (a)(iv) above.

      (c) Nonforfeitability. The Participant's accrued benefit from Elective Deferrals, Qualified Non-elective Contributions, After-Tax Savings Contributions and Qualified Matching Contributions is non-forfeitable.

      (d) Distribution Requirements. Elective Deferrals are subject to the distribution requirements of Code Section 401(k)(2)(B).

      (e) Make-up Contributions. As soon as practicable following the timely reemployment of a Participant who has taken a Military Absence, the Plan Administrator shall notify such Participant of his or her right to make up 401(k) Savings Contributions to which he or she would have been entitled to make but for the period of Military Absence. 401(k) Savings Contributions made in accordance with this subsection (e) shall be known as 401(k) Savings Make-Up Contributions. Subject to the limitation of Article 13 in effect in each year of such Participant's Military Absence to which 401(k) Savings Make-Up Contributions relate, and provided that the maximum amount of 401(k) Savings Make-Up Contributions attributable to each year of Military Absence does not exceed the dollar limitation contained in section 402(g) of the Code in effect during each such year, the amount of 401(k) Savings Make-Up Contributions permitted by this subsection (e) shall be equal to
(i) the maximum amount of 401(k) Savings Contributions, unadjusted by any earnings thereon, that such Participant would have been permitted to make under subsection (a) during the period of Military Absence if such Participant had continued to be employed by and received Plan Compensation from the Employer during such period, (ii) reduced by the amount of 401(k) Savings Contributions, if any, actually made during the period of Military Absence. For purposes of the preceding sentence, a Participant will be treated as having received Plan Compensation during the period of Military Absence equal to (i) the compensation such Participant would have received during such period if he or she had not taken a Military Absence, determined based on the rate of pay the Participant would have received from the Employer but for the Military Absence, or (ii) if the Plan Compensation the Participant would have received during such period was not reasonably certain, the Participant's average Plan Compensation during the 12-month period immediately preceding the Military Absence or, if shorter, the period of employment immediately preceding the Military Absence. Notwithstanding any provision in this Plan to the contrary, 401(k) Savings Make-Up Contributions shall not be subject to the limitations of Article 13 in the year such contributions are made and shall not be taken into account, during either the year in which such contributions were made or the years to which such contributions relate during the period of Military Absence, for purposes of applying Sections 5.6, 6.6 or 6.9 or the provisions of Article 14.

      The Participant shall contribute to the Plan the amount of 401(k) Savings Make-Up Contributions elected by him or her (not to exceed the amount described in the preceding paragraph) during the period beginning with the date of reemployment with the Employer and extending to the lesser of (i) three times the period of Military Absence or (ii) 5 years.

5.3   PROCEDURES:

      The Participant must make an election in the method specified by the Plan Administrator indicating the amount of 401(k) Savings Contributions he or she wishes to make and agreeing to reduce his or her compensation by such amount. Subject to any rules specified in the Adoption Agreement or established by the Plan Administrator or Sponsor, a Participant may increase, decrease, discontinue or resume his or her 401(k) Savings Contributions during a Plan Year in accordance with procedures established by the Plan Administrator. A discontinuance of 401(k) Savings Contributions will be effective in accordance with procedures established by the Plan Administrator. An increase or decrease of 401(k) Savings Contributions, or a resumption after a discontinuance, will be effective in accordance with any rules specified in the Adoption Agreement or established by the Plan Administrator or Sponsor. No change under the preceding paragraph may cause a Participant's 401(k) Savings Contributions to exceed the maximum provided for under Section 5.2.

      Either the Plan Administrator or the Sponsor may establish reasonable rules of uniform application governing Participants' elections and changes. Such rules may include the number and frequency of elections or changes during any Plan Year, effective dates for elections or changes (for example, the first day of the payroll period coinciding with or next following the applicable election or change date), cutoff dates for timely filing of elections or changes, and other rules to facilitate operation of this article.

      Notwithstanding the preceding, an eligible employee will be permitted to change his or her election at least once each year.

5.4 COLLECTION OF 401(k) SAVINGS CONTRIBUTIONS: The Employer will collect Participants' 401(k) Savings Contributions using payroll or other procedures, including deductions from bonus payments, if elected in the Adoption Agreement. The Employer will transfer the amounts collected to the Trustee as of the earliest date when such contributions can reasonably be segregated from the Employer's general assets, but not later than the maximum number of days prescribed by Department of Labor regulations from the date on which such amounts would otherwise have been payable to the Participant in cash.

      For purposes of Code Section 414(h), it is specifically provided that Participants' 401(k) savings contributions under this article are employer contributions.

5.5 SAVINGS CONTRIBUTIONS ACCOUNT: A Participant's 401(k) Savings Contributions will be credited to his or her 401(k) Savings Contributions Account. Such account will be fully vested and nonforfeitable at all times

5.6   401(k) LIMITS:

            (a) ADP Test.

            (1) Prior Year Testing. The Actual Deferral Percentages (ADP) for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year ("HCE ADP") may not exceed the prior Plan Year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year ("NHCE ADP") by more than the amount specified in the following table:

            If NHCE ADP for         HCE ADP for
            Prior Plan Year is:     Current Plan Year may not exceed:
            less than 2%            two times NHCE Prior Plan Year ADP
            2% but less             two percentage points more
            than 8%                 than NHCE Prior Plan Year ADP
            8% or higher            l.25 times NHCE Prior Plan Year ADP

            For the first Plan Year the Plan permits any Participant to make 401(k) Savings Contributions and this is not a successor plan, for purposes of the foregoing limits, the prior Plan Year's NHCE ADP shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the current Plan Year's NHCE ADP.

            (2) Current Year Testing. If elected by the Employer in the Adoption Agreement, the ADP test in (1) above will be applied by comparing the current Plan Year's ADP for Participants who are Highly Compensated Employees ("HCE ADP") with the current Plan Year's ADP for Participants who are Non-highly Compensated Employees ("NHCE ADP"). Once made, this election can only be undone if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance).

      See Section 6.9 for additional 401(k) limits that may be applicable in certain situations.

      (b)   Special Rules:

                  1. A Participant is a Highly Compensated Employee for a
            particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                  2. The ADP for any Participant who is a Highly Compensated
            Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP Test) allocated to his or her accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under
            Section 401(k) of the Code.

                  3. In the event that this Plan satisfies the requirements of sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Any adjustments to the NHCE ADP for the prior Plan Year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing Method. Plans may be aggregated in order to satisfy Code section 401(k) only if they have the same Plan Year and use the same ADP testing method.

                  4. For purposes of determining the ADP test, Elective
            Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the end of the twelve-month period immediately following the Plan Year to which contributions relate.

                  5. The Employer shall maintain records sufficient to
            demonstrate satisfaction of the ADP test and the amount of Qualified non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

5.7   DEFERRAL PERCENTAGE:

      (a) Basic Definition. For purposes of Section 5.6, the Deferral Percentage of a Participant for a Plan Year means his or her 401(k) Savings Contributions for such year computed as a percentage of his or her Plan Compensation or compensation (based on a definition of compensation selected by the Employer for the Plan Year that satisfies Code Section 414(s)) for such year (to the nearest one-hundredth of a percentage point). If an Employee is eligible to participate in 401(k) Savings Contributions but has not elected to make such contributions, he or she will nevertheless be taken into account as having made zero 401(k) Savings Contributions.

      Notwithstanding the preceding paragraph, in the Plan Administrator's discretion, 401(k) Savings Contributions of a Participant will not be included when determining his or her Deferral Percentage to the extent that the requirements of Section 5.6 are met without taking such contributions into account, and such contributions may be used in performing the 401(m) tests if applicable to the Employer's Plan. See Section 6.7(b).

      (b) Qualified Non-Elective Contributions. Except as otherwise provided in the Adoption Agreement, an Employer may make Qualified Non-Elective Contributions to the Plan utilizing the Current-Year Testing Method in accordance with the provisions of this subsection (b). In addition, if the Employer has elected in the Adoption Agreement to use the Current Year

Testing method, in lieu of distributing excess contributions as provided in
Section 5.9 of the plan, or excess aggregate contributions as provided in
Section 6.8 of the plan, the Employer may make Qualified Non-Elective Contributions on behalf of Participants that are sufficient to satisfy either the Actual Deferral Percentage test or the Actual Contribution Percentage test, or both. Qualified Non-Elective Contributions are nonintegrated Employer Contributions that are always fully vested when made, and are subject to the limitations on distribution of Code Section 401(k)(2)(B) (which means that such contributions made after December 31,1988 and earnings thereon are not available for in-service withdrawals before age 59-1/2). In addition, other Non-Elective Employer Contributions must be nondiscriminatory, determined both by taking Qualified Non-Elective Contributions into account and by disregarding Qualified Nonelective Contributions.

      The Employer may make Qualified Non-elective Contributions under the plan by designating in the board of directors resolution (or records of the employer authorizing the making of the contribution, if the Employer is not a corporation) the amount of the Qualified Non-Elective Contribution and any one of the following methods of allocation: (1) such amount as is needed to meet the Actual Deferral Percentage test and/or Actual Contribution Percentage test, allocated, in the Employer's absolute discretion, selectively on behalf of any one or a number of Non-highly Compensated Employees; or (2) a specified dollar amount or a specified percentage of compensation to be allocated to (A) each Participant who is a Non-Highly Compensated Employee or (B) all Participants.

      Notwithstanding any provision in this Plan to the contrary, if the Employer determines that the Plan does not satisfy one or more of the qualification requirements imposed by the Code and the making of a Qualified Non-Elective Contribution to affected Participants would help the

Plan satisfy such qualification requirements, the Employer may make a Qualified Non-Elective Contribution to the account of each affected Participant equal to the Average Deferral Percentage of the group (Highly Compensated Employee group or Non-highly Compensated Employee group) to which each such Participant belongs.

      (c) Qualified Matching Contributions. Except as otherwise provided in the Adoption Agreement, an Employer may make Qualified Matching Contributions to the Plan utilizing the Current-Year Testing Method in accordance with the provisions of this subsection (c). Qualified Matching Contributions are matching employer contributions that are always fully vested when made, and are subject to the limitations on distribution of Code Section 401(k)(2)(B) (which means that such contributions made after December 31, 1988 and earnings thereon are not available for in-service withdrawals before age 59-1/2).

            The employer may make Qualified Matching Contributions under the plan by designating in the board of directors resolution (or records of the employer authorizing the making of the contribution, if the Employer is not a corporation) the amount of the Qualified Matching Contribution and any one of the following methods of allocation: (i) such amount as is needed to meet the actual deferral percentage test and/or actual contribution percentage test, allocated, in the Employer's absolute discretion, selectively on behalf of any one or a number of Non-highly Compensated Employees; or (ii) a specified dollar amount or a specified percentage of compensation to be allocated to (A) each participant who is a Non-highly Compensated Employee who makes matchable savings contributions that are 401(k) savings contributions and/or employee after-tax contributions to the plan or (B) all participants who make matchable savings contributions that are 401(k) savings contributions and/or employee after-tax contributions to the plan.

      Qualified Matching Contributions which are used in determining an employee's deferral percentage under subsection (a) above will not be used in determining his contribution percentage under Section 6.7.

      Notwithstanding any provision in this Plan to the contrary, if the Employer determines that the Plan does not satisfy one or more of the qualification requirements imposed by the Code and the making of a Qualified Matching Contribution to affected participants would help the Plan satisfy such qualification requirements, the Employer may make a Qualified Matching Contribution to the account of each affected participant equal to the average deferral percentage of the group (Highly Compensated Employee group or Non-highly Compensated Employee group) to which each such participant belongs.

      (d) If a Highly Compensated Employee makes 401(k) Savings Contributions or if Qualified Non-Elective Contributions or Qualified Matching Contributions that are used in determining such an Employee's Deferral Percentage under subsection
(a) above are made on his or her behalf to another plan maintained by the Employer, his or her Deferral Percentage will be determined as if all such 401(k) Savings Contributions and Qualified Non-Elective Contributions and Qualified Matching Contributions (whichever may be applicable) were made under a single plan.

      Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

5.8 MONITORING PARTICIPANTS' DEFERRAL PERCENTAGES: ADJUSTMENTS: The Plan Administrator (or an administrative services provider - which may be the Trustee or the Sponsor - retained by the Plan Administrator to perform Participant recordkeeping and other administrative duties) will monitor Participants' Deferral Percentages to insure compliance with the requirements of Section 5.6 above. Any adjustments in Participants' elections or actual 401(k) Savings Contributions necessary to meet the requirements of Section 5.6 will be made as follows. Excess contributions are allocated to the Highly Compensated Employees with the largest dollar amounts of employer contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest dollar amount of such employer contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions.

      (a) Excess Contributions. The Plan Administrator will adjust 401(k) Savings Contributions elections by Participants who are Highly Compensated Employees in accordance with the preceding paragraph at such time or times before or during a Plan Year as the Plan Administrator deems advisable to insure that the requirements of Section 5.6 are met as of the last day of the Plan Year. If, notwithstanding the preceding sentence, the requirements of Section
5.6 are not met as of the last day of a Plan Year, such adjustments may be made after the end of a Plan Year in one or a combination of the following ways: (1) paying to a Participant the amount of his or her Excess Contributions plus earnings (or losses) on such excess, (2) recharacterizing the Excess Contributions of such a Participant as After-Tax Savings Contributions during such year, (3) in the Employer's discretion, by making a Qualified Non-Elective Contribution that meets the requirements of Section 5.7(b) on behalf of Non-highly Compensated Employees (or all Employees, if provided in the Adoption Agreement) in the amount needed so that the requirements of Section 5.6 are met, or (4) in the Employer's discretion, by making a Qualified Matching Contribution that meets the requirements of Section 5.7(c) on behalf of Non-highly Compensated Employees (or all Employees, if provided in the Adoption Agreement) in the amount needed so that the requirements of Section 5.6 are met. For purposes of the preceding sentence, Excess Contributions means 401(k) Savings Contributions by a Highly Compensated Employee in excess of the amount that would satisfy the requirements of Section 5.6 above. Also, for purposes of such sentence, any such payment of Excess Contributions will be designated as such by the Employer, and will be made by the end of the succeeding plan year to avoid plan disqualification (and must be made within 2-1/2 months after the end of the current Plan Year to avoid an excise tax on the employer equal to 10 percent of the excess). However, the amount to be paid or recharacterized will be reduced by any amounts relating to such plan year previously withdrawn by the Participant under Section 5.8(b). For purposes of clause (ii) of such sentence, recharacterizing will be available only if the Plan permits After-Tax Savings Contributions.

      A Participant may treat his or her Excess Contributions allocated to him or her as an amount distributed to the Participant and then contributed by the Participant to the plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other After-Tax Savings Contributions made by that Employee would exceed any stated limit under the plan on After-Tax Savings Contributions.

      Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

      Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss for the Plan Year in which such contributions were made. Income or loss attributable to the period between the end of the Plan Year and the date of distribution will be disregarded in determining income or loss.

      Accounting for Excess Contributions: Excess Contributions allocated to a Participant shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account (if applicable) in proportion to the participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

      A distribution of Excess Contributions under this section may be made notwithstanding any otherwise applicable restrictions or spousal consent requirements on in-service withdrawals or distributions.

      Any Excess Contributions distributed under this subsection will nevertheless be considered as Annual Additions for purposes of applying the limitations of Article 13.

      The Plan Administrator will maintain records to show that the Plan met the requirements of Section 5.6 (and Section 6.6) for each Plan Year (including records that show the extent to which Qualified Non-elective Contributions and/or Qualified Matching Contributions and/or 401(k) Savings Contributions were used in performing the tests).

      (b) Excess Elective Deferrals. A Participant may request that excess Elective Deferrals be distributed from this Plan by notifying the Plan Administrator on or before March 1 following such taxable year of the amount of the Excess Elective Deferrals to be assigned to the

Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

      Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

      Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss for the Plan Year in which such contributions were made. Income or loss attributable to the period between the end of the Plan Year and the date of distribution will be disregarded in determining income or loss.

      A withdrawal of an excess under this section may be made notwithstanding any otherwise applicable restrictions or spousal consent requirement on in-service withdrawals.

      Any amounts withdrawn under this section will nevertheless be considered as Annual Additions for purposes of applying the limitations of Article 13 unless such amounts are distributed no later than the first April 15 following the close of the participant's taxable year.

      The amount of any 401(k) Savings Contributions to be withdrawn under this section will be reduced by any amounts previously distributed or recharacterized under Section 5.8.

5.9 TREATMENT OF PARTICIPANT WHO REACHES $7,000 LIMIT: If a Participant makes 401(k) Savings Contributions to the Plan (including all qualified plans of entities described in Section 19.9, 19.10 and 19.11) in a calendar year equal to $7,000 as adjusted in accordance with Code Section 402(g)), his or her 401(k) Savings Contributions will immediately cease.

5.10 SAFE HARBOR CASH OR DEFERRED ARRANGEMENT: .

      (a) Application; Effect on Other Provisions in Articles 5 and 6. If the Employer has elected the Safe Harbor Rules in the Adoption Agreement, the provisions of this Section 5.10 shall apply for the Plan Year and the provisions of Sections 5.6, 5.7 and 5.8 shall not apply. If the provisions of this Section
5.10 apply for the Plan Year and Matching Contributions also satisfy the requirements of Section 6.10 for the Plan Year, then the provisions of Sections 6.6, 6.7, 6.8 and 6.9 shall not apply.

      (b) Manner of Adopting Provisions of Sections 5.10 and 6.10.

            (1) In General. Except for Plan Years beginning prior to January 1, 2001 (in which case, the provisions of this Section and/or Section 6.10 shall be adopted in Part G of the Adoption Agreement) and except for the manner of adopting the provisions of this Section and Section 6.10 described in Paragraph (2), the Employer must adopt the provisions of this Section and Section 6.10 no later than the last day of the Plan Year preceding the Plan Year in which they are to become effective.

            (2) Late Adoption of Safe Harbor Nonelective Contribution Method. Notwithstanding the provisions of Paragraph (1), if the Plan provides that it will satisfy the requirements of Section 5.6 for the Plan Year using the Current Year Testing Method, the Plan may be amended no later than 30 days before the last day of the Plan Year to specify that the requirements of this Section and/or Section 6.10 will be satisfied by making Safe Harbor Nonelective Contributions, provided that the Plan otherwise satisfies the requirements of this Section and Section 6.10, if applicable for the Plan Year.

      (c) Definitions. The following definitions apply for purposes of this
Section 5.10 and Section 6.10:

            (1) "ACP TEST SAFE HARBOR" is the method described in Section 6.10 of the Plan for satisfying the ACP test of Section 401(m)(2) of the Code.

            (2) "ACP TEST SAFE HARBOR MATCHING CONTRIBUTIONS" are Matching Contributions described in Section 6.10() of the Plan.

            (3) "ADP TEST SAFE HARBOR" is the method described in subsection (b) of this Section for satisfying the ADP test of Section 401(k)(3) of the Code.

            (4) "ADP TEST SAFE HARBOR CONTRIBUTIONS" are Matching Contributions and Nonelective Contributions described in subsection (d).

            (5) "COMPENSATION" is defined as Plan Compensation in Section 2.22 of the Plan, except, for purposes of this Section, no dollar limit, other than the limit imposed by Section 401(a)(17) of the Code, applies to the compensation of a Non-Highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of Section 1.414(s)-1(c)(2) of the regulations and permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of compensation described in the preceding sentence) available to the Participant under the Plan.

            (6) "ELIGIBLE EMPLOYEE" means an Employee eligible to make Elective Deferrals under the Plan for any part of the Plan Year or who would be eligible to make Elective Deferrals but for a suspension due to a hardship distribution described in Section 12.3 of the Plan or to statutory limitations, such as Sections 402(g) and 415 of the Code. IF (i) the Employer has elected in Part B of the Adoption Agreement to provide age and/or service requirements of less than age 21 and/or one Year of Service and
      (ii) the Employer elects to treat those Participants who have not yet attained age 21 and/or who have not yet completed one Year of Service as covered under a separate plan for coverage purposes, then the Employer may elect in the Adoption Agreement to limit the definition of Eligible Employee to those Participants who have attained age 21 and/or who have completed one or more Years of Service.

            (7) "MATCHING CONTRIBUTIONS" are contributions made by the Employer on account of an Eligible Employee's Elective Deferrals.

      (d) ADP Test Safe Harbor Contributions.

            (1) Unless the Employer elects in the Adoption Agreement to make Enhanced Matching Contributions or Safe Harbor Nonelective Contributions, the Employer will contribute for the Matching Period a Safe Harbor Matching Contribution to the Plan on behalf of each Eligible Employee equal to (i) 100 percent of the amount of the Employee's Elective Deferrals that do not exceed 3 percent of the Employee's Compensation for the Matching Period, plus (ii) 50 percent of the amount of the Employee's Elective Deferrals that exceed 3 percent of the Employee's Compensation but that do not exceed 5 percent of the Employee's Plan Compensation for the Matching Period ("Basic Matching Contributions.") If the Safe Harbor Matching Contribution is determined on the basis of a Matching Period other than the Plan Year, then such Matching Contributions which are made with respect to 401(k) Savings Contributions made during a Plan Year quarter beginning after May 1, 2000 must be contributed to the Plan by the last day of the following Plan Year quarter.

            (2) Notwithstanding the requirement in (1) above that the Employer make the ADP Test Safe Harbor Contributions to this Plan, if the Employer so provides in the Adoption Agreement, but only if this Plan is a Nonstandardized Plan or is a Paired Plan with another defined contribution plan, the ADP Test Safe Harbor Contributions will be made to the defined contribution plan indicated in the Adoption Agreement. However, such contributions will be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan and (ii) the other plan has the same Plan Year as this Plan.

            (3) The Participant's accrued benefit derived from ADP Test Safe Harbor Contributions is nonforfeitable and may not be distributed earlier than separation from service, death, disability, an event described in
      Section 401(k)(10) of the Code or, in the case of a profit-sharing plan, the attainment of age 59 -1/2. In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Section 401(l) of the Code.

      (e) Notice Requirements.

            (1) Annual Notice Requirement. At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee a comprehensive notice (which may, for certain requirements of the notice, be satisfied by cross-referencing portions of the update summary plan description) of the Employee's rights and obligations under the Plan, worded in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

            Notwithstanding the foregoing, (i) for a Plan Year beginning on or before April 1, 1999, the notice for such Plan Year shall be deemed to be timely provided if it was provided on or before March 1, 1999; and (ii) for an Employer that adopts the provisions of this Section and/or Section
      6.10 for a Plan Year beginning on or after January 1, 2000 and on or before June 1, 2000, the notice for such Plan Year shall be deemed to be timely provided if it was provided on or before May 1, 2000.

            If the provisions of subsection (b)(2) apply, then the notice provided to Eligible Employees before the beginning of the Plan Year in which the Plan is amended to adopt the provisions of this Section and
      Section 6.10 shall provide that (i) the Plan may be amended during the Plan Year to provide that the Employer will make a Safe Harbor Nonelective Contribution to the Plan for the Plan Year, and (ii) if the Plan is so amended, a supplemental notice will be given to Eligible Employees 30 days prior to the last day of the Plan Year informing them of such amendment.

            (2) Supplemental Notice Requirement. The Employer shall provide a supplemental notice to Participants in the following situations: (i) if the provisions of subsection (b)(2) apply, and the Plan is amended to provide that the requirements of this Section and/or Section 6.10 will be satisfied by making Safe Harbor Nonelective Contributions a supplemental notice shall be provided to Eligible Employees no later than 30 days before the end of the Plan Year and such supplemental notice shall state that the Plan has been amended to provide that a Safe Harbor Nonelective Contribution will be made for the Plan Year; or (ii) an Employer satisfying the requirements of this Section and/or Section 6.10 by making Safe Harbor Matching Contribution amends the Plan during the Plan Year to reduce or eliminate Matching Contributions, provided that (A) a supplemental notice is given to all Participants explaining the consequences of the amendment and informing them of the effective date of such amendment and that they will have a reasonable opportunity to change their 401(k) Savings Contributions elections; (B) the amendment is effective no earlier than the later of 30 days after the supplemental notice is provided and the date the amendment is adopted; (C) Participants are given a reasonable opportunity prior to the reduction or elimination of Matching Contributions to change their 401(k) Savings Contributions elections; (D) the Plan is amended to provide that the ADP Test and, if applicable, the ACP Test will be performed and satisfied for the entire Plan Year using the Current Year Testing Method; and (E) all other safe harbor requirements are satisfied through the effective date of such amendment.

      (f) Election Periods. In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in subsection (c) above.

ARTICLE 5A: COORDINATION OF QUALIFIED PLAN LIMITS AND TESTS Notwithstanding any provision of this Plan to the contrary, the various qualified plan limits and tests shall be applied in the following order:

      (a) First, the limitation set forth in Section 5.2(a)(iv) shall be applied and, if necessary, corrected in accordance with Section 5.8(b);

      (b) Next, the limitation set forth in Sections 13.2 through 13.4 shall be applied and, if necessary, corrected in accordance with Section 13.7;

      (c) Next, unless Section 5.10 applies, the limitation set forth in Section
5.6 shall be applied and, if necessary, corrected in accordance with Section 5.8(a);

      (d) Next, unless Section 6.10 applies, the limitation set forth in Section
6.6 shall be applied and, if necessary, corrected in accordance with Section 6.8(b) and (c);

      (e) Next, unless Sections 5.10 and 6.10 apply, the limitation set forth in
Section 6.9 shall be applied and, if necessary, corrected in accordance with
Section 6.9(c); and

      (f) Finally, any matching employer contribution that is related to any 401(k) Savings Contribution or After-Tax Savings Contribution that is an Excess Contribution or an Excess Aggregate Contribution shall be forfeited and disposed of in accordance with Section 8.4(e).

               ARTICLE 6: AFTER-TAX SAVINGS CONTRIBUTIONS; AVERAGE
                          CONTRIBUTION PERCENTAGE TEST

6.1 ELIGIBILITY: If the Metropolitan Life Insurance Company Adoption Agreement so provides, an Employee who meets the requirements of Section 4.3 may elect to make After-Tax Savings Contributions by payroll deduction and, if the Adoption Agreement so provides, by deduction from a bonus payment. After-Tax Savings Contributions are voluntary and no Employee will be required to make such contributions. After-Tax Savings Contributions and earnings thereon are nonforfeitable at all times.

6.2   LIMITS ON AMOUNT:

      (a) In General. Unless otherwise elected in the Adoption Agreement, the minimum amount of After-Tax Savings Contributions the employee may elect is 1 percent of his or her Plan Compensation. A Participant's after-tax Savings Contributions for any Plan Year may not exceed whichever of the following is the smallest: (a) the maximum amount permitted under

Section 6.6 for Highly Compensated Employee; (b) the maximum amount that, with other amounts allocated to his or her accounts hereunder, does not violate the limitations on Annual Additions under Article 13; (c) any maximum or other limitation imposed by the Plan Administrator.

      (b) Make-up Contributions. As soon as practicable following the timely reemployment of a Participant who has taken a Military Absence, the Plan Administrator shall notify such Participant of his or her right to make up After-Tax Savings contributions to which he or she would have been entitled to make but for the period of Military Absence. After-Tax Savings contributions made in accordance with this subsection (b) shall be known as After-Tax Savings Make-Up Contributions. Subject to the limitation of Article 13 in effect in each year of such Participant's Military Absence to which After-Tax Savings Make-Up Contributions relate, the amount of After-Tax Savings Make-Up Contributions permitted by this subsection (b) shall be equal to (i) the maximum amount of After-Tax Savings Contributions, unadjusted by any earnings thereon, that such Participant would have been permitted to make under subsection (a) during the period of Military Absence if such Participant had continued to be employed by and received Plan Compensation from the Employer during such period, (ii) reduced by the amount of After-Tax Savings Contributions, if any, actually made during the period of Military Absence. For purposes of the preceding sentence, a Participant will be treated as having received Plan Compensation during the period of Military Absence equal to (i) the compensation such Participant would have received during such period if he or she had not taken a Military Absence, determined based on the rate of pay the Participant would have received from the Employer but for the Military Absence, or (ii) if the Plan Compensation the Participant would have received during such period was not reasonably certain, the Participant's average Plan

Compensation during the 12-month period immediately preceding the Military Absence or, if shorter, the period of employment immediately preceding the Military Absence. Notwithstanding any provision in this Plan to the contrary, After-Tax Savings Make-Up Contributions shall not be subject to the limitations of Article 13 in the year such contributions are made and shall not be taken into account, during either the year in which such contributions were made or the years to which such contributions relate during the period of Military Absence, for purposes of applying Sections 5.6, 6.6 or 6.9 or the provisions of
Article 14.

      The Participant shall contribute to the Plan the amount of After-Tax Savings Make-Up Contributions elected by him or her (not to exceed the amount described in the preceding paragraph) during the period beginning with the date of reemployment with the Employer and extending to the lesser of (i) three times the period of Military Absence or (ii) 5 years.

      See the first sentence of Section 5.2(b) for an additional restriction on After-Tax Savings Contributions that applies in certain cases to Participants who made a hardship withdrawal.

6.3 PROCEDURES; PLAN ADMINISTRATOR RULES: The procedures for electing and changing After-Tax Savings Contributions, and Plan Administrator rules therefore, will be similar to those described in Section 5.3.

6.4 COLLECTION OF AFTER-TAX SAVINGS CONTRIBUTIONS: The Employer will collect Participants' After-Tax Savings Contributions using payroll or other procedures, including deductions from bonus payments, if elected in the Adoption Agreement. The Employer will transfer the amounts collected to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but not later than the maximum number of days prescribed by Department of Labor regulations from the date on which such amounts are received by the Employer or the date on which such amounts would otherwise have been payable to the Participant in cash.

6.5 AFTER-TAX SAVINGS CONTRIBUTIONS ACCOUNT: A participant's After-Tax Savings Contributions will be credited to his After-Tax Savings Contributions Account. Such account will be fully vested and nonforfeitable at all times.

6.6   401(m) LIMITS:

      (a) Prior Year Testing. The ACP for a Plan Year for Participants who are Highly Compensated Employees (HCE ACP) for each plan year may not exceed the prior year's ACP for Participants who were Non-highly Compensated Employees (NHCE ACP) for the prior Plan Year by more than the amount specified in the following table:

      If NHCE ACP                   HCE ACP for the
      for the Prior Plan Year is    current Plan Year may not exceed
      less than 2%                  two times NHCE Prior Plan Year ACP
      2% but less than 8%           two percentage points more than NHCE
                                      Prior Plan YearACP
      8% or more                    1.25 times NHCE Prior Plan Year ACP

      For the first Plan Year this Plan permits any Participant to make After-Tax Savings Contributions, provides for Matching Contributions or both, and this is not a successor plan, for purposes of the foregoing tests, the prior year's NHCE ACP shall be 3% unless the Employer has elected in the Adoption Agreement to use the current Plan Year's NHCE ACP for these Participants. See
Section 6.9 for additional 401(m) limits that may be applicable in certain situations.

      (b) Current Year Testing. If elected by the Employer in the Adoption Agreement, the ACP test in (a) above will be applied by comparing the current year's HCE ACP with the current year's NHCE ACP. Once made, this election can only be undone if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance).

6.7   CONTRIBUTION PERCENTAGE DEFINED:

      (a) Contribution Percentage. The Contribution Percentage shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Plan Compensation or compensation (based on a definition of compensation selected by the Employer for the Plan Year that satisfies Code Section 414(s) for such year (to the nearest one-hundredth of a percentage point).

      (b) Contribution Percentage Amount. The Contribution Percentage Amount shall mean the sum of After-Tax Savings Contributions and any Employer Matching Contributions made under the Plan on behalf of the Participant for the Plan Year. If an Employee is eligible to make After-Tax Savings Contributions but has not elected to make such contributions, he or she will nevertheless be taken into account as having made zero After-Tax Savings Contributions.

      The Employer may take into account and include as Contribution Percentage Amounts, Qualified Non-elective Contributions under this Plan or any other plan of the Employer, as provided by this section and the regulations for the Plan Year to the extent that, under Section 5.6(b), such contributions are not used in determining the Participant's Deferral Percentage. The Employer may also elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

The Employer may also elect to use Qualified Matching Contributions in the Contribution Percentage Amounts to the extent that, under Section 5.6(c), such contributions are not used in determining the Participant's Deferral Percentage.

6.8   SPECIAL RULES:

      (a) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

      (b) The Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, will be determined as if the total of such Contribution Percentage Amounts were made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

      In addition, if the Employer's Plan meets the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans meet the requirements of such sections of the Code only if aggregated with this Plan, then the Contribution Percentage of a Participant will be determined by treating all such plans as a single plan. Any adjustments to the NHCE ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year and use the same ACP testing method.

      (c) The Plan Administrator will monitor and adjust Participants' Contribution Percentages to insure compliance with the requirements of Section
6.6. Such monitoring and adjustments will be accomplished under procedures similar to those specified in the first paragraph of Section 5.7.

      (c) (i) If necessary, the Plan Administrator will reduce Contribution Percentage Amounts in the following order: (A) After-Tax Savings Contributions for which there is no related Employer Matching Contribution; (B) After-Tax Savings Contributions for which there is a related Employer Matching Contribution; (C) 401(k) Savings Contributions for which there is no related Employer Matching Contribution; (D) Qualified Non-elective Contributions; (E) 401(k) Savings Contributions for which there is a related Matching Contribution; and (F) Employer Matching Contributions.

            (ii) Excess Aggregate Contributions. Notwithstanding any other provision of this plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly

      Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution off any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

            Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss for the Plan Year in which such contributions were made. Income or loss allocable to the period between the end of the Plan Year and the date of distribution will be disregarded in determining income or loss.

            Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions allocated to a Participant shall be distributed on a pro-rata basis from the participant's After-Tax Savings Contribution Account, Matching Contribution Account, and Qualified Matching Contribution Account (and, if applicable, the participant's Qualified Non-elective Contribution account or Elective Deferral Account, or both).

      (d) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Combined Limit, then the ACP or ADP, as determined in the sole discretion of the Plan Administrator, of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee with the highest dollar amount of

401(k) Savings Contributions and/or Contribution Percentage Amounts) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution and/or an Excess Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees or such other limitations pursuant to regulations under the Code.

      (e) For purposes of determining the Contribution Percentage test, Employee After-Tax Savings Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

      (f) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (g) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is in a Non-highly Compensated Employee if he or she does not meet the definition of Highly Compensated Employee in effect for that Plan Year.

6.9   ADDITIONAL LIMITS FOR PLANS SUBJECT TO BOTH 401(k) AND 401(m) LIMITS:

      (a) Applicability of this Section. This section will apply if this Plan (or any other plan which is aggregated with this plan under applicable regulations) provides for both 401(k)

Savings Contributions and either After-Tax Savings Contributions or Employer Matching Contributions) (or both) on behalf of any Highly Compensated Employee. If so, the limitations specified in subsection (b) below will apply in addition to the limitations set forth in Sections 5.6 and 6.6.

      (b)   Combined Limit.  The sum of the HCE ADP under Sections 5.6 and
5.7 and the HCE ACP under Sections 6.6 and 6.7 cannot exceed the sum of the following:
            (i) 125 percent of the NHCE ADP (under Sections 5.6 and 5.7) for the prior Plan Year or the NHCE ACP (under Sections 6.6 and 6.7) for the prior Plan Year; and

            (ii) two percentage points more than such NHCE ADP or such NHCE ACP, whichever is not used in (i), but in no event more than twice such smaller amount. If the Employer has elected in the Adoption Agreement to use the Current Year Testing method, then, in calculating the Combined Limit for a particular plan year, the NHCE ADP or NHCE ACP for that Plan Year, instead of for the prior Plan Year, is used.

      (c) Correction of Violation. If the sum of the HCE ADP and the HCE ACP exceed the limit specified in subsection (b), the Employer will reduce the Contribution Percentages and/or Deferral Percentages of Participants who are Highly Compensated Employees, in accordance with Section 6.8(c) and Section 5.7, to the extent necessary to meet subsection (b). Subject to the multiple use rules of Section 6.8(d), the Employer may limit the Participants affected by such reductions to those Participants who are subject to both the 401(k) limits and the 401(m) limits. If any other plan maintained by the Employer is also taken into account in applying the limits specified in this section, the Employer may designate the Plan, which will, be involved in correcting any violation of the limits.

6.10 ACP TEST SAFE HARBOR: If the Employer has elected the Safe Harbor Rules in the Adoption Agreement and the provisions of Section 5.10 apply, then except to the extent After-Tax Savings Contributions are made to the Plan during the Plan Year, the provisions of this Section 6.10 shall apply for the Plan Year and the provisions of Sections 6.6, 6.7, 6.8 and 6.9 shall not apply.

      (a) ACP Test Safe Harbor Matching Contributions. In addition to the ADP Test Safe Harbor Contributions described in Section 5.10(d), the Employer will make the ACP Test Safe Harbor Matching Contributions, if any, indicated in the Adoption Agreement for the Matching Period.

      (b) ACP Test Safe Harbor Matching Contributions will be vested as indicated in the Adoption Agreement, but, in any event, such contributions shall be fully vested at Normal Retirement Date, Early Retirement Date, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions. Forfeiture of nonvested ACP Test Safe Harbor Matching Contributions will be used to reduce the Employer's ACP Test Safe Harbor Matching Contributions.

    ARTICLE 7: ROLLOVERS, TRANSFERS AND DEDUCTIBLE EMPLOYEE CONTRIBUTIONS

7.1   ROLLOVER CONTRIBUTIONS:

      (a) With the approval of the Plan Administrator, an Employee may make a Rollover Contribution to the Plan in an amount which constitutes (i) an eligible rollover distribution (as defined in Section 402(c)(4) or Section 403(a)(4) of the Code) or (ii) a rollover contribution (as defined in Section 408(d)(3) of the Code). Any amounts rolled over to this Plan from an individual retirement account or annuity must consist solely of amounts originally transferred to such account or annuity from another qualified plan and may not include any nondeductible contributions by the Employee to such account or annuity.

      (b) The Employer, the Plan Administrator and the Trustee have no responsibility for determining the propriety of, proper amount or time of, or status as a tax free transaction of any transfer under subsection (a) above.

      (c) If an Employee who is not yet a Participant makes a transfer under subsection (a) above, he or she will be considered to be a Participant with respect to administering such transferred amount only. He or she will not be a Participant for any other purpose of the plan until he or she completes the requirements for participation under Article 4. If loans are permitted under the Adoption Agreement for Participants, such an Employee may take loans secured by his or her rollover contribution account.

      (d) Notwithstanding any provision in this Plan to the contrary, if the Plan accepts an invalid rollover contribution, the contribution will be treated as a valid rollover contribution if (i) at the time the Plan Administrator accepted the rollover contribution from the Employee, the Plan Administrator reasonably concluded that such contribution was a valid rollover contribution and (ii) the Plan Administrator subsequently determines that such contribution was an invalid rollover contribution, the amount of the invalid rollover contribution, plus any earnings thereon, are distributed to the Employee within a reasonable time after such determination. For purposes of this subsection (d), a "valid rollover contribution" is a contribution that is accepted by the Plan as a rollover within the meaning of Treasury Regulation Section 1.402(c)-2, Q&A-1 or as a rollover contribution within the meaning of section 408(d)(3) of the Code and that satisfies the requirements of Section 401(a)(31), 402(c), or 408(d)(3) of the Code for treatment as a rollover or a rollover contribution. An "invalid rollover contribution" is an amount that is accepted by the Plan as a rollover within the meaning of Treasury Regulation Section 1.402(c)-2, Q&A-1 (or as a rollover contribution within the meaning of section 408(d)(3)(A)(ii) of the
Code) but that is not an eligible rollover distribution from a qualified plan (or an amount described in section 408(d)(3)(A)(ii) of the Code) or that does not satisfy the other requirements of section 401(a)(31), 402(c), or 408(d)(3) for treatment as a rollover or a rollover contribution. (f) The Plan Administrator will maintain a Rollover Account in the name of each Employee who makes a rollover contribution under this section, and will credit such rollover to his or her Rollover Account as soon as practicable after receipt thereof by the Trustee. An Employee's Rollover Account and all amounts credited thereto (including earnings) will be fully vested and nonforfeitable at all times.

7.2   TRANSFERS:

(a) Definitions. The following definitions apply for purposes of this Section and Section 18.2:

            (1) "Distribution Elective Transfer" shall mean the transfer of a Participant's vested account balance from another qualified plan into this Plan if the following requirements are satisfied:

                  (i) the transfer occurs at a time when the Participant is
            eligible, under the terms of the plan from which the benefits are transferred, to receive an immediate distribution of his or her account balance under such plan;

                  (ii) for a transfer occurring on or after January 1, 2002, the transfer occurs at a time at which the Participant is not eligible to receive an immediate distribution of the Participant's vested account balance in the form of a single sum that would consist entirely of an eligible rollover distribution, within the meaning of Code Section 401(a)(31)(C);

                  (iii) the plan from which the benefits are transferred
            provides that the transfer is conditioned upon a voluntary, fully-informed election by the Participant to transfer the Participant's vested account balance to the other qualified plan; provided that the Participant is offered the opportunity to retain the Participant's account balance under such plan, unless such plan is terminating, in which case the Participant is eligible to receive any optional form of distribution under such plan;

                  (iv) the Participant is fully vested under this Plan in the transferred benefit; and

                  (v) the amount of the benefit transferred, together with the amount of any contemporaneous direct rollover to the Plan, equals the Participant's vested account balance under the transferor plan.

            (2) "Elective Plan Transfer" shall mean the transfer of a Participant's entire account balance from another qualified defined contribution plan into this Plan if the following requirements are satisfied:

                  (i) the transfer occurs in connection with (A) an asset or stock acquisition, merger, or other similar transaction involving a change in employer of the employees of a trade or business; or (B) the Participant's change in employment status to an employment status with respect to which the Participant is not entitled to additional allocations under the transferor plan;

                  (ii) the plan from which the benefits are transferred provides that the transfer is conditioned upon a voluntary, fully-informed election by the Participant to transfer the Participant's entire account balance to the other qualified plan; provided that the Participant is offered the opportunity to retain the Participant's account balance under such plan, unless such plan is terminating, in which case the Participant is eligible to receive any optional form of distribution under such plan; and

                  (iii) if this Plan is a 401(k) plan, the transferor plan is also a 401(k) plan, a profit-sharing plan or stock bonus plan (other than an ESOP); if this Plan is a money purchase plan, the transferor plan is a money purchase plan, a profit sharing plan without a cash or deferred arrangement or a stock bonus plan (other than an ESOP); and if this Plan is a profit-sharing plan, the transferor plan is a profit sharing plan without a cash or deferred arrangement or a stock bonus plan (other than an ESOP).

            (3) "Plan to Plan Transfer" shall mean the transfer of a Participant's vested account balance from another qualified plan in connection with a merger, consolidation or spinoff of plan assets described in Section 414(l) of the Code.

      (b) With the approval of the Plan Administrator, an Employee may cause any amount to be transferred directly to the Trustee of this Plan from the trustee or custodian of a qualified plan or annuity or individual retirement account or annuity in a Distribution Elective Transfer, an Elective Plan Transfer or a Plan to Plan Transfer.

      (c) If an Employee who is not yet a Participant makes a Distribution Elective Transfer, an Elective Plan Transfer or a Plan to Plan Transfer under subsection (b) above, he or she will be considered to be a Participant with respect to administering such transferred amount only. He or she will not be a Participant for any other purpose of the plan until he or she completes the requirements for participation under Article 4. If loans are permitted under the Adoption Agreement for Participants, such an Employee may take loans secured by his or her transfer account.

      (d) The Plan Administrator will maintain any Distribution Elective Transfers and Elective Plan Transfers as part of a Participant's Rollover Account, and will credit such Distribution Elective Transfer or Elective Plan Transfer to his or her Rollover Account as soon as practicable after receipt thereof by the Trustee. The Plan Administrator will maintain a Transfer Account in the name of each Employee on whose behalf a Plan to Plan Transfer is made under this section, and will credit such transferred amount to his or her Transfer Account as soon as practicable after receipt thereof by the Trustee. In the case of a Plan to Plan Transfer, amounts consisting of the following will be separately accounted for: employer contributions to a defined benefit or money purchase plan, employer contributions to a profit-sharing or 401(k) plan, employee 401(k) savings contributions, after-tax employee contributions, and qualified voluntary employee contributions. The employer sponsoring the transferor plan will be responsible for providing the Plan Administrator with records that will reflect such amounts separately. An Employee's Rollover Account and all amounts credited thereto (including earnings) will be fully vested and nonforfeitable at all times. An Employee's Transfer Account and all amounts credited thereto (including earnings) will be fully vested and nonforfeitable at all times.

7.3   QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS:

      (a) The provisions of this section apply if the Employer's execution of the Adoption Agreement constitutes the amendment and restatement of an existing qualified plan under which participants made Qualified Voluntary Employee Contributions for taxable years before 1987.

      (b) Any such Qualified Voluntary Employee Contributions by a Participant will be held in a separate subaccount for such Participant within his Rollover Account which will be fully vested and nonforfeitable at all times.

      (c) No part of a Participant's Qualified Voluntary Employee Contributions Account will be used to purchase life insurance or will be taken into account in determining the Participant's eligibility for or the amount of any loan hereunder to the Participant.

7.4   WITHDRAWALS:

      (a) Amounts. Unless the Adoption Agreement otherwise provides, a Participant may upon reasonable advance notice to the Plan Administrator withdraw all or any portion of his or her Rollover Account or Qualified Voluntary Employee Contributions subaccount. Unless such withdrawals are not permitted under the Adoption Agreement, an Employee who is not yet a Participant and has made a rollover contribution may withdraw all or any portion of his or her Rollover Account. The Plan Administrator may establish reasonable minimum withdrawal amounts.

      Notwithstanding the preceding paragraph, amounts separately accounted for under a Transfer Account will be subject to restrictions on withdrawal as follows (unless the plan from which such amounts were transferred imposes more or less restrictive conditions upon in-service withdrawals): employer contributions to a defined benefit or money purchase plan are not available for in-service withdrawal; employee 401(k) savings contributions are available for in-service withdrawal only under Section 12.3; employer contributions to a 401(k) plan which were used in determining the deferral percentages of participants are not available for in-service withdrawal; other employer contributions to a profit-sharing plan, after-tax employee contributions (however, after-tax employee contributions on which employer matching contributions were made shall be subject to a minimum 6-month suspension) and qualified voluntary employee contributions are available for in-service withdrawal.

      (b) Payment. Any withdrawal under this section will be paid to the Participant as soon as practicable after the valuation date following the date the Plan Administrator receives the Participant's withdrawal request, including a form or an electronic communication; however, the Plan Administrator may approve an earlier payment of all or some of the amount to be withdrawn if such earlier payment would not be detrimental to the interests of the other Participants. Unless limited by the investment vehicle, the investments to be liquidated to pay such withdrawal to the Participant will be liquidated pro rata from the Participant's accounts. However, if the Participant's account is invested in the self-directed brokerage account option, then the self-directed brokerage account is not subject to proration and will be the last investment vehicle to be liquidated.

            ARTICLE 8: EMPLOYER CONTRIBUTIONS; AMOUNT AND ALLOCATION

8.1         AMOUNT OF EMPLOYER CONTRIBUTION:

            (a) For each Plan Year that the Plan is in effect, the Employer will contribute the amount (if any) determined according to the provisions of this article. If, due to miscalculation or error, the Employer's contribution exceeds the amount prescribed or determined by the Employer, such excess may, at the election of the Employer, be treated as a contribution for the succeeding Plan Year or years.

            (b) Except as otherwise provided under this Plan, the Employer's contribution may be paid in a single sum or installments, but the total amount will be paid to the Trustee not later than the time (including extensions thereof) prescribed by law for filing the Employer's federal income tax return for its taxable year beginning with or within the Plan Year.

8.2 PROFIT-SHARING PLANS: If the Employer's plan is a profit-sharing plan, the following provisions will apply:

            (a) Amount. Unless specified otherwise in the adoption agreement, for each Plan Year the Employer will contribute whatever amount (if any) the Employer determines in its discretion. The Employer will not be obligated to contribute any particular amount in a Plan Year or to make any contribution at all in any particular Plan Year. However, if in the Adoption Agreement the Employer elected a formula for determining the contribution for a Plan Year, the Employer will contribute the amount determined under such formula. Such a formula may include the contribution of a flat dollar amount to the account of each Participant who is eligible to share in the allocation of the Employer's contribution. If in the Adoption Agreement, the Employer elected to make a minimum contribution, the Employer will contribute the amount of such minimum contribution.

            For each Contribution Period the Employer will contribute an amount which will equal the contribution the Employer determined to make for all Participants entitled to receive an allocation for such period in the Metropolitan Life Insurance Company Adoption Agreement.

            Unless otherwise elected in the Adoption Agreement, the Contribution Period shall be the Plan Year. The Employer may elect in the Adoption Agreement a Contribution Period shorter than the Plan Year. Employer contributions for a Contribution Period will be transferred to the Trustee within a reasonable time after the end of such period. However, the total amount of the Employer's contributions for a Plan Year will be paid to the Trustee by the time specified in Section 8.1(b).

            (b) Source of Contributions. Unless the Metropolitan Life Insurance Company Adoption Agreement provides otherwise, the Employer's contribution for any year will not be limited to the Employer's net profits for such year or its accumulated earnings.

            (c) Persons Entitled to Share in Contributions. The persons entitled to share in any Employer contributions for a Plan Year are described in Section 8.6.

            (d) Crediting Employer Contributions: Allocation Formula. Any Employer contributions for a Plan Year will be credited to the Employer Contributions Accounts of each person entitled to share therein (determined under Section 8.5) in accordance with Section 8.6.

            (e) Forfeitures. Forfeitures will be disposed of in accordance with the Employer's election under the Adoption Agreement. Subject to Section 11.4, forfeitures will be released as soon as practicable following the Participant's separation from service.

            (f) Employer Contributions Account. The Plan Administrator will maintain a separate Employer Contributions Account for each participant. Employer contributions allocated to a Participant will be credited to his or her Employer Contributions Account. No forfeitures will occur solely as a result of an Employee's withdrawal of employee contributions.

            (g) Make-up Contributions. Following reemployment of a Participant after a Military Absence, the Employer shall make an Employer Contribution ("Employer Make-Up Contribution") in the amount, unadjusted by earnings and forfeitures, that the Employer would have been permitted to make under subsection (a) during the period of Military Absence if such Participant had continued to be employed by and received compensation from the Employer during such period, subject to the limitation of Article 13 in effect during each year of such Participant's Military Absence to which such contribution relates. For purposes of the preceding sentence, a Participant will be treated as having received Plan Compensation during the period of Military Absence equal to (i) the Plan Compensation such Participant would have received during such period if he or she had not taken a Military Absence, determined based on the rate of pay the Participant would have received from the Employer but for the Military Absence, or (ii) if the Plan Compensation the participant would have received during such period was not reasonably certain, the Participant's average compensation during the 12-month period immediately preceding the Military Absence or, if shorter, the period of employment immediately preceding the Military Absence. Notwithstanding any provision in this plan to the contrary, Employer Make-Up Contributions shall not be subject to the limitations of
Article 13 in the year such contributions are made and shall not be taken into account, during either the year in which such contributions were made or the years to which such contributions relate during the period of Military Absence, for purposes of applying Sections 5.6, 6.6 or 6.9 or the provisions of Article 14.

            (h) Supplemental Profit Sharing Contributions. If in the Metropolitan Life Insurance Company Adoption Agreement the Employer elects profit sharing contributions or supplemental contributions, the Employer may make such contributions. Such contributions (if any) are in addition to any matching contributions the employer makes. Such contributions will be allocated to separate Employer Profit Sharing Contributions Accounts on behalf of Participants in accordance with the Adoption Agreement and Section 8.2, except that any forfeitures from such accounts will be applied in accordance with subsection (c) above instead of Section 8.2(e).

8.3 MONEY PURCHASE PENSION PLANS: If the Employer's Plan is a money purchase pension plan, the following provisions will apply:

            (a) Amount. For each Contribution Period the Employer will contribute an amount which will equal the contribution required for all Participants entitled to receive an allocation for such period under the contribution formula elected by the Employer in the Metropolitan Life Insurance Company Adoption Agreement.

            Unless otherwise elected in the Adoption Agreement, the Contribution Period shall be the Plan Year. The Employer may elect in the Adoption Agreement a Contribution Period shorter than the Plan Year. Employer contributions for a Contribution Period will be transferred to the Trustee within a reasonable time after the end of such period. However, the total amount of the Employer's contributions for a Plan Year will be paid to the Trustee by the time specified in Section 8.1(b).

            (b) Persons Entitled to Share in Contributions. The persons entitled to receive an allocation of Employer contributions for a Contribution Period are described in Section 8.5. However, if the Adoption Agreement provides for a Contribution Period more frequent than the plan year, a participant may be required to have completed a minimum period of service and/or be an Employee on the last day of a Contribution Period (or to have left employment during such period because of retirement, death or disability) in order to receive an Employer contribution for such period.

            (c) Crediting Employer Contributions: Allocation Formula. Employer contributions for a Contribution Period will be credited to the Employer Contributions Accounts of each person entitled to share therein (determined under Section 8.5) in accordance with the allocation formula selected in Section 8.6.

            (d) Forfeitures. Any forfeitures occurring during a Contribution Period will be disposed of in accordance with the Employer's election under the Adoption Agreement. No forfeitures will occur solely as a result of an Employee's withdrawal of After-Tax Savings Contributions. Subject to section 11.4, forfeitures will be released as soon as practicable following the Participant's separation from service.

            (e) Employer Contributions Account. The Plan Administrator will maintain a separate Employer Contributions Account for each Participant. Employer contributions allocated to a Participant will be credited to his or her Employer Contributions Account.

            (f) Make-up Contributions. Following reemployment of a Participant after a Military Absence, the Employer shall make an Employer Contribution ("Employer Make-Up Contribution") in the amount, unadjusted by earnings and forfeitures, that the Employer would have been permitted to make under subsection (a) during the period of Military Absence if such Participant had continued to be employed by and received Plan Compensation from the Employer during such period, subject to the limitation of Article 13 in effect during each year of such Participant's Military Absence to which such contribution relates. For purposes of the preceding sentence, a Participant will be treated as having received Plan Compensation during the period of

Military Absence equal to (i) the Plan Compensation such Participant would have received during such period if he or she had not taken a Military Absence, determined based on the rate of pay the participant would have received from the Employer but for the Military Absence, or (ii) if the Plan Compensation the Participant would have received during such period was not reasonably certain, the Participant's average compensation during the 12-month period immediately preceding the Military Absence or, if shorter, the period of employment immediately preceding the Military Absence. Notwithstanding any provision in this Plan to the contrary, Employer Make-Up Contributions shall not be subject to the limitations of Article 13 in the year such contributions are made and shall not be taken into account, during either the year in which such contributions were made or the years to which such contributions relate during the period of Military Absence, for purposes of applying Sections 5.6, 6.6 or
6.9 or the provisions of Article 14.

8.4         EMPLOYER MATCHING CONTRIBUTIONS:

            (a) Matching Contributions. Matching Contribution shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an After-Tax Savings Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

            (b) Allocation Period. The Employer will select the Matching Period, which will be the Plan Year, unless, in the Adoption Agreement, the Employer selects a period shorter than the Plan Year, such as each pay period, month, three months (quarterly), or six months (semi-annually). For each Matching Period the employer will make a Matching Contribution on behalf of each Participant who made 401(k) Savings Contributions and/or After-Tax Savings Contributions during such Matching Period. However, if the Adoption Agreement so provides, a

Participant will be required to have completed a minimum period of service (not to exceed 1,000 hours) and/or be an Employee on the last day of a Matching Period (or to have left employment during such period because of retirement, death or disability or to be absent from employment on the last day of a Matching Period as a result of a Family Medical Absence) in order to receive an Employer Matching Contribution for such period. In the case of a short Plan Year, the minimum period of service will be prorated by multiplying the minimum number of hours by a fraction, the numerator of which is the number of months of the short Plan Year and the denominator of which is 12.

            (c) Annual Matching Contribution. Notwithstanding the Matching Period elected by the Employer in the Adoption Agreement, the Employer may make, in its absolute discretion, an additional Matching Contribution for the Plan Year in an amount to be determined under this paragraph ("Annual Matching Contribution"), unless the Employer has elected, in the Adoption Agreement, not to make an Annual Matching Contribution. The Annual Matching Contribution shall be allocated solely to the accounts of those Participants who made matchable Savings Contributions at any time during the Plan Year, but either did not make Matchable Savings Contributions during the entire Plan Year or made Matchable Savings Contributions as a percentage of Plan Compensation which was lower than the maximum percentage of Plan Compensation for which Matching Contributions could be made at any point during the Plan Year. The Annual Matching Contribution shall be based on an Annual Matching Period. The amount of the Annual Matching Contribution shall be equal to (i) the maximum percentage of Plan Compensation for which Matching Contributions that could be made during the Plan Year, based on the rate of Matchable Savings Contributions, expressed as an annualized percentage of Plan Compensation Minus (ii) the actual amount of Matching Contributions made on behalf of such Participant during the Plan Year. An Annual Matching Contributions shall be based on less than the entire Plan Year in the case for Participants (iii) who separated from service or (iv) whose Plan Compensation reaches the limitation of
Section 401(a)(17) of the Code during the Plan Year.

            (d) Limitations on Matching Contributions.

                        Matching contributions will be limited as follows: (1) Matching Contributions on behalf of Participants who are Highly Compensated Employees will be made only to the extent that such contributions do not cause the average of the Deferral Percentages or the Contribution Percentages of such Participants to exceed the limits provided under Section 5.6 or 6.6 (whichever may be applicable); and (2) the Employer will not make an Annual Matching Contribution with respect to any 401(k) Savings Contributions or After-Tax Savings Contributions that are distributed to the Participant under Section 5.8 or Section 6.8, or with respect to any 401(k) Savings Contributions that are recharacterized as After-Tax Savings Contributions under Section 5.8 (unless under the terms of the Employer's Plan such After-Tax Savings Contributions would also be matched). (3) For Plan Years beginning prior to January 1, 1998, if the Employer is a partnership or is treated as a partnership under the Code, the Employer may elect in the Adoption Agreement not to allocate Matching Contributions to partners or stockholders (in the case of an entity treated under the Code as a partnership). If the Employer is a partnership or is treated as a partnership under the Code and the Employer elects to allocate Matching Contributions to partners or stockholders, all Matching Contributions are required to be 100% vested at all times and those Matching Contributions allocable to partners or shareholders are subject to the withdrawal limitations of Section 12.3.

            (e) Discretionary Matching Contribution Allocation Formulas. If the Employer has selected a discretionary Matching Contribution formula in the Adoption Agreement, such contributions shall be allocated under one or more of the following methods, unless the Employer has elected in the Adoption Agreement to restrict the allocation method to one of the following:

                        (1) each eligible Participant shall receive an equal
            allocation as a percentage of the Participant's Matchable Savings Contributions during such Plan Year or Matching Period;

                        (2) each eligible Participant who is a Non-highly
            Compensated Employee shall receive an equal allocation as a percentage of such Participant's Matchable Savings Contributions during such Plan Year or Matching Period, and each eligible Participant who is a Highly Compensated Employee shall receive an equal allocation as a percentage of such Participant's Matchable Savings Contributions during such Plan Year or Matching Period, provided that the percentage of Matchable Savings Contributions allocated to the eligible Participants who are Non-Highly Compensated Employees is greater than the percentage of Matchable Savings Contributions allocated to the eligible participants who are Highly Compensated Employees.

                        (3) such contributions will be allocated solely among
            the eligible Participants who are Non-highly Compensated Employees as an equal percentage of such Participant's Matchable Savings Contributions during such Plan Year or Matching Period;

                        (4) two or more salary ranges will be established such
            that the Employer Matching Contribution as a percentage of Plan Compensation which is allocated to the Participants in the lowest salary range is the greatest and the allocation of Employer Matching Contributions as a percentage of Plan Compensation decreases as the salary ranges increase;

                        (5) two or more rates of Matching Contributions based on
            the percentage of Matchable Savings Contributions to Plan Compensation will be established such that the Participants making the lowest level of Matchable Savings Contributions, as a percentage of Plan Compensation, receive the greatest rate of Matching Contribution, and the rate of Matching Contributions, decreases as the Matchable Savings Contributions increase;

                                    (6) A flat dollar amount established by the
                        Employer. The employer may limit such discretionary Matching Contributions to a specified percentage of each Participant's Matchable Savings Contributions, to a specified percentage of each Participant's Plan Compensation or to a specified dollar amount.

            (f) Time for Remitting Matching Contributions. Matching Contributions for a Matching Period will be transferred to the Trustee within a reasonable time after the end of such period. However, the total amount of the Employer's Matching Contributions for a Plan Year will be paid to the Trustee by the time specified in Section 8.1(b).

            (g) Matching Contributions Account. The Plan Administrator will maintain a Matching Contributions Account for each Participant for whom the Employer makes a Matching Contribution. Matching Contributions on behalf of the Participant for a Matching Period will be credited to his or her Matching Contributions Account.

            (h) Use of Forfeitures. Forfeitures occurring during a Matching Period will be applied according to the method specified in the Adoption Agreement.

            (i) Source of Contributions. Unless specified otherwise in the Adoption Agreement, the Employer will make the Matching Contributions required under this section regardless of whether the Employer has current or accumulated profits.

            (j) Matching Make-up Contributions. If a Participant has elected to make After-Tax Savings Make-Up Contributions pursuant to Section 6.2(b) and/or 401(k) Savings Make-Up Contributions pursuant to Section 5.2(e), following reemployment after a Military Absence, the Employer shall make a Matching Contribution ("Matching Make-Up Contribution") in the amount, unadjusted by earnings and forfeitures, that the Employer would have been permitted to make under subsection (a) during the period of Military Absence if such Participant had continued to be employed by and received Plan Compensation from the Employer during such period, subject to the limitation of Article 13 in effect during each year of such Participant's Military Absence to which such Matching Contribution relates. For purposes of the preceding sentence, a Participant will be treated as having received Plan Compensation during the period of Military Absence equal to (i) the Plan Compensation such Participant would have received during such period if he or she had not taken a Military Absence, determined based on the rate of pay the Participant would have received from the Employer but for the Military Absence, or (ii) if the Plan Compensation the Participant would have received during such period was not reasonably certain, the Participant's average compensation during the 12-month period immediately preceding the Military Absence or, if shorter, the period of employment immediately preceding the Military Absence.

            Notwithstanding any provision in this plan to the contrary, Matching Make-Up Contributions shall not be subject to the limitations of Article 13 in the year such contributions are made and shall not be taken into account, during either the year in which such contributions were made or the years to which such contributions relate during the period of Military Absence, for purposes of applying Sections 5.6, 6.6 or 6.9 or the provisions of Article 14.

            The Employer shall make Matching Make-Up Contributions during the same period in which the Participant makes After-Tax Savings Make-Up Contributions and/or 401(k) Savings Make-Up Contributions.

8.5         PERSONS ENTITLED TO SHARE IN ALLOCATIONS:

            (a) Application of this Section. The rules in this section will determine which persons are entitled to an allocation of Employer Contributions for a Plan Year under a profit-sharing or a money purchase pension plan or of Employer Supplemental Profit-Sharing Contributions under a 401(k) plan. See
Section 8.4 for entitlement to an Employer Matching Contribution.

            (b) Last Day of Contribution Period Rule. If provided in the Adoption Agreement, a person will not be entitled to an allocation of Employer Contributions unless he or she was still an active employee on the last day of the Contribution Period.

            (c) Year of Service Rule. If provided in the Adoption Agreement, a person will not be entitled to an allocation of Employer Contributions unless during such Plan Year he or she completed at least 1,000 Hours of Service (or such smaller number of Hours of Service as is specified in the Adoption Agreement for a Year of Service). In the case of a person who first became an Employee during a Plan Year, the number of Hours of Service required will be prorated based on the date when he or she became an Employee. In the case of a Short Plan Year, the minimum period of service will be prorated by multiplying the minimum number of hours of service by a fraction, the numerator of which is the number of months of the short plan year and the denominator of which is 12.

            (d) Last Day of Contribution Period and Year of Service. If provided in the Adoption Agreement, a person will not be entitled to an allocation of Employer Contributions unless he or she satisfies the requirements of subsections (b) and (c) as of the end of the Contribution Period.

            (e) Exception. The requirements of subsections (b), (c) and (d) above will not apply to a person who terminated employment with the Employer during the Plan Year because of retirement, death or disability. The requirements of subsection (b) and that portion of subsection (d) (but only to the extent it refers to subsection (b)) will not apply to a person who is not actively employed with the Employer on the last day of the Contribution Period due to a Family Medical Absence.

            (f) Standardized Plans. Notwithstanding the above, a Participant must be employed by the Employer on the last day of the Plan Year or must have completed more than 500 Hours of Service during the Plan Year to share in the allocation of money purchases profit sharing or matching contributions, unless the Employer has elected in the Adoption Agreement to impose less restrictive conditions for sharing in the allocation of money purchases, profit sharing or matching contributions.

8.6         ALLOCATION RULES:

            (a) Application of this Section. This section governs the allocation of Employer Contributions for a Plan Year under a profit sharing or money purchase pension plan or Employer Supplemental Profit-Sharing Contributions under a 401(k) plan. See Section 8.4(a) for the allocation of Employer Matching Contributions (and any forfeitures used to reduce Employer Matching Contributions).

            As used in this section, the term Participant includes any person entitled to share in the allocation of Employer Contributions (and/or forfeitures) for the Plan Year.

            (b) Non-Integrated Formula. If in the Adoption Agreement the Employer elected a non-integrated formula, Employer Contributions will be allocated so that each Participant who is entitled to receive an allocation of the employer's contribution receives an equal contribution as either a percentage of his or her Plan Compensation or a flat dollar amount for the Plan Year (Employer Contributions to a profit-sharing plan or Employer Supplemental Profit-Sharing

Contributions to a 401(k) plan), or so that each Participant receives the percentage of his or her Plan Compensation for the Plan Year specified in the Adoption Agreement (money purchase pension plan). However, notwithstanding the above, if selected in the Adoption Agreement, a nonstandardized plan may require a Participant to satisfy the requirements of subsection (b), (c), or (d) of
Section 8.5.

            (c)         Integrated Formula.

                        (1) Notwithstanding any section of the Plan to the
            contrary, this subsection (1) applies to the allocation of Employer Contributions under a profit-sharing plan or Employer Supplemental Profit-Sharing Contributions to a 401(k) plan where the Employer elected an Integrated Formula in the Adoption Agreement. However, the Integrated Formula shall not be taken into account with respect to 401(k) Savings Contributions. Employer Contributions for the Plan Year plus any forfeitures will be allocated to a Participant's account as follows:

                        (A) Solely for Plan Years in which this Plan is a
            Top-Heavy Plan, as follows:

                        Step One: Contributions and forfeitures will be
            allocated to each Participant's account in the ratio that each Participant's Plan Compensation bears to all Participants' total Plan Compensation, but not in excess of 3% of each Participant's Plan Compensation.

                        Step Two: Any contributions and forfeitures remaining
            after the allocation in Step One will be allocated to each Participant's account in the ratio that each participant's Plan Compensation for the Plan Year in excess of the Integration Level bears to the Excess Compensation of all Participants but not in excess of 3% of each Participant's Excess Compensation. For purposes of this Step Two, in the case of any Participant who has exceeded the Cumulative Permitted Disparity limit described below, such Participant's Plan Compensation for the Plan Year will be taken into account.

                        Step Three: Any contributions and forfeitures remaining
            after the allocation in Step Two will be allocated to each Participant's account in the ratio that the sum of each participant's Plan Compensation and Excess Compensation bears to the sum of all Participants Plan Compensation and Excess Compensation, but not in excess of the Profit-Sharing Maximum Disparity Rate. For purposes of this Step Three, in the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit described below, two times such Participant's Plan Compensation for the Plan Year will be taken into account.

                        Step Four: Any remaining Employer Contributions or
            forfeitures will be allocated to each Participant's Account in the ratio that each Participant's Plan Compensation for the Plan Year bears to all Participants' Plan Compensation for that year.

                        Except as otherwise provided in the Adoption Agreement,
            the Profit-Sharing Maximum Disparity Rate will be equal to 2.7%. If the Adoption Agreement so provides, the Profit-Sharing Maximum Disparity Rate will be equal to the lesser of:

                        (A) 2.7%; or

                        (B) the applicable percentage determined in accordance
            with the table below:

           If the integration                                                                       the applicable
           level is more than                           but not more than                           percentage is:
           ------------------                           -----------------                           --------------
                    $0                                         X*                                       2.7%
                    X*                                     80% of TWB                                   1.3%
                    80% of TWB                                 Y**                                      2.4%

*X = the greater of $ 10,000 or 20 percent of the TWB

**Y = any amount more than 80% of the TWB but less than 100% of the TWB.

TWB = the Social Security Taxable Wage Base.

                        (B) For Plan Years in which this Plan is not a Top-Heavy
            Plan, as follows:

            Step One: Contributions and forfeitures will be allocated to each Participant's account in the ratio that the sum of each Participant's Plan Compensation and Excess Compensation bears to the sum of all Participants' Plan Compensation and Excess Compensation, but not in excess of the Profit Sharing Maximum Disparity Rate. In the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit described below, two times such Participant's Plan Compensation for the Plan Year will be taken into account. Step Two: Any remaining Employer Contributions or forfeitures will be allocated to each Participant's Account in the ratio that each Participant's Plan Compensation for the Plan Year bears to all Participants' Plan Compensation for that year.

                        Except as otherwise provided in the Adoption Agreement,
            the Profit Sharing Maximum Disparity Rate is 5.7%. If the Adoption Agreement so provides, the Profit Sharing Maximum Disparity Rate will be equal to the lesser of:

                        (A) 5.7%; or

                        (B) the applicable percentage determined in accordance
            with the table below:

           If the integration                                                  the applicable
           level is more than                 but not more than                percentage is:
           ------------------                 -----------------                --------------
                   $0                                X*                             5.7%
                   X*                            80% of TWB                         4.3%
               80% of TWB                            Y**                            5.4%

*X = the greater of $ 10,000 or 20 percent of the TWB

**Y = any amount more than 80% of the TWB but less than 100% of the TWB.

TWB = the Social Security Taxable Wage Base.

                        (2) This subsection (2) applies to the allocation of
            Employer Contributions under a money purchase pension plan where the Employer elected an Integrated Formula in the Adoption Agreement. Such allocations will be performed so that each Participant receives the percentage of his or her Plan Compensation for the Plan Year specified in the Adoption Agreement (the "Base Contribution Percentage"), plus a percentage not to exceed the lesser of the Base Contribution Percentage or the Money Purchase Maximum Disparity Rate of such Participant's Plan Compensation in excess of the Integration Level.

                        Except as otherwise provided in the Adoption Agreement,
            the Money Purchase Maximum Disparity Rate is 5.7%. If the Adoption Agreement so provides, the Money Purchase Maximum Disparity Rate will be equal to the lesser of:

                        (A) 5.7%; or

                        (B) the applicable percentage determined in accordance
            with the table below:

           If the integration                                                  the applicable
           level is more than                 but not more than                percentage is:
           ------------------                 -----------------                --------------
                  $0                                  X*                             5.7%
                  X*                              80% of TWB                         4.3%
               80% of TWB                             Y**                            5.4%

*X = the greater of $ 10,000 or 20 percent of the TWB

**Y = any amount more than 80% of the TWB but less than 100% of the TWB.

TWB = the Social Security Taxable Wage Base.

                        (3) Unless the Employer elects a lower Maximum Disparity
            Rate in (1) or (2) above, the Integration Level shall be equal to the Taxable Wage Base. The Taxable Wage Base is the contribution and benefit base under section 230 of the Social Security Act as of the beginning of the Plan Year.

                        (iv)        Overall Permitted Disparity Limits.

                                    (A) Annual Overall Permitted Disparity
                        Limit. Notwithstanding the preceding paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), Employer contributions and forfeitures will be allocated to the account of each Participant who either completes more than 500 Hours of Service during the Plan Year or who is employed on the last day of the Plan Year in the ratio that such Participant's total Plan Compensation bears to the total Plan Compensation of all Participants.

                                    (B) Cumulative Permitted Disparity Limit.
                        Effective for Plan Years beginning on or after January 1, 1995, the Cumulative Permitted Disparity Limit for a Participant is 35 total Cumulative Permitted Disparity Years. Total Cumulative Permitted Disparity Years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's

                        Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no Cumulative Permitted Disparity Limit.

            (e) Plan Compensation. For purposes of determining allocations to a Participant's account under this section (and, if applicable, under Section 8.4(c)) Plan Compensation means the Participant's Plan Compensation for the Plan Year under Section 2.22, adjusted as follows:

                        (1) Unless otherwise provided in the Adoption Agreement,
            excluding any Plan Compensation paid to the Participant before he or she became Participant under Section 4.3 or after he or she ceased to be a Participant under Section 4.4.

                        (2) Excluding any Plan Compensation during the Plan Year
            above the cap (if any) specified in the Adoption Agreement.

                        (3) Excluding any items of Plan Compensation specified
            in the Adoption Agreement. However, no items of Plan Compensation will be excluded if the effect of such exclusion would be to use for Plan purposes a higher percentage of the total Plan Compensation of Highly Compensated Employees the percentage of total Plan Compensation used for Plan purposes for Non-Highly Compensated Employees.

                        Notwithstanding subsections (2) and (3) above, no items
            of compensation will be excluded if in the Adoption Agreement the Employer elects an Integrated Formula for allocations to Participants' accounts (provided that the Employer may in the Adoption Agreement elect a dollar cap on compensation which is above the Social Security wage base for such year).

                ARTICLE 9: BENEFITS UPON RETIREMENT OR DISABILITY

9.1         RETIREMENT DATES:

            (a) Normal Retirement Date. A Participant may retire on his or her Normal Retirement date. His or her Normal Retirement Date is his or her 65th birthday unless the Employer specifies another date in the Adoption Agreement; any other date may not be later than his or her 65th birthday or, if later, the 5th anniversary of the first day of the Plan Year in which he or she commenced participation. If a Participant's Normal Retirement Date is the date he or she completes a specified number of Years of Participation, Years of Participation in any predecessor plan will be counted toward meeting the requirement. If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the Participation Commencement Date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988, shall be the earlier of (i) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first plan year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

            (b) Early Retirement Date. If the Employer selects an Early Retirement provision in the Adoption Agreement, a Participant may retire on any date on or after he or she meets the age and service requirements specified in the Adoption Agreement for early retirement. A Participant who terminates his or her employment after having satisfied the service but not the age requirement for early retirement specified in the Adoption Agreement will become eligible to receive early retirement benefits upon satisfaction of the age requirement.

            (c) Late Retirement Date. If a Participant continues in employment after his or her Normal Retirement Date, he or she may continue to make 401(k) Savings Contributions and/or After-Tax Savings Contributions (if applicable in the Employer's Plan) until his or her Later Retirement Date, and he or she will continue to share in Employer Contributions and forfeitures in accordance with the Plan's allocation formula until his or her Late Retirement Date.

9.2         DISABILITY RETIREMENT:

            (a) A Participant will be considered to have retired if he or she leaves the Employer's service because of Total and Permanent Disability. Total and Permanent Disability means a permanent physical or mental impairment which prevents the Participant from engaging in any substantial gainful occupation or employment. The permanence and degree of such impairment shall be supported by medical evidence.

            (b) The Plan Administrator will determine whether a Participant has a Total and Permanent Disability under uniform rules of general application, and the Plan Administrator's determination will be final.

9.3         RETIREMENT BENEFITS:

            (a) A Participant who retires will be fully vested and will receive benefit payments based upon the total amount credited to his or her account. The Participant will receive: (1) in the case of a single sum payment, the total amount credited to his or her accounts at the date the distribution is made; (2) in the case of a profit sharing plan or 401(k) plan, if elected by the Employer in the Adoption Agreement, but only if a Participant elects such optional form of distribution, such total amount will be used to purchase an annuity contract; or (3) if elected by the Employer in the Adoption Agreement, in the case of installment payments, the first such installment will be based on such total amount, and subsequent installments will be based on the total amount credited to the Participant's accounts at the date of each such installment. If the Adoption Agreement so provides, a Participant who has attained the normal or early (but in no event prior to the attainment of age 59 1/2 with respect to 401(k) contributions) retirement age under the Plan may elect to withdraw all or any portion of his or her account balance while still employed by the Employer.

            (b) The date of distribution to a retired Participant (or the date of the first install-ment payment to the retired Participant) will be the earliest practicable date after the valuation date coincident with or next following either (i) the Participant's retirement date or, (ii) such later date as the Participant designates, subject to the required distribution date rules of Section 9.8. However, if payment in the form of a Qualified Joint and Survivor Annuity is required with respect to a Participant and either the Participant's vested account balance(s) exceeds $5,000, or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the account balance is immediately distributable, the Participant and his or her spouse must consent to any distribution of such account balance. If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant and the value of the Participant's vested account balance exceeds $5,000, and the account balance is immediately distributable, the Participant must consent to any distribution of such account balance.

            (c) Except in the case of an exempt profit-sharing or 401(k) plan (as defined in Section 9.5(d)) and except in the case of a small account (as defined in Section 9.5(e)), the consent of the Participant and the Participant's spouse shall be obtained within the 90-day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution. The Plan Administrator may substitute the date distribution commences for the Annuity Starting Date in applying this subsection (c).

            Notwithstanding the foregoing, if, in the case of a profit sharing plan or 401(k) plan for which the Employer has elected, in the Adoption Agreement, to provide an annuity distribution, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to section 10.6 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the Participant's account balance may, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) then the Participant's account balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

            An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains or would have attained if not deceased) the later of Normal Retirement Age or age 62.

            (d) This subsection provides transitional rules with regard to the cash out limits for distributions made prior to October 17, 2000.

            (1) If payment in the form of a Qualified Joint and Survivor Annuity is required with regard to a Participant, the rule in this subsection (d)(1) is substituted for the second sentence in subsection (b). If the value of a Participant's vested account balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution (1) in Plan Years beginning before August 6, 1997, exceeded $3,500 or (2) in Plan Years beginning after August 5, 1997, exceeded $5,000, and the account balance is immediately distributable, the Participant and the Participant's spouse must consent to any distribution of such account balance.

            (2) If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant, the rule in this subsection
(d)(2) is substituted for the rule in the third sentence in subsection (b). If the value of the Participant's vested account balance derived from Employer and Employee contributions: (i) for Plan Years beginning before August 6, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution), (ii) for Plan Years beginning after August 5, 1997, and for a distribution made prior to March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution); (iii) and for Plan Years beginning after August 5, 1997 and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the account balance is immediately distributable, the Participant and the Participant's spouse must consent to any distribution of such account balance.

9.4 METHOD OF PAYMENT: Subject to the rules specified in this article, a Participant's retirement benefit will be paid to him or her in one or more of the following methods, as elected by the Participant:

            (a) one or more payments within one taxable year of the Participant;

            (b) if elected by the Employer in the Adoption Agreement, approximately equal monthly, quarterly, semi-annual or annual installments over a period certain not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his or her designated beneficiary;

            (c) in the case of a profit sharing plan or a 401(k) plan for which the Employer has made the appropriate election in the Adoption Agreement, applied toward the purchase of a fixed

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or variable annuity contract with payments over a period of time not exceeding the lifetime of the Participant or the lifetimes of the Participant and his or her designated beneficiary.

            (d) if elected in the Adoption Agreement, a partial distribution of a flat dollar amount or a percentage of the entire account balance, which is not part of a substantially equal periodic payment, alone or in combination with any one of the methods described in subsections (a)-(c).

9.5         MARRIED PARTICIPANTS:

            (a) Qualified Joint and Survivor Annuity. Except in the case of a Participant in an exempt profit sharing or 401(k) plan (as defined in subsection
(d) below) or in the case of a Participant with a small account (as defined in subsection (e) below), retirement benefits to a married Participant will be paid in the form of the purchase and delivery of a Qualified Joint and Survivor Annuity unless the Participant elects otherwise during the 90-day period ending on the annuity starting date. The Participant may elect to have such annuity distributed upon retirement on or after attainment of the earliest retirement age under the Plan. The earliest retirement age is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits. Such an election must be accompanied by his or her spouse's qualified consent (other than the Participant's election of a joint and survivor annuity giving the spouse a 50% or greater survivorship interest). At any time before the commencement of benefits, the Participant may make and revoke such an election without limit as to the number of elections. The making of such an election requires his or her spouse's qualified consent; revocation of such an election does not.

            A Qualified Joint and Survivor Annuity is an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50 percent (or greater than 50 percent if elected in the Adoption Agreement) of the amount of the annuity

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payable during the joint lives of the Participant and the Participant's spouse.
The Qualified Joint and Survivor Annuity is the amount of benefit that can be purchased with the Participant's vested interest in his or her accounts.

            (b)         Joint and Survivor Notice.

                        (1) The Plan Administrator will provide each married
            Participant no less than 30 days and no more than 90 days prior to the Annuity Starting Date with a detailed explanation of: the terms and conditions of a Qualified Joint and Survivor Annuity; the participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; the rights of a Participant's spouse; and the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. A Participant may waive the requirement that the detailed explanation be provided no less than 30 days before the Annuity Starting Date if the following requirements are satisfied:
            (A) the Participant affirmatively elects, after having received the detailed explanation, a form of distribution and the Participant's spouse consents to such election, if necessary; (B) the Plan Administrator provides information to the Participant clearly indicating that the Participant has a right to at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than a Qualified Joint and Survivor Annuity; (C) the Participant is permitted to revoke such affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7-day period beginning after the detailed explanation is provided to the Participant; (D) the Annuity Starting Date is after the date that the detailed explanation is provided to the Participant; and (E) distribution in accordance with the affirmative election does not commence before the

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            expiration of the 7-day period beginning on the day after the explanation is provided to the Participant. The Annuity Starting Date may precede the affirmative election and the 7-day period described in (E).

                        (2) Notwithstanding the other requirements of the notice
            requirements prescribed by this section and section 10.3 with respect to a Qualified Preretirement Survivor Annuity; notice need not be given to a Participant if (A) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, and (B) the plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this section, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the participant may result from the participant's failure to elect another benefit.

            (c) Qualified Consent. A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (1) the Participant's spouse consents to the election;
(2) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (3) the spouse's consent acknowledges the effect of the election; and (4) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further

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spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified consent.

            Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 9.5(b) with respect to a Qualified Joint and Survivor Annuity or Section 10.3(b) with respect to a Qualified Pre-retirement Survivor Annuity.

            The requirement for a qualified consent is waived if the Participant establishes to the Plan Administrator's satisfaction that there is no spouse or that the spouse cannot be located or under other circumstances described in regulations under Code Section 417. The requirement of a qualified consent is also waived for any election or revocation by a Participant which has the effect of increasing the survivorship interest of the spouse.

            (d) Exempt Profit Sharing Plans. An exempt profit sharing plan is a Plan which meets the Safe Harbor Rules under Section 10.6. In a profit sharing plan or 401(k) plan, the sole Beneficiary of a married Participant in the event of his or her death before retirement benefits commence is his or her spouse, unless his or her spouse has agreed otherwise in a qualified consent (as defined in subsection (c) above) (see Section 10.5(a)). Therefore, such a Plan is

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
exempt from the Qualified Joint and Survivor Annuity requirement of subsection
(a) above. Under an exempt profit sharing or 401(k) plan, a Participant will receive his or her retirement benefit in the form of a lump sum payment under
Section 9.4(a) unless the Participant elects otherwise.

            However, if the Employer elects in the Adoption Agreement that an annuity is an optional form of distribution under the plan, then a profit sharing or 401(k) plan is not exempt from the Qualified Joint and Survivor Annuity requirements with respect to a Participant who in fact elects an annuity form of payment under Section 9.4(c). Also a profit sharing or 401(k) plan is not exempt from such requirement with respect to any Participant for whom the Plan is a direct or indirect transferee (including an Elective Plan Transfer) of a defined benefit pension plan, a money purchase pension plan (including a target benefit plan) or a stock bonus or profit sharing plan which provides for a life annuity form of payment to the Participant; however, this Plan will not be treated as a transferee plan solely by reason of a rollover or Distribution Elective Transfer from any such other plan. In addition, a profit sharing plan will not be considered exempt unless the Participant's spouse is the Beneficiary of any insurance on the Participant's life, unless his or her spouse agrees otherwise in a qualified consent.

            (e) Small Account Defined. A small account is an account with a vested balance that does not exceed, in Plan Years beginning before August 6, 1997, $3,500, or in Plan Years beginning after August 5, 1997, $5,000, except that the $3,500 limitation shall apply in any situation where the $3,500 limitation was in effect at the commencement of a series of benefit payments and where there remained, as of the first day of the Plan Year beginning after August 5, 1997, at least one periodic distribution yet to be made. In applying the dollar threshold, all accounts or portions of accounts from which the claimant is entitled to payment are added

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
together except for accounts attributable to qualified voluntary employee contributions. If the present value of a Participant's account balance is zero, such Participant shall be deemed to have received a distribution of such vested account balance. Except as otherwise provided in the Adoption Agreement, a small account will be distributed as soon as practicable following termination of employment or retirement in the form of a single sum payment. If a Participant would have received a distribution under this subsection (e) but for the fact the Participant's vested account balance exceeded $5,000 when the Participant terminated service and if a later time such account balance is reduced such that it is not greater than $5,000, the Participant will receive a distribution of such account balance and the nonvested portion will be treated as a forfeiture.

            (f) Transition Rules. The provisions of this section apply to any Participant who is credited with at least one hour of service on or after August 23, 1984. They apply to any other Participant in accordance with section 10.7 who was credited with at least one Hour of Service between September 1, 1974, and August 23, 1984 (a transition participant).

9.6 UNMARRIED PARTICIPANTS: Except in the case of an exempt profit sharing or 401(k) plan (as defined in Section 9.5(d)) or as provided in Section 9.5(f), unless the Participant elects otherwise, benefits to an unmarried Participant will be paid in the form of an annuity providing periodic payments for the lifetime of the Participant in the amount that can be purchased with the Participant's vested interest in his or her accounts.

9.6A. DIRECT ROLLOVER REQUIREMENTS: This Section applies to distributions made on or after January 1, 1993.

            (a) Election to Make Direct Rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee

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may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

            (b)         Definitions.

                        (1) Eligible Rollover Distribution. An Eligible Rollover
            Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (B) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; (C) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and
            (D) any hardship distribution described in Section 401(k)(2)(B(I)(iv) of the Code received after December 31, 1999.

                        (2) Eligible Retirement Plan. An Eligible Retirement
            Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.


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
                        (3) Distributee. A Distributee includes an Employee or
            former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                        (4) Direct rollover. A Direct Rollover is a payment by
            the Plan to the Eligible Retirement Plan specified by the Distributee.

9.7         DISTRIBUTION REQUIREMENTS:

            (a) Rules Applicable to Installment Payments. The following rules will apply to benefits payable in the form of installments under Section 9.4(b).

            In the absence of a contrary election by the Participant, the Participant's installment payment will be payable over the Participant's life expectancy as of the Required Beginning Date. Life expectancy of the Participant and the Participant's spouse is calculated as of the Required Beginning Date (see Section 9.8). Unless the Adoption Agreement provides otherwise, the Participant may elect to determine the life expectancy of the Participant and/or the Participant's spouse under either the Recalculation Method or the Declining Method. If the Participant fails to make any election, the Participant will be deemed to have elected to determine life expectancy under the Recalculation Method. The life expectancy of a designated Beneficiary other than the Participant's spouse will be calculated as of the Required Beginning Date and payments for any 12 consecutive month period after such date will be based on such life expectancy less the number of whole years passed since such date. Life expectancy and joint and last survivor expectancy are computed using the return multiples in Section 1.72-9 of the Income Tax Regulations.


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
            (1) Subject to 9.5, Joint and Survivor Annuity Requirements, the requirements of this article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this article apply to calendar years beginning after December 31, 1984.

                        (2) All distributions required under this article shall
            be determined and made in accordance with the Proposed Regulations under section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the Proposed Regulations.

            (b) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

            (c) Limits on Distribution Periods. As of the First Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

                        (1) the life of the Participant,

                        (2) the life of the Participant and a Designated
            Beneficiary,

                        (3) a period certain not extending beyond the life
            expectancy of the Participant, or

                        (4) a period certain not extending beyond the joint and
            last survivor expectancy of the Participant and a Designated Beneficiary. (d) Determination of amount to be distributed each year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date.

                        (1)         Individual account.


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
                                    (A) If a Participant's benefit is to be
                        distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (ii) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year beginning with distributions for the First Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

                                    (B) For calendar years beginning before
                        January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                                    (c) For calendar years beginning after
                        December 31, 1988, the amount to be distributed each year, beginning with distributions for the First Distribution Calendar Year shall not be less than the quotient obtained by dividing the participant's benefit by the lesser of (i) the Applicable Life Expectancy or
                        (ii) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in section 9.7(d)(2)(a) above as the relevant divisor without regard to Proposed Regulations section 1.401(a)(9)-2.

                                    (D) The minimum distribution required for
                        the Participant's First Distribution Calendar Year must be made on or before the Participant's Required


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
                        Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                        (2)         Other Forms.

                                    If the Participant's benefit is distributed
                        in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the Proposed Regulations thereunder.

9.7A MINIMUM DISTRIBUTIONS DETERMINED USING 2001 PROPOSED REGULATIONS.

Notwithstanding Sections 9.7(d) and 10.4(b), with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

9.8 REQUIRED BEGINNING DATE: (a) General One of the following as selected by the Employer in the Adoption Agreement:

            (1) The Required Beginning Date of a Participant is the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.


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            (2) The Required Beginning Date of a Participant is the later of the
April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, except that benefit distributions to a Participant (other than a 5-Percent Owner) with respect to benefits accrued after the later of the adoption or effective date of the amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which such Participant attains age 70-1/2 or retires.

            (3) The Required Beginning Date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 or retires, except that benefit distributions to a 5-Percent Owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.


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(b) Transitional Rules.

      (1) Any Participant attaining age 70-1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 (or by December 31, 1997, in the case of a Participant attaining age 70-1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the participant attained age 70-1/2 (or by December 31, 1997 in the case of a participant attaining age 70-1/2 in 1996); however, if elected in the Adoption Agreement, this paragraph will not apply if the Plan is a 401(k) or profit sharing plan permitting all contributions to be withdrawn after age 59-1/2 while the Participant is still employed.

      (2) Any Participant attaining age 70-1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the calendar year in which the participant retires. The Employer will elect in the Adoption Agreement whether or not there is a new Annuity Starting Date upon recommencement.

      (3) The preretirement age 70-1/2 distribution option is only eliminated with respect to Employees who reach age 70-1/2 in or after a calendar year that begins after the later of December 31, 1998 or the adoption date of the amendment. The preretirement age 70-1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70-1/2 and ends April 1 of the immediately following calendar year.


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9.9 TRANSITIONAL RULE:


      (a) In General. This section will apply if the Employer's execution of the Adoption Agreement constitutes an amendment and restatement of an existing plan that was in effect before 1984, and with respect to which one or more Participants had made the designations described in this section. Notwithstanding the requirements of Sections 9.7, but subject to the spousal protection and small benefits provisions of Section 9.5, distributions on behalf of any Employee may be made provided that each of the following requirements is satisfied (regardless of when such distribution commences):

            (1) the distribution is one which would not have disqualified the Plan under Code Section 401(a)(9) as in effect before amendment by the Deficit Reduction Act of 1984;

            (2) the distribution is in accordance with a method of distribution designated by the employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee;

            (3) such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984;

            (4) the Employee had accrued a benefit under the Plan as of December 31, 1983; and

            (5) the method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the employee's death, the beneficiaries of the employee listed in order of priority.


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      (b) Distributions on Death. A distribution upon death will not be covered by this transitional rule unless the designation contains the information described in subsection (a) above with respect to the distributions to be made upon the death of the Employee.

      (c) Presumption of Designation. For any distribution which commenced before January 1, 1984, and continued after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in subsections (a)(i) and (v) above.

      (d) Revocation of Designation. If such a designation is revoked, any subsequent form of distribution must satisfy the requirements of Code Section 401(a)(9) and the Proposed Regulations thereunder as in effect at the time of distribution. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the Proposed Regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the Proposed Regulations. Any changes in the original or a subsequent designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter directly or indirectly the period over which distributions are to be made under the


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designation (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 in section 1.401(a)(9) of the Proposed Regulations shall apply.

9.10 DATE BENEFIT PAYMENTS BEGIN: Unless the Participant elects otherwise (but subject to the required distribution date rule in Section 9.7), distribution of benefits under the Plan will begin no later than the 60th day following the close of the Plan Year in which the latest of the following events occurs:

      (a) the termination of the Participant's employment with the Employer;

      (b) the Participant attains age 65 or the Participant's Normal Retirement Date, if earlier;

      (c) the tenth anniversary of the year in which the Participant began participation in the Plan.

      Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of section 9.3 of the plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

9.11 ANNUITIES NONTRANSFERABLE: Any annuity contract distributed to a Participant, spouse or Beneficiary under the Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the plan to a participant or spouse shall comply with the requirements of this Plan.

9.12 DUTIES AND OBLIGATIONS OF PARTICIPANTS. Each Participant shall advise the Plan Administrator of each change in (a) his or her name, (b) his or her address, (c) his or her marital status, or (d) of each other event or circumstance which may be material to the Participant's


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entitlement to benefits hereunder or the amount or timing thereof. Until such notice has been provided to the Plan Administrator, the Plan Administrator shall be fully protected in not complying with, and in conducting the affairs of the Plan in a manner inconsistent with, the information set forth in such notice. When such notice is received by the Plan Administrator, the Plan Administrator shall be required to act with respect to such notice prospectively only. The Plan Administrator shall not be required to modify or reverse any payment, transaction or application of funds occurring before the receipt of any notice that would have affected such payment, transaction or application of funds, nor shall the Plan Administrator or any other party be liable for any such payment, transaction or application of funds.

                         ARTICLE 10: BENEFITS UPON DEATH

10.1  BENEFITS UPON DEATH:

      (a) Death During Employment or After Retirement.

            (1) In General. If a Participant dies while employed by the Employer or after retirement (including disability retirement), his or her Beneficiary will receive: (i) in the case of a single sum payment, the total amount credited to the Participant's accounts at the date distribution is made; (ii) if elected by the Employer in the Adoption Agreement (in the case of an exempt profit-sharing or 401(k) plan described in Section 9.5 (d)), in the case of an annuity contract, such total amount will be used to purchase such annuity contract; or (iii) if elected by the Employer in the Adoption Agreement, in the case of installment payments, the first such installment will be based on such total amount, and subsequent installments will be based on the total amount credited to the Participant's accounts at the date of each such installment.


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            (2) Special Rule for Accounts Invested in Certain Annuity Contracts.
      If all or any portion of the Participant's account is invested in an annuity contract, and the terms of the contract so provide, the Participant's Beneficiary will receive a death benefit equal to the sum of
      (A) the total amount credited to the Participant's accounts which is not invested in such annuity contract as of the distribution date and (B) the greatest of: (i) the total amount credited to the Participant under the contract at the date distribution is made; (ii) the excess of the total contributions to the contract over total withdrawals from the contract; or
      (iii) the highest amount credited to the contract as of the end of the calendar year in which any fifth anniversary of the initial acquisition of the contract occurred. This paragraph (2) will become effective on the date that a contract providing for such death benefit is acquired.

      (b) Death After Other Termination of Employment. If a Participant dies after termination of employment for any reason other than retirement (including disability retirement), his or her Beneficiary will receive death benefits determined as follows:

            (1) If the Participant died before forfeiture of the nonvested portion of his or her accounts under Section 11.4, the vested amount in the Participant's accounts will be determined and the balance will be forfeited immediately, death benefits will be based upon the vested amounts remaining after such forfeiture, and such amount will be applied as provided in subsection (a) above.

            (2) if the Participant died after forfeiture of the nonvested portion of his or her accounts under Section 11.4, death benefits will be based upon the vested amounts remaining after such forfeiture, and such amount (reduced by any prior payments to the Participant before his or her death) will be applied as provided in subsection (a) above.


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      (c) Date of Distribution. The date of distribution to a Beneficiary (or the date of the first installment payment to the Beneficiary) will be the earliest practicable date after the valuation date coincident with or next following either (i) the date when the Plan Administrator has received such evidence of the Participant's death and such evidence of the Beneficiary's (or Beneficiaries') right to receive such distribution as the Plan Administrator deems necessary, or (ii) such later date as the Beneficiary designates, subject to Section 10.4. However, where the Participant's spouse is the Beneficiary under Section 10.5(a), payment will be made within 90 days after the Participant's death (unless under the circumstances, 90 days is unreasonably short); however, the spouse may elect to defer payment subject to Section 10.4.

10.2 METHOD OF PAYMENT: Subject to the requirements of Section 10.3, death benefits will be paid in one or a combination of the following methods:

      (a) one or more payments within one taxable year of the beneficiary;

      (b) if elected by the Employer in the Adoption Agreement, approximately equal monthly, quarterly, semi-annual or annual installments over a period certain permitted under Section 10.4;

      (c) if elected by the Employer in the Adoption Agreement (in the case of an exempt profit sharing or 401(k) plan described in Section 9.5(d)), applied toward the purchase of a fixed or variable annuity contract providing for payments over a period permitted under Section 10.4.

      The method of payment will be elected by the Beneficiary unless the Participant in his or her designation of Beneficiary form designated the form of payment.

10.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY:

      (a) Unless an optional form of benefit has been selected within the election period pursuant to a qualified consent as defined in 9.5(c) if a Participant dies before the Annuity


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Starting Date, then the Participant's vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

      (b) Notice. In the case of a Qualified Preretirement Survivor Annuity as described in section (a), the Plan Administrator shall provide each Participant within the applicable period for such Participant a detailed explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of section 9.5(b)(i) applicable to a Qualified Joint and Survivor Annuity.

      The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after section 9.5(b)(ii) ceases to apply to the Participant; (iv) a reasonable period ending after this article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

      For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the plan year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.


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      (c) Definitions. For purposes of Section 10.3, the following definitions shall apply:

            (1) Election Period: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

            (2) Pre-Age 35 Waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a detailed explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under section 9.5(b)(i). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the plan year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this article.

            (3) Spouse (Surviving Spouse): The Spouse or Surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

            (4) Annuity Starting Date: The first day of the first period for which an amount is paid as an annuity or any other form.


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            (5) Vested Account Balance: The aggregate value of the Participant's vested account balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this article shall apply to a Participant who is vested in amounts attributable to Employer Contributions, Employee Contributions (or both) at the time of death or distribution.

10.4 LIMITATION ON DEATH BENEFIT DISTRIBUTIONS:

      (a) In General. This section 10.4 governs payment of death benefits where the form of payment is not covered by an election made before January 1, 1984 by a Participant or Beneficiary as described in Section 9.9.

      (b) Death Distribution Provisions.

            (1) Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

            (2) Distribution beginning after death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                  (A) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or


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
            before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                  (B) if the Designated Beneficiary is the Participant's
            Surviving Spouse, the date distributions are required to begin in accordance with (2)(A) above shall not be earlier than the later of
            (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                  If the Participant has not made an election pursuant to this section 10.4(b)(2) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year in which contains the fifth anniversary of the date of death of the participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (3) For purposes of Section 10.4(b)(2) above, if the Surviving Spouse dies after the Participant, but before payments to such spouse begin, the provisions of section 10.4(b)(2) with the exception of paragraph (b) therein, shall be applied as if the Surviving Spouse were the Participant.


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            (4) For purposes of this section 10.4(b), any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

            (5) For the purposes of this section 10.4(b), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if section 10.4(b)(3) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to section 10.4(b)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

      (c) Definitions for this section and section 9.7.

            (1) Applicable Life Expectancy. The Life Expectancy (or joint and last survivor expectancy) as recalculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year. Unless the Adoption Agreement otherwise provides, the Participant may elect to determine Applicable Life Expectancy under either the Recalculation Method or the Declining Method. If the Participant fails to make any election, then the Participant will be deemed to have elected to determine his or her Applicable Life Expectancy under the Recalculation Method.

                  (2) Designated Beneficiary. The individual(s) designated as the Beneficiary under the Plan in accordance with section 401(a)(9) and the Proposed Regulations thereunder.

                  (3) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the


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            first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to section 10.4(b) above.

                  (4) Life Expectancy. Life Expectancy and joint and last
            survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Federal Income Tax Regulations.

                  (5) Participant's Benefit.

                        (a) The account balance as of the last valuation date in
                  the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the Valuation Calendar Year after the valuation date and decreased by distributions made in the Valuation Calendar Year after the valuation date.

                        (b) Exception for second Distribution Calendar Year. For
                  purposes of paragraph (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                  (6) Required Beginning Date. The Required Beginning Date of a
            Participant is the date set forth in Section 9.8.


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
                  (7) 5-Percent Owner. A Participant is treated as a 5-Percent
            Owner for purposes of this section if such Participant is a 5-Percent Owner as defined in section 416 of the Code at any time during the Plan year ending with or within the calendar year in which such owner attains age 70 1/2.

                  (8) Once distributions have begun to a 5-Percent Owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-Percent Owner in a subsequent year.

10.5  BENEFICIARY:

      (a) Designation of Beneficiary and Method of Payment. A Participant may designate one or more Beneficiaries on a form or other instrument filed with, and acceptable to, the Plan Administrator, and may revoke or change such designation in like manner at any time. The Beneficiary may elect the form of payment under Section 10.2 (subject to the requirements of Section 10.3); however, the Participant may in the designation of Beneficiary form or other instrument specify the form of payment (subject to Section 10.3) and death benefits will be paid in such form. If a Beneficiary is permitted to elect the method of payment of a benefit payable to him or her, he or she may designate one or more Beneficiaries to receive any amount remaining undistributed at his or her death.

      Notwithstanding the preceding paragraph, in an exempt profit sharing plan or 401(k) plan as described in section 9.5(d), the sole Beneficiary of a married Participant is the Participant's Spouse, unless the Spouse consents or has consented to the designation of another Beneficiary in a Qualified Consent (as defined in Section 9.5(c)).

      (b) Payment in Absence of Designation of Beneficiary. Any portion of a Participant's death benefit which is not disposed of by a designation of Beneficiary, for any reason


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whatsoever, will be paid to the Participant's Spouse if the Spouse survives him, otherwise to the Participant's estate in a lump sum.

      (c) Payment Under Prior Designation of Beneficiary. The Plan Administrator will be fully protected in directing payment in accordance with a prior designation of Beneficiary if such direction (i) is given before receipt by the Plan Administrator of a later designation or (ii) is due to the inability of the Plan Administrator to verify the authenticity of a later designation.

      (d) Multiple Beneficiaries. If a Participant designates two or more primary beneficiaries and does not specify their respective interests, their interests shall be several and equal. If any designated beneficiary predeceases the Participant, the rights and interest of the beneficiary and of any one claiming through him or her shall automatically terminate and the interest of the deceased Beneficiary will be divided among the surviving Beneficiaries.

      (e) Order of Death. If it is impossible to ascertain with certainty the order of death of the Participant and any Beneficiary, the Participant shall be deemed to have survived such Beneficiary unless the Participant has specifically indicated to the contrary on his or her beneficiary designation form. If it is impossible to ascertain with certainty the order of death of two or more Beneficiaries, deceased primary Beneficiaries shall be deemed to have survived deceased contingent Beneficiaries.

      (f) Effect of Disclaimers. To the extent that the Participant's surviving spouse or any other Beneficiary disclaims in a writing that is notarized, or that has been witnessed and authenticated to the satisfaction of the Plan Administrator, all or part of any interest in a benefit payable by reason of the death of a Participant, such Beneficiary shall cease to be considered a Beneficiary for Plan purposes.

10.6 SAFE HARBOR RULES:


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      (a) This section shall apply to a Participant in a profit-sharing plan and
401(k) plan, and to any distribution, made on or after the first day of the first plan year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

            (1) the Participant does not or cannot elect payments in the form of a life annuity; and

            (2) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a qualified election, then to the Participant's Designated Beneficiary. The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the plan governing the adjustment of account balances for other types of distributions. This section 10.6 shall not be operative with respect to a Participant in a profit-sharing plan or 401(k) plan if the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code. If this section 10.6 is operative, then the provisions of section
      10.3 shall be inoperative.


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
      (b) The Participant may waive the spousal death benefit described in this section at any time provided that no such waiver shall be effective unless it satisfies the conditions of section 9.5(c) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

      (c) For purposes of this section 10.6, Vested Account Balance shall mean, in the case of a money purchase pension plan, the Participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit-sharing plan, Vested Account Balance shall have the same meaning as provided in section 10.3(c)(4)

10.7 TRANSITIONAL RULES:

      (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this article must be given the opportunity to elect to have the prior sections of this article and section 9.5 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service.

      (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with section (d) of 10.7.


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
      (c) The respective opportunities to elect (as described in sections (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

      (d) Any Participant who has elected pursuant to section (b) of this Section and any Participant who does not elect under section (a) or who meets the requirements of section (a) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

            (1) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                  (A) begins to receive payments under the plan on or after
            Normal Retirement Age; or

                  (B) dies on or after Normal Retirement Age while still working for the Employer; or

                  (C) begins to receive payments on or after the Qualified Early
            Retirement Age; or

                  (D) separates from service on or after attaining Normal
            Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains qualified early retirement age and


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
            end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                  (2) Election of Early Survivor Annuity. A Participant who is
            employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a Survivor Annuity payable on death. If the Participant elects the Survivor Annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                  (3) For purposes of this section (d):

                        (A) Qualified Early Retirement age is the latest of:

                              (i) the earliest date, under the Plan, on which
                        the Participant may elect to receive retirement benefits,

                              (ii) the first day of the 120th month beginning
                        before the Participant reaches Normal Retirement Age, or

                              (iii) the date the Participant begins
                        participation.

                        (B) Qualified Joint and Survivor Annuity is an annuity
                  for the life of the Participant with a survivor annuity for the life of the Spouse as described in Plan section 9.5(a).


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            ARTICLE 11: TERMINATION OF EMPLOYMENT AND VESTED INTEREST

11.1 VESTED INTEREST IN ACCRUED BENEFIT:

      (a) Vesting Schedule. A Participant will have a vested and nonforfeitable interest in that percentage of his or her Employer Contributions Account or Matching Contributions Account determined under the vesting schedule specified in the Adoption Agreement.

      (b) Full Vesting. Regardless of a Participant's vesting under the vesting schedule, the Participant becomes fully vested in his or her Employer Contributions Account or Matching Contributions Account upon the earlier of (1) his or her attaining his or her Normal Retirement Date while he or she is still employed by the Employer; (2) his or her attaining his or her Early Retirement Date as specified in the Adoption Agreement while he or she is still employed by the Employer; or (3) upon disability retirement under Section 9.2, or upon his or her death while he or she is still an Employee.

11.2 CHANGES IN VESTING SCHEDULE: After the adoption of any amendment that changes the vesting schedule or that directly or indirectly affects the computation of a Participant's vested percentage, or any shift in or out of a vesting schedule because of a Plan's top-heavy status, any Participant having three or more years of Service will have his or her vested percentage determined under whichever schedule gives him or her the higher vested percentage.

11.3 PAYMENT OF VESTED INTEREST: A Participant's vested interest in his or her accrued benefit will be paid to him or her, or payments will begin, on a date elected by the Participant and will be paid to him or her following his or her separation from service in one or more of the methods described in Section 9.4 as elected by the Participant. The Participant's election as to either time or form of payment will be subject to the rules, other than sections 9.1, 9.2, and
9.3 of Article 9. At the Participant's election, the Participant's vested account balance will be paid to him or her


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
or payments will begin, as soon as administratively feasible following his or her separation from service. The value of the Participant's vested account balance will be based on the latest valuation immediately preceding the date of distribution.

11.4 FORFEITURE OF NON-VESTED INTEREST: A Participant will forfeit the non-vested portion of his or her account balance on the earlier of the date on which he or he or she (i) incurs a period of five consecutive One-Year Breaks in Service (or, if the Employer's Plan counts service for vesting purposes using the elapsed time rules of Article 3B, a Period of Severance of 60 months in length) or (ii) receives a distribution of his or her vested account balance. Forfeitures will first be applied to restore the non-vested portion of the account of a Participant described in the preceding sentence in accordance with
Section 11.5 and then as specified in the Adoption Agreement.

11.5 PROTECTIONS UPON RESUMPTION OF EMPLOYMENT: A former Participant who returns to employment with the Employer after a period of one or more One-Year Breaks in Service will nevertheless receive credit for all his or her prior Years of Service for vesting purposes. Unless otherwise elected in the Adoption Agreement, with respect to a former Participant who returns to employment before five consecutive One-Year Breaks in Service (or, if the Employer's Plan counts service for vesting purposes using the elapsed time rules of Article 3B, a Period of Severance of 60 months in length), and such former Participant received a distribution of his or her entire vested interest prior to his or her reemployment, the Employer shall reinstate such Participant's forfeited account balance. If elected in the Adoption Agreement, the Employer may elect to reinstate the forfeited account balance of a Participant described in the preceding sentence only if he or she repays the full amount distributed to him or her before the earlier of (1) five years after the first date on which such Participant is subsequently reemployed by the


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Employer or (2) the close of the first period of five consecutive One-Year Beaks in Service (a Period of Severance of 60 months, in the event the elapsed time method is being applied) commencing after the distribution. In the event such Participant does repay the full amount distributed to him or her, the undistributed portion of the Participant's account balance must be restored in full, unadjusted by any gains or losses occurring subsequent to the date of his or her termination. The source of such reinstatement shall first be any forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount that is sufficient to restore any such forfeited account. The Employer shall reinstate the reemployed Participant's account balance no later than the end of the Plan Year following the plan year of reemployment (or repayment of the vested portion of the account balance that was distributed, as the case may be).

11.6 CALCULATING VESTED INTEREST AFTER ACCOUNT DISTRIBUTION: Where a Participant's Employer Contributions Account or Matching Contributions Account is charged with a withdrawal or distribution at a time when he or she is not fully vested in such account, the remaining balance of the Participant in such account will be credited to a separate account within the Participant's Employer Contributions Account or Matching Contributions Account, or accounting records will be maintained in a manner which has the same effect as establishing a separate account. The Participant's vested interest in any such separate account at any subsequent time will be equal to an amount ("Y") determined by the formula:

                                Y = P(AB + D) - D

where P is his or her vested percentage at such time; AB is the account balance in such separate account at such time; and D is the amount of the withdrawal or distribution. The term remaining balance as used in this section means a Participant's interest in his or her Employer Contributions


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Account or Matching Withholdings Account remaining after a withdrawal or distribution of a portion or all of his or her vested interest therein.

           ARTICLE 12: IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS; LOANS

12.1 WITHDRAWAL OF AFTER-TAX SAVINGS CONTRIBUTIONS:

      (a) Amount. Except as otherwise provided in this section or in the Adoption Agreement, a Participant whose employment has not terminated may upon reasonable advance notice to the Plan Administrator (and spousal consent, if applicable) withdraw all or any portion of his or her After-Tax Savings Contributions Account to the extent not previously withdrawn.

      (b) Payment and Plan Administrator Rules. Any withdrawal under this section will be paid to the Participant as soon as practicable after the valuation date next following the Plan Administrator's receipt of the Participant's withdrawal request; however the Plan Administrator may approve an earlier payment of some or all of the amount to be withdrawn if such earlier payment would not be detrimental to the interests of the other Participants. If elected in the Adoption Agreement, in addition to Section 5.2(b), a Participant who makes an in-service withdrawal under this section may not make 401(k) Savings Contributions or After-Tax Savings contributions for a period of up to 12 months following the date of such in-service withdrawal. Notwithstanding the foregoing provisions of this section, a Participant who makes an in-service withdrawal of After-Tax Savings Contributions that are Matchable Savings Contributions may not make After-Tax Savings Contributions for a period of at least 6 months following the date of such in-service withdrawal. However, the Employer may elect in the Adoption Agreement to limit the suspension of After-Tax Savings Contributions to in-service withdrawals made prior to the date that the Participant attains age 59 1/2. The Plan Administrator or the Sponsor may


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
establish reasonable minimum or maximum withdrawal amounts and reasonable limitations on the frequency or number of withdrawals during a plan year. No forfeitures will occur solely as a result of Participant's making of an in-service withdrawal.

      (c) Separate Contract. For purposes of Code Section 72, a participant's After-Tax Savings Contributions Account attributable to post-1986 After-Tax Savings Contributions will be accounted for separately and will be treated as a separate contract under the Plan for income tax purposes.

      (d) Special Rules. If the Employer's execution of the Adoption Agreement constitutes the amendment and restatement of an existing Plan to which one or more participants made After-Tax Contributions before 1987, such contributions will be accounted for separately, and for federal income tax purposes any withdrawals or distributions from the Plan will be deemed to be a withdrawal or distribution of such contributions until they are exhausted.

12.2 IN-SERVICE WITHDRAWALS FROM PROFIT SHARING PLANS:

      (a) In General. This section applies only if the Employer's plan is a profit sharing plan (other than a 401(k) plan). To the extent provided in the Adoption Agreement, a Participant whose employment has not terminated may make withdrawals from his or her accounts. The Adoption Agreement may limit such in-service withdrawals to financial hardship situations, or, as long as the requirements set forth in section 12.2(c) are met, may permit in-service withdrawals for reasons other than financial hardship.

      Notwithstanding the preceding paragraph, an in-service withdrawal will be permitted under the following circumstances: (i) termination of the Plan without the establishment of a successor plan; (ii) the sale or other disposition to an unrelated entity of at least 85 percent of the assets used by the employer in a trade or business, provided the employee continues in employment with the purchaser of the assets; or (iii) the sale or other disposition to an unrelated entity of a subsidiary of the Employer, provided the Employee continues in employment with the subsidiary.

      (b) Financial Hardship. For purposes of this section, Financial Hardship means any of the circumstances specified in Section 12.3(c). The request for a hardship withdrawal under this section will be made in such manner as the Plan Administrator may prescribe. The Plan Administrator may require a Participant to submit such information or other evidence as is necessary to make the determination of Financial Hardship. The Plan Administrator may rely upon the accuracy of any information or materials submitted by the Participant. The Plan Administrator will determine the existence of a Financial Hardship and the amount necessary to meet such Financial Hardship, and any such determination will be binding on the Participant.

      (c) Amount. A Participant may withdraw the amount he or she specifies, provided that a withdrawal may not exceed the smallest of whichever the following limitations applies:

            (1) the Participant's total vested account balances;

            (2) in the case of a hardship withdrawal, the amount determined by the Plan Administrator as necessary to meet the Participant's Financial Hardship; or

            (3) in the case of a non-hardship withdrawal, the amount attributable to Employer Contributions which have been on deposit in the Plan for at least two years; provided that this limitation will apply only to Employees who have been Participants in the plan for less than five years. The limitation in this Section 12.2(c)(3) will not apply to withdrawals after a Participant has attained age 59-1/2, or if such participant has attained early or Normal Retirement Age, if such withdrawals are permitted in the Adoption Agreement.

      (d) Spousal Consent to In-Service Withdrawals. Unless the Plan is an Exempt Profit Sharing Plan (as defined in Section 9.5(d)), a married Participant's Spouse must consent to an in-service withdrawal under this section in a Qualified Consent meeting the requirements of Section 9.5(c).

      (e) Payment and Plan Administrator Rules. Provisions governing the payment of a withdrawal under this section and Plan Administrator rules for such withdrawals are found at Section 12.1(b).

12.3 IN-SERVICE WITHDRAWALS FROM 401(K) PLANS:

      (a) In General. This section applies only if the Employer's Plan is a 401(k) plan. Except as otherwise provided in the Adoption Agreement, a Participant whose employment has not terminated may make withdrawals from his or her accounts subject to the limitations of this section and the Adoption Agreement.

      (b) Availability and Amount. The availability and amount of in-service withdrawals will be subject to the restrictions specified below.

            (1) 401(k) Savings Contributions Account. A Participant may make in-service withdrawals from his or her 401(k) Savings Contributions Account in the event of Financial Hardship. The maximum withdrawal from the Participant's 401(k) Savings Contributions Account is the smaller of the amount of his or her 401(k) Savings Contributions, without earnings or investment gains (except any income allocable to 401(k) Savings Contributions as of no later than the later of December 31, 1988 and the end of the last Plan Year ending before July 1, 1989), or the amount needed to alleviate his or her Financial Hardship.

            If elected in the Adoption Agreement, in addition to Sections 5.2(b), a Participant who makes an in-service withdrawal under this section may not make a 401(k) Savings Contribution or After-Tax Savings Contribution for a period of up to 12 months following such in-service withdrawal. However, the Employer may elect in the Adoption Agreement to limit the suspension of 401(k) Savings Contributions and After-Tax Savings Contributions to in-service withdrawals made prior to the date that the Participant attains age 59 1/2.

            (2) Employer Contributions and Matching Contributions Accounts. To the extent provided in the Adoption Agreement, a Participant may make in-service withdrawals from his or her Employer Contributions Account (Employer Supplemental Profit-Sharing Contributions) and/or Matching Contributions Account. The Adoption Agreement may limit such in-service withdrawals to Financial Hardship situations, or may permit in-service withdrawals for reasons other than Financial Hardship; there may be different rules for withdrawals from Employer Contributions Accounts and Matching Contributions Accounts. The maximum in-service withdrawal from a Participant's Employer Contributions Account or Matching Contributions Account is determined under the same limitations set forth in Section 12.2(c).

      (c) Financial Hardship.

            (1) An in-service withdrawal will be on account of Financial Hardship only if the Participant has an immediate and heavy financial need and the withdrawal is necessary to meet the need.

            (2) A withdrawal will be deemed to be on account of an immediate and heavy need if it is occasioned by (A) a deductible medical expense (within the meaning of Code

      Section 213(d)) incurred by or necessary for the Participant or his or her spouse, child or dependent; (B) purchase of the Participant's principal residence (not including mortgage payments); (C) tuition, room and board and related educational fees for the next 12 months of post-secondary education for the Participant or his or her spouse, child or dependent; or
      (D) rent or mortgage payments to prevent the Participant's eviction from or the foreclosure of the mortgage on his or her principal residence.

            (3) A withdrawal will be deemed necessary to satisfy the Participant's financial needs if the Participant has made all non-hardship withdrawals and obtained all nontaxable loans available under all of the Employer's qualified retirement plans, unless obtaining all nontaxable loans under such plans would result in an increase in the Participant's immediate and heavy need; and each such other plan which provides for 401(k) savings contribution contains restrictions similar to those in
      Section 5.2(b).

            (4) A Participant must establish to the Plan Administrator's satisfaction both that the Participant has an immediate and heavy financial need and that the withdrawal is necessary to meet the need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), as provided in subsections (2) and (3) above.

            A Participant's application for a hardship withdrawal will be in such form and containing such information (or other evidence or materials establishing the Participant's Financial Hardship) as the Plan Administrator may require. The Plan Administrator's determination of the existence of and the amount needed to meet a Financial Hardship will be binding on the participant.

      (d) Notwithstanding subsection (b) above,


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
            (1) to the extent provided in the Adoption Agreement, a Participant may make in-service withdrawals from his or her 401(k) Plan accounts after he or she has reached age 59-1/2; and

            (2) a participant may make in-service withdrawals from his or her 401(k) accounts under the circumstances described in the second paragraph of 12.2(a).

      (e) Miscellaneous. The spousal consent requirements are as specified in
Section 12.2(d), and the payment procedures and Plan Administrator rules for withdrawals are as specified in Section 12.1(b).

12.4 IN-SERVICE WITHDRAWALS FROM MONEY PURCHASE PLAN: Except as otherwise provided in this section, in-service withdrawals are not permitted from Employer Contribution Accounts under a money purchase plan. If elected in the Adoption Agreement, in-service withdrawals of Employer Contributions may be made to a Participant who has attained early or Normal Retirement Age under the Plan.

12.5 LOANS: If the Metropolitan Life Insurance Company Adoption Agreement so provides, loans will be available from the Plan. If loans are available, the Plan Administrator will establish guidelines and procedures for loans from the Plan to Participants in specific instances, which guidelines may include limitations on the number of loans that may be outstanding to a Participant at any time or on the frequency of loans. Each loan must conform to the loan guidelines and procedures prescribed by the Plan Administrator. The guidelines and procedures must be formulated and administered so that they conform with ERISA Section 408(b)(1) and ERISA Reg. Section 2550.408-1(d). In addition, the following requirements of this Section must be satisfied:


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
      (a) Loans are available to all active Employees who are Participants and to all other Participants and Beneficiaries who are parties in interest (as defined in Section 3(14) of ERISA) on a reasonably equivalent basis. However, no loan will be made to a Participant who is an Owner-Employee or a Shareholder Employee unless such person has at his or her expense has obtained an administrative exemption from ERISA's prohibited transaction rules from the Department of Labor with respect to such loan (unless the Department of Labor has issued a prohibited transaction class exemption covering such loans).

      (b) Loans shall not be made available to Highly Compensated Employees (as defined in section 5.8 of the Plan) in an amount greater than the amount made available to other employees.

      (c) Loans are adequately secured and bear a reasonable rate of interest. However, no more than 50% of a Participant's nonforfeitable accrued benefit may be pledged as collateral.

      Each loan hereunder will be a Participant-directed investment for the benefit of the Participant requesting such loan; accordingly, any default in the repayment of principal or interest of any loan hereunder will reduce the amount available for distribution to such Participant (or his or her Beneficiary). Thus, any loan hereunder will be effectively and adequately secured by the Participant's accounts.

            (d) (1) No Participant loan exceeds the lesser of $50,000 or 50% of the Participant's vested account balances (excluding his or her qualified voluntary employee contributions account, if any), as of the valuation date immediately preceding the date when the loan is made, determined under the following table:

               Vested Amount in Accounts       Maximum Loan
               -------------------------       ------------
               0-$100,000                      50% of vested accounts
               Over $100,000                   $50,000

            The $50,000 maximum loan limit in the above table will be reduced by the highest outstanding loan balance (including outstanding loans under plans maintained by an entity described in Sections 19.9, 19.10 and 19.11 as the Employer) in the prior 12-month period. The 50% vested account limit is reduced by the current outstanding loan balance (including outstanding loans under plans maintained by an entity described in Sections 19.9, 19.10 and 19.11 as the Employer).

            (2) Except as provided in the next sentence, the maximum term of a loan will be five years. If a Participant requests a loan for the acquisition of the principal residence of the Participant, the maximum repayment period will be determined by reference to bank loans for the same purpose. (

      e) Except for a profit sharing plan or a 401(k) plan (which are exempt from the spousal consent requirements - see Section 9.5(d)), a Participant obtains the consent of his or her Spouse, if any, within the 90 day period before the time the account balance is used as security for the loan. A new consent is required if the account balance is used as security for any increase in the loan balance, for renegotiation, extension, renewal, or other revision of the loan. However, spousal consent is not necessary if the total amount of loans outstanding hereunder does not exceed $3,500 (for plan years beginning before August 6, 1997) or $5,000 (for plan years beginning after August 5, 1997). The consent will comply with the requirements of Section 9.5(c). The consent of any subsequent spouse will not be necessary in order to foreclose the Plan's security interest in the Participant's account balance if the Participant's then Spouse validly consented to the original use of the account balance as security (or if the Participant was unmarried at such time).

         If a valid spousal consent has been obtained in accordance with this section, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

         (f) The Plan Administrator may require a Participant to agree to repay the principal and interest of a loan through regular payroll deduction payments from the Participant's compensation. The Plan Administrator may establish back-up repayment procedures for Participants who do not make payroll deduction repayment; except as may otherwise be permitted under Treasury regulations, any such back-up procedures will provide for substantially level amortization payments made quarterly or more frequently. If a Participant defaults on any payment of interest or principal of a loan hereunder or defaults upon any other obligation relating to such loan, the Plan Administrator may take (or direct the Trustee to take) such action or actions as it determines to be necessary to protect the interest of the Plan. Such actions may include commencing legal proceedings against the Participant, or foreclosing on any security interest in the participant's account or other security given in connection with a loan hereunder. In the event of a default, foreclosure on the Participant's note and attachment of one or more of the Participant's accounts given as security will not occur until a distributable event occurs in the Plan. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan,

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
pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this section.

         (g) In the case of any Participant with one or more loans outstanding hereunder, the amount available for distribution to such Participant (or his or her Beneficiary) will consist of the Participant's vested account balance(s) (not including the outstanding principal and accrued but unpaid interest on such loans), plus the notes representing such loans.

                 ARTICLE 13: MAXIMUM LIMITATIONS ON ALLOCATIONS

13.1 SECTION 415 DEFINITIONS: For purposes of this Article 13, the following definitions apply:

         (a) Annual Additions means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                  (1) all Employer Contributions (including compensation reduction amounts under any profit-sharing plan with a qualified compensation reduction feature under Code Section 401(k)),

                  (2)      all forfeitures,

                  (3) all After-Tax Savings Contributions. For this purpose, any Excess Amount applied under Section 13.7 to reduce Employer Contributions will be considered Annual Additions for such limitation year;

                  (4) Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code
                           Section 415(1)(2)) which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Code Section 419A(d)(3) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, are treated as Annual Additions to a defined contribution plan; and

                  (5)      allocations under a simplified employee pension.

         (b)      Compensation. As elected by the Employer in the Adoption
                  Agreement,

Compensation shall mean all of the Participant's Compensation as defined below:

                  (1) Information required to be reported under sections 6041, 6051, and 6052 of the Code. (Wages, Tips and Other Compensation as reported on Form W-2) Compensation is defined as wages as defined in section 3401(a) and all other payments of compensation to an employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish an Employee a statement under sections 6041(d), 6051(a)(3) and 6052 of the Code. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

                  (2) Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

                  (3) 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Reg. Sec. 1.62-2(c))), and excluding the following:

                  (A) employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                  (B) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (D) other amounts which received special tax benefits or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
         Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the employee).

                  (4) For any self-employed individual Compensation will mean earned income.

                  (5) For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year.

                  Notwithstanding the preceding sentence, Compensation for a Participant who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; for limitation years beginning before January 1, 1997 but not for limitation years beginning after December 31, 1996, such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 5.8 of the Plan) and contributions made on behalf of such Participant are nonforfeitable when made.

                  (6) For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this article, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or 457 of the Code. For Limitation Years beginning after December 31, 2000 (unless an earlier Limitation Year (but in no event earlier than the Limitation Year beginning after December 31, 1997) is elected in the Adoption Agreement), for purposes of applying the limitations of this article, Compensation paid or made available during such Limitation Years shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

         (c) Employer means the Employer that adopts this plan and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all trades or businesses (whether or not incorporated) which are under common control as defined in Section 414(c) of the Code as modified by Section 415(h)), all affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting Employer is a part, and all entities aggregated with the Employer under Code Section 414(o).

         (d) Defined Benefit Fraction for any Limitation Year prior to January 1, 2000, means a fraction:

                  (1) whose numerator is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and

                  (2) whose denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under sections 415(b) and (d) of the Code or 140 percent of the highest average compensation, including any adjustments under section 415(b) of the Code. Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 for all Limitation Years beginning before January 1, 1987.

         (e) Defined Contribution Fraction for any Limitation Year prior to January 1, 2000, means a fraction:

                  (i) whose numerator is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual

         Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds (as defined in Section 419(e) of the Code), individual medical accounts as defined in section 415(l)(2) of the Code and simplified employee pensions as defined in section 408(k) of the Code, and

                  (ii) whose denominator is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of (A) 1.25 multiplied by the dollar limitation determined under sections 415(b) and (d) of the Code, or (B) 35% of the Participant's Compensation for such year.

                  If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the Defined Contribution Fraction will be adjusted if the sum of the Defined Contribution Fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment an amount equal to the product of (i) the excess of the sum of the fractions over
         1.0 times (ii) the denominator of the Defined Contribution Fraction will be permanently subtracted from the numerator of the Defined Contribution Fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all After-Tax Savings Contributions as Annual Additions.

         (f) Excess Amount means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (g) Highest Average Compensation means the average Compensation for the three consecutive years of plan service with the Employer that produce the highest average.

         (h) Limitation Year means the Plan Year unless another period is elected by the Employer in the Adoption Agreement. All qualified prototype plans of the Employer must use the same Limitation Year. If the Limitation Year is amended to a different period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made (or any other period adopted for all plans of the Employer pursuant to a resolution adopted by the Employer).

         (i) Master or Prototype Plan means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         (j) Maximum Permissible Amount. The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of (i) the Defined Contribution Dollar Limitation or (ii) 25 percent of the Participant's Compensation for the Limitation Year. The Compensation limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(l)(1) or 419A(d)(2) of the

         Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount for the short Limitation Year will not exceed the amount set forth in clause (i) of the preceding sentence multiplied by a fraction whose numerator is the number of months in the short Limitation Year and whose denominator is 12.

                  (k) Projected Annual Benefit means, for Limitation Years beginning before January 1, 2000, the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming his or her employment continues until Normal Retirement Age under the Plan (or current age, if later), and his or her Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                  (l) Defined Contribution Dollar Limitation means $30,000 as adjusted under Code Section 415(d).

13.2 NO PARTICIPATION IN OTHER QUALIFIED PLANS: If the Participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, an individual medical account, as defined in section 415(1)(2) of the Code, or a simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer, which provides an Annual Addition as defined in section 13.1(a), the amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year may not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced under Section 13.7 so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

13.3 PARTICIPATION IN OTHER QUALIFIED MASTER OR PROTOTYPE DEFINED CONTRIBUTION
PLANS: If, in addition to this Plan, the Participant is covered under any other qualified Master or Prototype defined contribution plan maintained by the Employer, a welfare benefit fund (as defined in Code Section 419(e)) or a simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer or an individual medical account as defined in Code
Section 415(l)(2), maintained by the Employer which provides an Annual Addition as defined in Section 13.1 during any Limitation Year, the amount of Annual Additions which may be credited under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's accounts for the same Limitation Year under such other defined contribution plans and welfare benefit funds. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less that the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such Plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate

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are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

13.4 PARTICIPATION IN ANOTHER QUALIFIED PLAN, OTHER THAN MASTER OR PROTOTYPE
PLANS: If the Participant is covered by another plan which is a qualified defined contribution plan other than a Master or Prototype Plan, Annual Additions allocated under this Plan on behalf of any Participant will be limited in accordance with the provisions of Section 13.3 through 13.6, as though the other plan were a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

13.5 ESTIMATED LIMITATION: Before determining a Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Participant's annual Compensation for such Limitation Year uniformly determined for all Participants similarly situated. Any Employer contribution (including allocation of forfeitures) based on estimated annual Compensation will be reduced by any Excess Amounts carried over from prior years. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for such Limitation Year.

13.6 APPORTIONMENT BETWEEN PLANS:

         (a) If pursuant to section 13.5 or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first regardless of the actual allocation date.

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         (b) If, in the application of Section 13.3, an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                  (i) the total Excess Amount allocated as of such date, times

                  (ii) the ratio of (A) Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan, to
         (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified master or prototype defined contribution plans.

         (c) Any Excess Amounts attributed to this Plan will be disposed of as provided in Section 13.7.

         13.7 EXCESS AMOUNTS: If there is an Excess Amount with respect to a Participant for a Limitation year, such Excess Amount will be disposed of as follows:

         (a) Any after tax Savings Contributions (including any earnings thereon for which no Matching Employer Contributions are made will be returned to the Participant to the extent that the distribution or return would reduce the Excess Amounts in the Participant's account.

         (b) If after the application of subsection (a) an Excess Amount still exists, any Elective Deferrals (including any earnings thereon) for which no Matching Employer Contributions are made will be returned to the Participant to the extent that the distribution or return would reduce the Excess Amounts in the Participant's account.

         (c) If after the application of subsection (b) an Excess Amount still exists, the Excess Amounts will be equal to the sum of (1), (2) and (3), as follows: (1) any After Tax Savings Contributions (including any earnings thereon) with respect to which Employer Matching Contributions are made will be returned to the Participant, (2) any Elective Deferrals (including

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any earnings thereon) with respect to which Employer Matching Contributions are made will be returned to the Participant and (3) the proportionate amount of Employer Matching Contributions relating to such After Tax Savings Contributions and/or Elective Deferrals will be held unallocated in a suspense account. The suspense account will be applied to reduce future employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary. Any such suspense account will not participate in the allocation of the Trust's investment gains and losses.

         (d) If after the application of subsection (c) an Excess Amount still exists, the Excess Amounts attributable to Employer contributions (other than Matching Contributions) will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including allocation of any forfeitures) for all remaining participants in the next Limitation Year, and each succeeding Limitation Year if necessary. Any such suspense account will not participate in the allocation of the Trust's investment gains and losses.

13.8 DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN: For plan years beginning before January 1, 2000, if the employer maintains or at any time maintained, a qualified defined benefit plan (other than a defined benefit plan which is a paired plan with this plan) covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.

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                        ARTICLE 14: TOP-HEAVY PROVISIONS

14.1 APPLICATION OF ARTICLE: If the Plan is or becomes Top-Heavy in any plan year beginning after December 31, 1983, the provisions of this Article 14 will supersede any conflicting provision in the Plan or Adoption Agreement (except provisions added or attached to the Adoption Agreement to coordinate the Top-heavy minimum contributions or benefits with another plan of the Employer).


14.2 TOP-HEAVY DEFINITIONS:

         (a) Key Employee means any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the Determination Period was (i) an officer of the Employer, if such individual's Annual Compensation exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A);
(ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer, if such individual's Annual Compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code; (iii) a 5-Percent Owner of the Employer; or (iv) a 1 percent owner of the Employer who has an Annual Compensation of more than $150,000. Annual Compensation means Compensation as defined in section C of the Adoption Agreement, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 132(f)(4), section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code. The Determination Period is the Plan Year containing the Determination Date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

         (b) Top-Heavy Plan means this Plan if any of the following conditions exist for any Plan Year:

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                  (i) If the Top-Heavy Ratio for this Plan exceeds 60% and this
         Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                  (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

                  (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

         (c)      Top-Heavy Ratio means the following:

                  (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required aggregation Group or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

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                  (2) If, for Plan Years prior to January 1, 2000, the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the Present Value of Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants determined in accordance with (1) above, and the Present Value of Accrued Benefits under the aggregated defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with
         Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

                  (3) For purposes of (1) and (2) above the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent valuation date that falls within or ends with the 12 month period ending on the Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year, or

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         who has not been employed by any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Qualified voluntary employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  The accrued benefit of a participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

         (d) Permissive Aggregation Group means the Required Aggregation Group of plans plus any other plan of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

         (e) Required Aggregation Group means (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in subsection (1) to meet the requirements of Code Sections 401(a)(4) or 410.

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         (f) Determination date for any Plan Year subsequent to the first Plan
Year means the last day of the preceding Plan Year, and for the first plan year of the plan, the last day of that year.

         (g) Valuation Date is the date as of which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio. The valuation date is the Determination Date.

         (h) Present Value of benefits for purposes of computing the Top-Heavy Ratio will be discounted only for mortality and interest. Unless adopted otherwise, the following factors will apply: five percent interest and the UP-1984 mortality table.

14.3 MINIMUM ALLOCATION:

         (a) Except as otherwise provided in (b) and (c) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of (i) 3% of such Participant's compensation, or (ii) in the case where the Employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Compensation, as limited by section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any social security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the year because of the Participant's failure to complete any required amount of service (or any equivalent provided in the Plan), the Participant's failure to make mandatory employee contributions to the Plan or Compensation less than a stated amount. However, this section does not apply to any Participant who was not employed by the Employer

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on the last day of the Plan Year. Neither Elective Deferrals nor Matching
Contributions may be taken into account for the purpose of satisfying the minimum top-heavy contribution requirement.

         (b) For purposes of computing the minimum allocation, Compensation will mean Compensation as defined in Section 13.1(b), as limited by section 401(a)(17) of the Code. Compensation for this purpose will include any compensation to a Participant during a Plan Year before he or she became a Participant or after he or she ceased to be a Participant.

         (c) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

14.4     APPORTIONMENT OF MINIMUM BENEFITS BETWEEN MULTIPLE PLANS:

         (a) To prevent duplication of the minimum allocation required under
Section 14.3(a) above, if any Participant in this Plan is covered under any other defined contribution plan or plans of the Employer (whether or not such plans are paired plans), the required minimum allocation will be satisfied first from the money purchase plan, if any, and the minimum required allocation from the profit-sharing plan (or plans) will be reduced by the minimum allocation provided under the money purchase plan.

         (b) For Plan Years prior to January 1, 2000, the provisions in Section 14.3(a) will not apply to any Participant to the extent the Participant is covered under a defined benefit plan (or plans) of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

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14.5 MINIMUM VESTING SCHEDULE: For any Plan Year in which this plan is
Top-Heavy, one of the top-heavy vesting schedules elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The Top-Heavy vesting schedule applies to all accrued benefits within the meaning of Section 411(a)(7) of the Code except those attributable to 401(k) Savings Contributions or After-Tax Savings Contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any plan year. However, this section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this section.

14.6 TOP HEAVY ADJUSTMENTS IN SECTION 415 FRACTIONS: For Plan Years prior to January 1, 2000, if the Plan is a Top-Heavy Plan for any Plan Year, the denominators of the Defined Benefit Fraction and the Defined Contribution Fraction will be determined for a Plan Year by substituting "1.0" for "1.25" each time it appears in Section 13.1, unless the Employer provides in the Adoption Agreement for the additional top heavy minimum benefit requirements of Code Section 416(h) and provided further that this Plan is not Super Top-Heavy. This Plan is Super Top-Heavy in any Plan Year if it would be Top-Heavy under
Section 14.2(b) by substituting 90% for 60% wherever 60% appears.

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14.7     ADDITIONAL PROVISIONS FOR PAIRED DEFINED CONTRIBUTION AND DEFINED
         BENEFIT PLANS:

         (a) For Plan Years prior to January 1, 2000, this section is applicable if the Employer has adopted Paired Plans of the Sponsor which include a defined benefit plan and one or more defined contribution plans.

         (b) (i) This subsection (b) will apply in any plan year for which the Plan is Top-Heavy but not Super Top-Heavy unless in the Adoption Agreement for the Employer's paired defined benefit plan, the Employer has elected to apply the defined benefit fraction and the defined contribution fraction in all plan years by substituting "1.0" for "1.25" in each place it appears in Section 13.1.

                  (ii) The defined contribution plan employer contributions and forfeitures allocated on behalf of any participant who is not a key employee will not be less than the amount provided in (A) below unless in the adoption agreement for the employer's paired defined benefit plan the employer elects to provide the top-heavy minimum accrued benefit in such defined benefit plan and to have (B) below apply in this plan:

                           (A) For each non-key employee who is not a
                  participant in paired defined benefit plan, 4% of his compensation; or for each non-key employee who is also a participant in the paired defined benefit plan, 7-1/2% of his compensation.

                           (B) For each non-key employee who is not a
                  participant in the paired defined benefit plan, 4% of his compensation; or for each plan, no minimum contribution (because he will receive the 3% minimum accrued benefit under the paired defined benefit plan).

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         (c) (i) This subsection (c) will apply in any plan year in which the plan is super top-heavy or in all plan years if in the adoption agreement for the employer's paired defined benefit plan, the employer has elected to apply the defined benefit fraction and the defined contribution fraction in all plan years by substituting "1.0" for "1.25" in each place it appears in Section 13.1.

                  (ii) The defined contribution plan employer contributions and forfeiture allocated on behalf of any participant who is not a key employee will not be less than the amount provided in (A) below unless in the adoption agreement for the employer's paired defined benefit plan the Employer elects to provide the top-heavy minimum accrued benefit in such defined benefit plan and to have (B) below apply in this Plan:

                                    (A) For each Non-Key Employee who is not a
                  Participant in the paired de-fined benefit plan, 3% of his or her Compensation; or for each Non-Key Employee who is also a Participant in the Paired Defined Benefit Plan, 5% of his or her Compensation.

                                    (B) For each Non-Key Employee who is not a
                  participant in the paired defined benefit plan, 3% of his or her Compensation; or for each Non-Key Employee who is also a participant in the paired defined benefit plan, no minimum contribution (because he or she will receive the 2% minimum accrued benefit under the paired defined benefit plan).

                  (d) Provisions similar to Sections 14.3(b) and (c) and 14.4(a) will apply to minimum allocations under this section.

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                      ARTICLE 15: ACCOUNTS AND INVESTMENTS

15.1     SEPARATE ACCOUNTS:

         (a) The Plan Administrator shall create and maintain separate accounts for each Participant's 401(k) Savings Contributions, After-Tax Savings Contributions, Employer Contributions, Matching Employer Contributions, and rollover contributions (and any qualified voluntary employee contributions); a Participant's rollover account may contain subaccounts as provided in Section 7.1(a)(ii). Earnings will be credited to such accounts (and subaccounts) in accordance with the provisions of this article. Such accounts will be primarily for accounting purposes and will not restrict the operation of the Trust or require separate earmarked investments for any account; however, specific investments may be earmarked to Participants' accounts if a permitted investment medium under Section 15.2 so provides.

         (b) The Plan Administrator may itself maintain records of Participants' accounts or the Plan Administrator may arrange for such records to be maintained by an outside service provider (which may be the Sponsor or Trustee or a contractor of the Sponsor or Trustee). If the Plan Administrator arranges with a service provider to maintain records of Participants' accounts, the Plan Administrator will provide such information as is necessary for the service provider to maintain such accounts as required herein.

15.2     INVESTMENT MEDIA; PARTICIPANT INVESTMENT DIRECTIONS:

         (a) Metropolitan Life Insurance Company may impose requirements concerning the investment media or vehicles in which contributions to the Employer's plan must be invested, and the Employer agrees to observe such requirements as a condition of participating in this Prototype Plan.

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         (b) Subject to any requirements imposed under subsection (a) above, permissible investment media may include, but are not limited to, contracts issued by an insurance company (including such contracts providing for investments in a separate account maintained by the insurance company), segregated accounts invested in one or more of savings or notice accounts, deposits in or certificates issued by a bank, insurance or annuity contracts, assets specified by the participant (Section 15.4), or shares of one or more investment companies or mutual funds (Section 15.6). In addition, the Plan may invest in qualifying employer securities as permitted under ERISA Section 407(d)(3).

         (c) Unless the Adoption Agreement otherwise provides, the Participant shall have the sole discretion to direct the investment of After-Tax Savings Contributions and/or Rollover Contributions and the Employer shall have the sole discretion to direct the investment of the Employer's contributions to a money purchase plan among the permissible investment media. Unless the Adoption Agreement otherwise provides, Participants shall have the sole discretion to direct the investment of all contributions to a profit-sharing plan or 401(k) plan among the permissible investment media.

         (d) Subject to the Sponsor's requirements under subsection (a) above, the Employer will determine the investment of any account over which the Participant does not exercise investment control under subsection (c) above. In making such investment determinations, the Employer will establish investment policies or rules of general application which do not discriminate among Participants.

         (e) This subsection will apply where Participants' accounts under the Employer's Plan are commingled for investment purposes (in contrast to segregated accounts whose valuation is governed by Section 15.4). In such a case, the assets of the Plan (or each separate investment

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fund thereunder consisting of investments in a particular investment vehicle)
will be valued at their fair market value as of each Valuation Date. As of each Valuation Date, the investment earnings and gains or losses in asset value since the preceding Valuation Date will be allocated to Participants' accounts in the Plan (or in each separate investment fund) in proportion to the balance in each such account as a fraction of the aggregate account balances as of the preceding Valuation Date. The last business day of the Plan Year is a Valuation Date; the Sponsor or Employer may designate other Valuation Dates. To the extent that the assets of the Plan are valued on a daily basis, such valuation will be conducted in a manner similar to that described in Section 15.4(a). To the extent that the assets of the Plan are valued on a daily basis, such valuation generally will be determined as of the close of each business day. However, such valuation may be determined up to five business days in certain circumstances, including, but not limited to, heavy volume market trading and temporary telephone or computer technical difficulties.

15.3 RULES FOR EXERCISE OF INVESTMENT OPTIONS: Any designation of investments by Participants will be subject to nondiscriminatory general rules established by the Plan Administrator or the [NAME OF SPONSOR]; such rules may include:

         (a) restrictions on the minimum amount or percentage of any contribution which may be placed in any particular investment medium;

         (b) restrictions on the use of different amounts or percentages for different types of contributions;

         (c) minimums or maximums (or both) on the amount which may be invested or transferred to or from any particular investment medium; and

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         (d) restrictions on the time and frequency of designations, changes in designations and transfers from one investment medium to another including the required advance notice. These rules may differ for different types of contributions. The effective date of any change in a participant's election respecting allocation of contributions among investment options or any transfer from one option to another must coincide with a Valuation Date for each option.

15.4     SEGREGATED ACCOUNTS:

         (a) The provisions of this section will apply to the extent that the Sponsor or Employer designates Segregated Accounts as permitted investment media. A Segregated Account is one in which all or a portion of one or more of a Participant's accounts are invested in individual investments which are not commingled with investments for other Participants' accounts. Examples of investments for Segregated Accounts include, but are not limited to, interest bearing savings or notice accounts or certificates or other savings instruments maintained or issued by a bank or other thrift institution, life insurance or annuity contracts issued by a life insurance company authorized to issue such contracts in the state, or self-directed investment accounts. Earnings and investment gains and losses of assets held in a Segregated Account and dividends or credits earned on insurance contracts will be credited solely to such account.

         (b) Where the Employer designates self-directed accounts as a permissible investment medium, the Participant will be subject to such administrative rules and restrictions on permissible investments as the Sponsor may impose. However, such rules and restrictions will not conflict with the terms of this Plan.

         (c) The last business day of the Plan Year is a Valuation Date for Segregated Accounts. The Sponsor or Employer may designate other Valuation Dates. The Trustee will determine the fair market value of the Plan's Segregated Accounts as of each Valuation Date and

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will report such value of the Plan Administrator. Each Participant with a self-directed account will arrange for a statement of the value of the assets therein as of each Valuation Date and will provide such statement to the Trustee; the Trustee may rely upon such statement in making the valuations referred to in the preceding sentence.

15.5 LIFE INSURANCE CONTRACTS: Where the permits and the Employer designates life insurance contracts as permissible investment media, such contracts will be treated as segregated investments held in a Segregated Account under Section 15.4, and the following restrictions and rules will apply:

         (a) Ownership of Contract. The trustee, if the Plan is trusteed, or custodian, if the Plan has a custodial account, shall apply for and will be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the trustee (or custodian, if applicable), however, the trustee (or custodian) shall be required to pay over all proceeds of the contract(s) to the participant's beneficiary in accordance with the distribution provisions of this plan. A participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with section 9.5, Joint and Survivor Annuity Requirements, if applicable. Under no circumstances will the trust (or custodial account) retain any part of the proceeds. Any dividends or credits earned on life insurance contracts will be allocated to the account of the participant derived from employer contributions in which the contract is held.

         (b) Limits on Amounts. Except to the extent that premiums on life insurance contracts are paid from (1) a participant's after-tax savings contribution account, (2) earnings on contributions held under the plan, (3) in the event that the plan is a profit sharing plan, the amount attributable to employer contributions which have been on deposit in the plan for at least

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two years, or (4) in the event that the plan is a profit sharing plan, employer contributions with respect to a participant who has participated in the plan for at least 5 years, employer contributions used to pay premiums on life insurance will be subject to the following limitations:

                  (1) Ordinary life - For purposes of this subsection, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than 1/2 of the aggregate Employer contributions allocated to the Participant will be used to pay the premiums attributable to them.

                  (2) Term and universal life - no more than 1/4 of the aggregate Employer contributions allocated to the Participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

                  (3) Combination. The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums will not exceed 1/4 of the aggregate Employer contributions allocated to the Participant.

         (c) Distributions. Upon commencement of benefits, life insurance contracts on a Participant's life will be converted to cash or an annuity and distributed to the Participant, subject to the Plan's provisions on distributions.

         (d) Conflicts. In the event of any conflict between the terms of this Plan and the terms of any insurance contract hereunder, the Plan provisions will control.

         (e) Transaction with Participant. The purchase and sale of policies between a Participant and the Trustee will be permitted in conformance with the applicable class exemption from prohibited transactions issued by the Department of Labor.

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15.6     MUTUAL FUND SHARES:

         (a) The provisions of this section will apply to the extent that the Sponsor or Employer designates share of one or more investment companies or mutual funds as permitted investment media.

         (b) The Trustee will as soon as reasonably practicable after receipt of a contribution invest such contribution in shares and fractional shares of such mutual funds in accordance with the investment instructions applicable to such contribution.

         (c) Upon receipt of instructions to transfer an amount invested in one mutual fund to another mutual fund, the Trustee will as soon as reasonably practicable thereafter redeem sufficient shares of one mutual fund and purchase shares of the other mutual fund in order to carry out such instructions; such transfer may be carried out by exchange or shares if permitted by the mutual funds involved.

         (d) Upon receipt of instructions to redeem shares, the Trustee will redeem shares in one or more mutual funds as instructed in order to make a cash disbursement, whether a plan distribution or withdrawal, loan, payment of expenses or otherwise.

         (e) The Trustee will reinvest all dividends and capital gains or other distributions received on shares of a mutual fund in additional shares of such fund; where permitted such investment will be carried out by the Trustee's electing to receive such dividends and distributions in the form of additional shares.

         (f) All mutual fund shares purchased, received, redeemed or exchanged by the Trustee under the foregoing subsections of this section will be credited to or debited from the appropriate account as directed by the Plan Administrator. All such transactions will be effected at the current public offering price or net asset value of the mutual fund shares or as otherwise described in the then current prospectus pertaining to such mutual fund.

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         (g) Investment income and gains or losses in value of each mutual fund in which Participants' accounts are invested will automatically and continuously be credited or debited as a function of the net asset value of the shares of such fund and the reinvestment of dividends and other distributions in additional shares of such fund. Accordingly, to the extent that the assets of the Employer's plan are invested in shares of such mutual funds, each business day will be a Valuation Date.

         With respect to mutual funds which are not open end funds, the last business day of the Plan Year is a Valuation Date. The Employer may designate other Valuation Dates with the consent of the Trustee. The Trustee will determine the fair market value of the shares of such mutual funds as of each Valuation Date and will report such value to the Plan Administrator.

         (h) The Trustee will deliver to the Plan Administrator any notices of shareholder meetings, proxy and proxy-soliciting materials, prospectuses and annual or other reports to shareholders received by the Trustee relating to shares of a mutual fund held in the trust fund. The Plan Administrator will exercise voting rights with respect to the shares, unless the Plan Administrator has elected to pass voting rights through to Participants, in which case the Plan Administrator will deliver such items to each Participant whose account is invested in such shares. Within the time limit imposed by the Trustee or the Plan Administrator, each Participant may indicate how the shares credited to his or her accounts are to be voted. The Plan Administrator will deliver such instructions to the Trustee who will vote the shares in the manner indicated.

         Alternatively, arrangements may be made whereby the mutual fund or investment company sends any such materials directly to the Participant and the Participant sends voting instructions directly to the mutual fund or investment company.

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15.7     QUALIFYING EMPLOYER SECURITIES:

         (a) Application. The provisions of this section will apply to the extent that the Sponsor or Employer designates Qualified Employer Securities (as defined in Section 407(d)(5) of ERISA) as permitted investment media.

         (b) Limitations on Investment in Qualifying Employer Securities. The Plan's investment in Qualifying Employer Securities shall be subject to the following limitations:

                  (1) In the case of a money purchase plan, the aggregate fair market value of the Plan's investment in Qualifying Employer Securities shall not exceed 10% of the fair market value of the assets of the Plan. Immediately after the acquisition of Qualifying Employer Securities, no more than 25% of the aggregate amount of stock of the same class issued and outstanding at the time of the acquisition may be held by the Plan, and at least 50% of the aggregate amount of stock of the same class issued and outstanding at the time of the acquisition must be held by persons independent of the issuer.

                  (2) In the case of a 401(k) plan, to the extent that 401(k) Savings Contributions and the earnings thereon are required to be invested in Qualifying Employer Securities pursuant to the terms of the Plan or at the direction of a person other than the Participant or his or her Beneficiary, then the aggregate fair market value of the Plan's investment in Qualifying Employer Securities shall not exceed 10% of the fair market value of the assets of the Plan. Immediately after the acquisition of Qualifying Employer Securities, no more than 25% of the aggregate amount of stock of the same class issued and outstanding at the time of the acquisition may be held by the Plan, and at least 50% of the aggregate amount of stock of the same class issued and outstanding at the time of the acquisition must be held by persons independent of the issuer. This

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         Paragraph (2) shall not apply if (i) on the last day of the preceding
         Plan Year, the fair market value of all defined contribution plans maintained by the Employer equals not more than 10% of the fair market value of the assets of all pension plans (as defined in ERISA Section 3(2)) other than multiemployer plans maintained by the Employer; or
         (ii) if pursuant to the terms of this Plan, the portion of the 401(k) Savings Contributions which is required to be invested in Qualifying Employer Securities for any Plan Year may not exceed 1% of the Participant's Plan Compensation which is taken into account in determining the maximum amount of the Participant's 401(k) Savings Contributions for such Plan Year

                  (3) Except as provided in Paragraph (2), unless the terms of the Plan impose a limitation on the acquisition of Qualifying Employer Securities, there shall be no limitation on the acquisition or retention of Qualifying Employer Securities by a 401(k) or profit sharing plan, subject to the fiduciary responsibility requirements of ERISA.

         (c) Proxy and Voting of Qualifying Employer Securities. The Trustee will deliver to the Plan Administrator any notices of shareholder meetings, proxy and proxy-soliciting materials, prospectuses and annual or other reports to shareholders received by the Trustee relating to Qualifying Employer Securities held by the Trust. The Plan Administrator will exercise voting rights with respect to the shares, unless the Plan Administrator has elected to pass voting rights through to Participants, in which case the Plan Administrator will deliver such items to each Participant and Beneficiary may direct the Trustee in writing, or in any other manner permissible under the Trust Agreement, as to the manner in which the shares of such Qualifying Employer Securities allocated to his or her account are to be voted. The Trustee will vote such allocated shares of Qualifying Employer Securities in accordance with the timely written instructions (or,

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if the Trust Agreement so provides, the timely electronic or other instructions)
of such Participants and Beneficiaries, except to the extent that the Trustee has determined that following such instructions would result in a violation of the terms of the Plan, the Adoption Agreement or ERISA. With respect to allocated shares of Qualifying Employer Securities for which the Trustee or its Agent has not received timely written or other permissible voting instructions, and with respect to shares of Qualifying Employer Securities that have not been allocated to the accounts of Participants and Beneficiaries, if any, the Trustee shall vote all such shares in the same proportion as the allocated shares for which proper voting instructions are received are voted, or as provided in the Adoption Agreement, all in accordance with the applicable provisions of ERISA. The foregoing rules shall be subject to any applicable provisions of the Trust Agreement.

         (d) Tender or Exchange Offer. In the event of a tender or exchange offer for any Qualifying Employer Securities held by the Trust, the Trustee will deliver to the Plan Administrator any tender or exchange offer materials received by the Trustee. The Plan Administrator will determine whether to tender or exchange shares of Qualifying Employer Securities with respect to such tender or exchange offer, unless the Plan Administrator has elected to pass the decision whether to tender or exchange shares through to Participants, in which case the Plan Administrator will deliver such items to each Participant whose account is invested in such shares. Within the time limit imposed by the Trustee or the Plan Administrator, if the right to tender or exchange shares is passed through to Participants, each Participant and Beneficiary may direct the Trustee in writing, or in any other manner permissible under the Trust Agreement, as to the number of shares of Qualifying Employer Securities that are allocated to his or her account that he or she wishes the Trustee to tender or exchange. The Trustee will follow

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the timely written instructions (or, if the Trust Agreement so provides, the timely electronic or other instructions) of such Participants and Beneficiaries regarding the tender or exchange of such allocated shares of Qualifying Employer Securities, except to the extent that the Trustee has determined that following such instructions would result in a violation of the terms of the Plan, the Adoption Agreement or ERISA. With respect to allocated shares of Qualifying Employer Securities for which the Trustee or its Agent has not received timely written or other permissible tender or exchange instructions, and with respect to shares of Qualifying Employer Securities that have not been allocated to the accounts of Participants and Beneficiaries, the Trustee shall tender or exchange such shares in the same proportion as the allocated shares for which proper tender or exchange instructions are received are tendered or exchanged, or as provided in the Adoption Agreement, all in accordance with the applicable provisions of ERISA. The foregoing rules shall be subject to any applicable provisions of the Trust Agreement, the corporate law of the state governing the construction of the terms of the Trust Agreement and the terms of any such tender or exchange offer.

         15.8 EXPENSES: Any administrative fees and expenses will be paid by the Trust except to the extent that such fees and expenses are paid by the Employer. If the Employer has elected in the Adoption Agreement to apply forfeitures to the payment of administrative expenses under the Plan, such fees and expenses will be paid from the forfeitures under the Plan, if any. Fees or expenses will be allocated to the accounts of Participants in any administratively reasonable manner. Approximations may be used whenever it is not feasible to allocate such expenses on an exact basis. The Employer may reimburse the Trust for any fees and expenses paid by the Trust. Such reimbursement shall not be deemed to be a contribution for purposes of Code Sections 404 and 415.



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                     ARTICLE 16: ADMINISTRATION OF THE PLAN

16.1 PLAN ADMINISTRATOR: The Employer will be the Plan Administrator for purposes of ERISA, and any reference in this document or the Adoption Agreement to the Plan Administrator means the Employer. The Employer may in the Adoption Agreement designate an individual or a group of individuals acting as a committee to act of the Employer's behalf in carrying out its duties as Plan Administrator. Such persons may, but need not, be Plan Participants or Employees, partners, or officers of the Employer. The Employer will notify the Trustee of any such appointment. The Employer may remove any such individual or committee member at any time with or without cause, by filing notice of his or her removal with the Trustee. Any such individual or committee member may resign at any time by filing his or her resignation with the Employer and the Trustee. A vacancy however arising, will be filled by the Employer. If the Employer does not appoint an individual or committee to act for the Employer, the Employer will carry out the responsibilities of the Plan Administrator. If the Employer is a sole proprietorship, in the event of the sole proprietor's death, his or her executor or administrator will be the Plan Administrator. If the Employer is a partnership, in the event of the death of all the partners, the executor or administrator of the last to die will be the Plan Administrator.

16.2 ADMINISTRATION OF PLAN: The Plan Administrator is a named fiduciary of the Plan and will be the agent for receiving service of legal process on the Plan. He or she will control and manage the operation and administration of the Plan and will have all powers and authority necessary or appropriate to carry out its provisions. He or she will interpret and apply all terms of the Plan to particular cases or circumstances. He or she will make all final determinations concerning eligibility and status of Employees, Participants, vested interests, the right to benefits and all other rights hereunder, and all other matters concerning Plan Administration and


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interpretation. All determinations and actions of the Plan Administrator are conclusive and binding upon the Employer, Employees, Beneficiaries, and all other persons, except as otherwise provided herein or by law. The Plan Administrator will exercise his or her powers in a non-discriminatory manner and will apply uniform administrative rules of general application to insure that persons in similar circumstances are treated alike.

In the event of a mistake or misstatement as to the age, eligibility, years of service or participation of an Employee, or the amount of distribution(s) made or to be made to a Participant or Beneficiary, including distributions for hardship, the Plan Administrator or his or her delegate may make such adjustments (including in the case of overpayments, offsets, recoupment or reduction in benefit payments) to the extent the Plan Administrator or its delegate deems possible, and in the Plan Administrator's sole judgment, grant to such Participant the credits or distributions to which he or she is properly entitled under the Plan. In the event that this mistake requires that additional amounts be allocated to a Participant's account, upon notice from the Plan Administrator, the Employer shall make a supplemental contribution to the Plan.

16.3 REPORTING AND DISCLOSURE: The Plan Administrator will prepare, file, submit, distribute or make available any documents, plan descriptions, reports, statements, forms or other information to any government agency, Employee, former Employee, or Beneficiary as may be required by law or by the Plan.

16.4 RECORDS: The Plan Administrator will record his or her acts and decisions, and will prepare and maintain all data and records necessary or helpful to the Plan's administration. The Employer will supply all information required by the Plan Administrator to administer the Plan, and the Plan Administrator may rely upon the accuracy of such information.


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16.5 COMPENSATION AND EXPENSES: The Plan Administrator will serve without compensation unless otherwise determined by the Employer, but no Employee of the Employer will be compensated for his or her service as Plan Administrator. All reasonable expenses of operating and administering the Plan will be paid by the Employer or from the assets of the Trust fund, as provided in Section 15.7. Such expenses include the compensation of all persons employed or retained by the Plan Administrator (such as attorneys, accountants, actuaries, or other consultants or specialists), premiums for insurance or bonds protecting the Plan or Trust and required by law or deemed advisable by the Plan Administrator, and all other fees, expenses or costs of Plan Administration.

16.6 CLAIMS PROCEDURE: Any request for benefits (the claim) by a Participant or his or her Beneficiary (the claimant) will be filed with the Plan Administrator. Within a reasonable period after receipt of a claim, the Plan Administrator will provide notice to any claimant whose claim has been wholly or party denied, including:

      (a) the reasons for denial;

      (b) the Plan provisions on which the denial is based;

      (c) any additional material or information necessary to perfect the claim and the reasons it is necessary; and

      (d) the plan's claims review procedure.

      A claimant will be given a full and fair review by the Plan Administrator of the denial of his or her claim if he or she makes a request for review within sixty (60) days after notification of the denial. The claimant may review pertinent documents and may submit issues and comments. The Plan Administrator will render a decision on review promptly and will include specific reasons for the decision and references to the Plan provisions on which the decision is based.


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16.7 MORE THAN ONE EMPLOYER: If more than one employer has adopted the plan, the
Employer designated in Part A of the Adoption Agreement will be considered the Employer for purposes of exercising certain powers and administrative duties. In joining the plan, other employers delegate authority to such Employer to complete and select options in the Adoption Agreement and to select permissible investment media under Article 15; to designate the Plan Administrator and any other fiduciary; to amend or terminate the Plan without a separate instrument from each joining employer, provided that any such amendment or termination must apply equally to all adopting employers; to determine the appropriate basis under which Plan administrative expenses will be shared or to redelegate that authority to the Plan Administrator; and to take, or redelegate authority to the Plan Administrator to take, such other action as may be necessary for the efficient and proper administration of the Plan. Each joining employer will retain the authority to terminate the Plan for its own Employees. However, any amendment or termination of the Plan which does not uniformly apply to all members of a controlled group or affiliated service group or other aggregated group (within the meaning of Sections 19.9, 19.10 and 19.11 hereof) will cause any standardized plan to be considered a non-standardized plan so that the Employers may not rely upon the plan's qualification under Code Section 401(a) unless they obtain a determination letter to such effect from the Internal Revenue Service. Any entity shall cease to participate in the plan on the date on which it ceases to be a member of the same controlled group, affiliated service group or other aggregated group (within the meaning of Sections 19.9, 19.10 and 19.11, respectively) as the Employer designated in Part A of the Adoption Agreement.

16.8 CORRECTION OF ADMINISTRATIVE ERRORS. The Plan Administrator shall take such steps as it considers necessary and appropriate to remedy any inequity that results from incorrect


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information received or communicated in good faith, or as a consequence of administrative or operational error. Such steps may include, but shall not be limited to, taking any action required under the employee plans compliance resolution system of the Internal Revenue Service, any asset management or fiduciary conduct error correction program available through the Department of Labor, any similar correction program instituted by the IRS, DOL or other administrative agency, reallocation of Plan assets, adjustments in amount of future payments to Participants and Beneficiaries, and institution and prosecution of actions to recover benefit payments made in error or on the basis of incorrect or incomplete information.

              ARTICLE 17: AMENDMENT, TERMINATION OR MERGER OF PLAN

17.1 AMENDMENT BY SPONSOR: The Sponsor may amend any or all provisions of this Prototype Plan at any time without obtaining the consent of the Employer, and the Employer (and each other adopting employer) hereby expressly delegates authority to amend this Plan to the Sponsor.

17.2 AMENDMENT BY EMPLOYER: Except for (a) changes of design options selected in the Adoption Agreement, (b) amendments stated in the Adoption Agreement which allow the Plan to satisfy Section 415 of the Code or to avoid duplication of minimums under Section 416 of the Code because of the required aggregation of multiple plans, and (c) adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed, if the Employer amends the Plan or non-elective portions of the Adoption Agreement, for any other reason, it will no longer participate in this prototype plan, but will be considered to have an individually designed plan.


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17.3 RESTRICTIONS ON AMENDMENTS: No amendment under Section 17.1 or 17.2 will:

      (a) cause or permit any part of the assets of the Trust to be diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries, or cause or permit any portion of such assets to revert to or become the property of the Employer;

      (b) retroactively deprive any Participant of any benefit to which he or she was entitled hereunder by reason of contributions made by the Employer or the Participant before the amendment, unless such amendment is necessary to conform the Trust or Plan to, or satisfy the conditions of any law, governmental regulation or ruling or to permit the Plan and Trust to meet the requirements of Sections 401(a) and 501(a) of the Code;

      (c) decrease a Participant's account balance, except to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit;

      (d) if the vesting schedule of a Plan is amended, for an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, cause the nonforfeitable percentage (determined as of such date) of such Employee's right to his or her Employer-derived accrued benefit to be less than his percentage computed under the Plan without regard to such amendment; also, in the event of an amendment affecting the vesting schedule of the Employer's Plan, any Participant with three or more Years of Service will have his or her vesting determined under the pre-amendment vesting schedule if this would result in such Participant having a greater vested interest than under the amended vesting schedule.

      (e) eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive


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payment of his or her account balance under a particular optional form of benefit if the amendment satisfies the conditions in (1) and (2) below:

            (1) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

            (2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 C.F.R. Section 2520.104-2 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

      (f) increase or otherwise affect the duties, liabilities or rights of the Trustee unless the Trustee consents thereto.

17.4 TERMINATION OF PLAN: The Employer has established this Plan with the bona fide expectation and intention that it will continue to make contributions indefinitely. However, circumstances not now foreseen or beyond the control of the Employer may make it impossible or inadvisable for the Employer to continue the Plan. The Employer may, therefore, in its discretion, discontinue contributions or terminate the Plan completely or partially at any time with respect to its Employees by delivering to the Trustee a notice of complete or partial


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termination specifying the date of termination of the Plan and in the case of a partial termination the Participants affected by such partial termination. The Employer will be deemed to have completely terminated the Plan in the case of
(a) complete discontinuance of contributions or (b) termination of the Employer's legal existence. The Employer will incur no liability to any person as a result of any discontinuance of contributions or complete or partial termination of the Plan. In the event of a termination or partial termination of the Plan, or in the event of complete discontinuance of contributions under a profit-sharing plan, the account balance of each affected Employee will be fully vested and nonforfeitable.

17.5 DISPOSITION AND TERMINATION OF TRUST:

      (a) Upon complete or partial termination of the Plan, the Plan Administrator will determine subject to the joint and survivor rules of this plan, whether to direct the Trustee to continue to hold the accounts of Participants affected by the termination or partial termination, to disburse them as immediate benefit payments, to purchase immediate or deferred annuity contracts, or to follow any other procedure he deems advisable. The Trustee will follow the directions of the Plan Administrator.

      (b) The Trust created hereunder will terminate when all the assets of the Trust have been distributed.

17.6 MERGER OF PLANS: A merger or consolidation with, or transfer of assets or liabilities to, any other plan will be permitted only if the benefit each Participant would receive if the Plan were terminated immediately after the merger, consolidation or transfer is not less than the benefit he or she would have received if the Plan had terminated immediately before the merger, consolidation or transfer.


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             ARTICLE 18: TRANSFERS FROM OR TO OTHER QUALIFIED PLANS

18.1 TRANSFERS FROM ANOTHER PLAN OF THE EMPLOYER:

      (a) Notwithstanding any other provision hereof, the Employer may cause to be transferred to the Trustee all or any of the assets held (whether by a trustee, custodian, or otherwise) under any other defined contribution plan which satisfies the requirements of Section 401(a) of the Code and which is maintained by the Employer for the benefit of any of the Participants hereunder. If the Trustee is keeping separate accounts for each Participant, any such assets so transferred will be accompanied by instructions from the Employer or Plan Administrator naming the Participants for whose benefit such assets have been transferred and showing separately the respective contributions by the Employer and by the Participants and the current value of the assets attributable thereto.

      (b) Upon receipt of any assets transferred to it under subsection (a), the Trustee may sell any non-cash assets and invest the proceeds and any cash transferred to it. The Trustee will make appropriate credits to the proper accounts in accordance with the Employer's or Plan Administrator's instructions.

18.2 TRANSFERS TO OTHER PLANS: Upon the request of the Employer, the Trustee will transfer an amount designated by the Employer to the Trustee or custodian of any other qualified plan under which Plan Participants are covered. With the consent of the Plan Administrator and the plan administrator of the transferee plan, a Participant described in Section 7.2(a)(1) may make a Distribution Elective Transfer of his or her account balance under this Plan to the trustee or custodian of any other qualified plan under which such Participant is or will become covered as a participant. With the consent of the Plan Administrator and the plan administrator of the transferee plan, a Participant described in
Section 7.2(a)(2) may make an Elective Plan Transfer


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of his or her account balance under this Plan to the trustee or custodian of any other qualified defined contribution plan of the same type (as described in Section 7.2(a)(2)(iii).

                            ARTICLE 19: MISCELLANEOUS

19.1 PROHIBITED DIVERSION: Except as provided in Section 19.6, no portion of the corpus or income of the Trust will be used or diverted to purposes other than for the exclusive benefit of Participants, former Participants and their Beneficiaries, and to defray administrative expenses of the Plan and Trust. However, payment of sales charges, administrative expenses and taxes from the Trust assets is expressly permitted.

      No contract will be purchased under the Plan unless such contract or a separate agreement between the Employer and the insurer provides that: (1) no value under contracts providing benefits under the Plan or credits determined by the insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such contracts may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution. If this Plan is funded by individual contracts that provide a Participant's benefit under the Plan, such individual contracts shall constitute the participant's account balance. If this plan is funded by group contracts, under the group annuity or group insurance contract, premiums or other consideration received by the insurance company must be allocated to Participants' accounts under the Plan.


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19.2 FAILURE TO ATTAIN OR RETAIN QUALIFICATION: If the employer's plan fails to attain or retain qualification, such plan will no longer participate in this prototype plan and will be considered an individually designed plan.

19.3 NONALIENATION:

      (a) In General. Except as provided in subsection (b) and Section 19.4, no benefit or interest of any participant, former Participant or Beneficiary hereunder will be subject to assignment or alienation, either voluntary or involuntary.

      (b) Exceptions. The following shall not be precluded by the operation of subsection (a) hereof:

            (1) the withholding of income taxes from distributions (whether by legal mandate or by election of the prospective distributee;

            (2) the pledge by a borrower from the Plan (and foreclosure on the pledged amount by the lender or other holder of the borrower's debt obligation) of any portion of his or her interest in the Plan as security for the repayment of the amounts borrowed, pursuant to Section 12.5, interest payable in respect thereto, and costs and expenses associated therewith;

            (3) any arrangement for the recovery by the Plan of overpayments of benefits previously made to or for the benefit of the Participant or other person with respect to whom such an arrangement applies;

            (4) transfer of any eligible rollover distribution amount from the Plan to any other benefit plan qualified under section 401(a) of the Code or to an individual retirement arrangement established under section 408 of the Code;


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
            (5) direct deposit arrangements with respect to benefits if the direct deposits are authorized by such arrangement is to an account of the payee (or a joint account of the payee and his or her spouse) at a bank or other financial institution;

            (6) any assignment or alienation of benefits in pay status to the extent that such assignment or alienation (i) is voluntary and revocable,
      (ii) is not for the purpose of, nor has the effect of, defraying plan administration costs; and (iii) does not, when combined with all other such assignments in the aggregate, exceed ten percent of any benefit payment;

            (7) any assignment to the Employer if (i) such assignment is revocable at any time, and (ii) the Employer files with the Plan Administrator an acknowledgement meeting the requirements of Treas. Reg.Section1.401(a)-13(e)(2) (or a successor regulation of similar purpose);

            (8) the enforcement of a federal tax levy made pursuant to section 6331 of the Code or the collection by the United States on a judgment resulting from an unpaid tax assessment; and

            (9) any amount that a Participant is ordered or required to pay to the Plan if the order or requirement to pay arises under (A) a judgment or conviction for a crime involving the Plan, (B) a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation or alleged violation of Part 4 of Title I of ERISA by a fiduciary or any other person, or (C) a settlement agreement between the Secretary of Labor and the Participant or a settlement; the judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's account under


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      the Plan and, if applicable, the requirements of Section
      401(a)(13)(C)(iii) of the Code are satisfied.

19.4 QUALIFIED DOMESTIC RELATIONS ORDERS:

      (a) A qualified domestic relations order (QDRO) is a judgment, decree, or order which meets the requirements of Code Section 414(p). An Alternate Payee is an individual named in the QDRO who is to receive some or all of the participant's benefit.

      (b) Upon receipt of an order which appears to be a QDRO, the Plan Administrator will notify the Participant involved and each Alternate Payee under the order (and under any previous QDRO covering the participant's benefits). The Plan Administrator will determine whether the order is a QDRO and will notify each affected individual of his or her determination. In general, the Plan's claims procedure rules under Section 16.6 apply to this determination and any subsequent determination relating to the order. In applying these rules, an individual who is or may be an Alternate Payee enjoys the status of a claimant. However, the Plan Administrator may take any action or delay contemplated in Code Section 414(p) and the regulations under it, whether or not contemplated in the Plan's claims procedure rules.

      (c) To the maximum extent permitted by law, the Plan Administrator's determination that an order is or is not a QDRO is final. Any subsequent change in this determination is applied only prospectively, unless the Plan Administrator rules otherwise.

      (d) Certain conflicts between a domestic relations order and the Plan's provisions will cause the order to fail to be a QDRO. However, once an order is determined to be a QDRO, the provisions of the QDRO take precedence over any conflicting provisions of the Plan.

      (e) Except as otherwise provided under the terms of the QDRO, all benefits under a QDRO will be payable in the form of a single sum commencing as soon as practicable after the


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Plan Administrator determines that a domestic relations order is a QDRO. For purposes of determining the accounts from which benefits under a QDRO will be distributed, the Trustee will distribute a pro rata amount from each of the Participant's Employer Contribution, After-Tax Savings Contribution, 401(k) Savings Contribution, Matching Contribution, rollover contribution, and all other accounts maintained on behalf of the Participant, unless the QDRO otherwise provides. To the extent provided in a QDRO (assuming that the QDRO does not provide for the form of distribution described in the preceding sentence), a former spouse will be treated as the spouse or surviving spouse of a Participant for purposes of the spousal protection and any other relevant provisions of the Plan.

      (f) A domestic relations order entered before January 1, 1985, will be treated as a QDRO if payment of benefits pursuant to the order has commenced as of that date. At the Plan Administrator's discretion, it may be treated as a QDRO if payment of benefits has not commenced as of that date, even though the order does not satisfy the requirement of Code Section 414(p).

19.5 LIMITATION ON RIGHTS CREATED BY PLAN:

      (a) The adoption and maintenance of the Plan and Trust will not be construed to give a Participant the right to continue in the employ of the Employer or to interfere with the right of the Employer to discharge, lay off or discipline a Participant at any time, or give the Employer the right to require any Participant to remain in its employ or to interfere with the Participant's right to terminate his or her employment.

      (b) The adoption and maintenance of the Plan and Trust, the creation of any account or the payment of any benefit will not be construed as creating any legal or equitable right against the Employer or the Trust except as this Plan specifically provides.


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      (c) The Employer, the Trustee, the Plan Administrator and the Sponsor do
not guaranty the payment of benefits hereunder and benefits will be paid only to the extent of the assets of the trust. It is a condition of participation in the Plan that each Participant (and his or her Beneficiary or anyone else claiming through him or her) will look only to the assets of the Trust for the payment of any benefit to which he or she or his or her Beneficiary or other person is entitled.

19.6 ALLOCATION OF RESPONSIBILITIES: The Employer, the Trustee and the Plan Administrator will each have only those duties and responsibilities specifically allocated to each of them under the Plan. There will be no joint fiduciary responsibility between or among fiduciaries unless specifically stated otherwise. Any person may serve in more than one fiduciary capacity.

19.7 RETURN OF CONTRIBUTIONS:

      (a) If the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made conditionally subject to such initial qualification will be returned to the Employer if demand therefor is made within one year after the date initial qualification is denied, but only if application for a determination concerning the Plan's initial qualification was made within the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan was adopted or within such longer time as the Secretary of the Treasury may prescribe.

      (b) All Employer contributions are conditioned upon their deductibility under Code Section 404. A contribution which is made because of a mistake of fact or the deduction of which is disallowed, will be returned to the Employer within one year thereafter.


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      (c) If the Trustee is keeping separate accounts for each Participant,
Participants' accounts will be adjusted in accordance with instructions from the Plan Administrator to the Trustee to reflect any returns under this Section 19.6.

19.8 CURRENT ADDRESS OF PAYEE: The Plan Administrator shall make reasonable efforts to locate any Participant, Beneficiary, or Alternate Payee to whom benefits are required to be paid under the terms of the Plan or applicable law. If, as a result of the exercise of reasonable efforts to locate any such person, the plan administrator is unable to locate such person, unless otherwise provided in the Adoption Agreement, the Plan Administrator shall forfeit such person's benefit, which benefit will be reinstated if a claim is made by the Participant or Beneficiary.

19.9 CONTROLLED GROUP: All employees of all corporations which are members of a controlled group of corporations (as defined in Section 414(b) of the Code) and all employees of all trades or businesses, whether or not incorporated, which are under common control (as defined in Section 414(c) of the Code) will be treated as employed by a single employer.

19.10 AFFILIATED SERVICE GROUPS: All employees of all members of an affiliated service group (as defined in Section 414(m) of the Code) will be treated as employed by a single employer.

19.11 OTHER AGGREGATED GROUPS: Employees of employers which are aggregated in accordance with regulations under Code Section 414(o) will be treated as employed by one employer to the extent provided in such regulations.

19.12 LEASED EMPLOYEES: Any Leased Employee shall be treated as an Employee of the recipient employer. The term "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis


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for a period of at least one year, and such services are performed under the primary direction and control by the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      A Leased Employee shall not be considered an Employee of the recipient if:
(i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

19.13 APPLICATION OF PLAN'S TERMS:

      (a) If an Employee retired, died or otherwise terminated his or her service before the effective date of the Employer's Plan, the Employee and his or her Beneficiaries will receive no benefits and will have no rights under the Plan.

      (b) If an Employee retires, dies or otherwise terminates his or her service on or after the effective date of the Employer's Plan, the benefits and rights of the Employee and his or her Beneficiaries will be determined in accordance with the terms of the Plan that are in effect on the date of such termination of service.

      (c) The allocations to a Participant's account for any year of reference will be determined in accordance with the terms of the Plan that are in effect for such year.


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19.14    RULES OF CONSTRUCTION:

      (a) This Plan is intended to qualify as a profit sharing plan or a pension plan under Section 401(a) of the Code to be an eligible individual account plan as defined in Section 407(d)(3) of ERISA, and to comply with all applicable requirements of both statutes. The terms of the plan will be construed to carry out this intent.

      (b) A word or phrase defined or explained in any section has the same meaning throughout the Plan unless the context indicates otherwise.

      (c) Where the context so requires the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

      (d) Unless the context indicates otherwise, the words "herein", "hereof", "hereunder", and words of similar import refer to the Plan as a whole and not only to the section in which they appear.

      (e) Headings and titles are for convenience only, and the text will control in all matters.

      (f) Reference to any section of the Code or ERISA includes reference to a similar provision of a successor statute.

19.15 GOVERNING LAW: To the extent that state law applies, the provisions of the Plan will be construed enforced and administered according to the laws of the state where the principal offices of the Trustee are located.

19.16 PAYMENT FOR MINOR OR INCOMPETENT: In the event that any amount is payable under the plan to a minor or to any person deemed by a court of competent jurisdiction to be incompetent, either mentally or physically, such payment shall be made for the benefit of such minor or incompetent person by payment to a person who has been designated by a court of competent jurisdiction to receive such amount.


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